As Filed with the Securities and Exchange Commission on April 27, 2010

Registration File Nos. 333-44956; 811-10097

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 12	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940	☐

Amendment No. 15	☒

(Check appropriate box or boxes)

American Family Variable Account I

(Exact name of registrant)

AMERICAN FAMILY LIFE INSURANCE COMPANY

(Name of depositor)

6000 American Parkway

Madison, Wisconsin 53783-0001

(Address of depositor’s principal executive offices)

Depositor’s Telephone Number, including Area Code: 1-888-428-5433

Christopher S. Spencer, Esq.

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

(Name and address of agent for service)

Copy to:

Stephen E. Roth, Esq.

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2010 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on May 1, 2010 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Flexible Premium Variable Universal Life Insurance Policies

[Cover Graphic] Variable Universal Life Insurance Series I Prospectus May 1, 2010 [Logo of American Family Insurance]

Prospectus	May 1, 2010

Variable Universal Life Insurance Policy

issued by

American Family Variable Account I

and

American Family Life Insurance Company

Home Office

Variable Product Services

6000 American Parkway

Madison, Wisconsin 53783-0001

Telephone: 1-800-MYAMFAM (1-800-692-6326)

This prospectus describes a variable universal life insurance policy (“Policy”) issued by American Family Life Insurance Company (“AFLIC” or the “Company”). The Policy is a long-term investment designed to provide significant life insurance benefits. This prospectus provides basic information about the Policy. The Policy is not available to new purchasers.

The prospectus is not the Policy. We will issue you a Policy, which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy (and the riders attached to your Policy) for the provisions that apply in your state.

You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your registered representative or financial adviser.

You can allocate your Policy’s values to:

One or more Subaccounts of American Family Variable Account I (the “Variable Account”), each of which invests exclusively in one or more of the portfolios listed on this page; or

the Fixed Account, which credits a specific rate of interest.

Please note that the Policy and the Portfolios:

are not guaranteed to achieve their goals;

are not federally insured;

are not endorsed by any bank or government agency; and

are subject to risks, including loss of the amount invested.

The following portfolios are available:

Fidelity Variable Insurance Products Fund

Fidelity VIP Contrafund® Portfolio (Service Class 2)

Fidelity VIP Equity-Income Portfolio (Service Class 2)

Fidelity VIP Growth & Income Portfolio (Service Class 2)

Fidelity VIP Growth Portfolio (Service Class 2)

Fidelity VIP Investment Grade Bond Portfolio (Service Class)

Fidelity VIP Mid Cap Portfolio (Initial Class)

Fidelity VIP Money Market Portfolio (Initial Class)

Vanguard® Variable Insurance Fund

Vanguard VIF International Portfolio

Vanguard VIF Small Company Growth Portfolio

Vanguard is a trademark of The Vanguard Group, Inc.

The Securities and Exchange Commission has not approved the Policy, the Fixed Account or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Policy Benefits/Risk Summary

The Policy is a flexible premium variable universal life insurance policy that provides life insurance protection in the event of the death of the Insured. The insurance proceeds payable to the Beneficiary may vary and your Cash Value under the Policy will vary based on the investment performance of the Subaccounts you choose and interest credited in the Fixed Account. You may make partial surrenders and loans from your Cash Value under the Policy subject to certain conditions described in this prospectus. You may surrender the Policy at any time. We do not guarantee any minimum Cash Value or Surrender Value. You could lose some or all of your money. This Policy is not available to new purchasers.

This summary describes the Policy’s important benefits and risks and corresponds to prospectus sections that discuss the topics in more detail. The glossary at the end of the prospectus defines certain words and phrases used in this prospectus.

Policy Benefits

Premiums

Flexibility of Premiums: After you pay the initial premium, you can pay additional premiums at any time (prior to the Maturity Date) and in any amount (but not less than $100 for additional premium payments). You can select a premium payment plan to pay planned premiums quarterly, semiannually, or annually. You are not required to pay premiums according to the plan.

Cancellation Privilege: When you receive your Policy, the free-look period begins. You may return your Policy during this period and receive a refund. We will refund the greater of premium payments made or the Cash Value on the date We receive the Policy plus the amount of any premium charges and any Monthly Deductions.

The Policy

Ownership Rights: While the Primary Insured is living, you may exercise all of the rights and options described in the Policy, subject to the rights of any assignee or irrevocable beneficiary. These rights include designating the Beneficiary, changing the Owner, and assigning Policy rights.

Variable Account: You may direct the money in your Policy to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the portfolios listed on Page 1 of this prospectus.

Fixed Account: You may place money in the Fixed Account where it earns at least 3% annual interest. We may declare higher rates of interest, but are not obligated to do so.

Cash Value: Cash Value is the sum of your amounts in the Subaccounts and the Fixed Account. Cash Value varies from day to day, depending on the investment performance of the Subaccounts you choose, interest We credit to the Fixed Account, charges We deduct, and any other transactions (e.g., transfers, partial surrenders, and loans). We do not guarantee a minimum Cash Value.

Death Benefit

Insurance Proceeds: We pay insurance proceeds to the Beneficiary upon due proof of death of the Insured. The insurance proceeds equal the death benefit and any additional insurance provided by Rider less any indebtedness, any unpaid Monthly Deductions, and, for Option 1 only, any partial surrenders (including any partial surrender charge and partial surrender processing fee) within two years of the Primary Insured’s death.

Death Benefit Option 1 and Option 2: You may choose between two death benefit options under the Policy. You may change death benefit options while the Policy is in force. We calculate the amount available under each death benefit option monthly and on the date of the Primary Insured’s death.

Death Benefit Option 1 is equal to the greater of:

the Specified Amount on the date of the Primary Insured’s death; or

the Cash Value multiplied by the applicable Cash Value Percentage listed under “Death Benefit Options.”

Death Benefit Option 2 is equal to the greater of:

the Specified Amount plus the Cash Value on the date of the Primary Insured’s death; or

the Cash Value multiplied by the applicable Cash Value Percentage.

Changing Death Benefit Options and Specified Amount: You may change death benefit options

4	The American Family Variable Universal Life Prospectus

at any time with no additional charge while the Policy is in force. In addition, you select the Specified Amount when you apply for the Policy. After the first Policy Year you may increase, and after the second Policy Year, may decrease the Specified Amount subject to certain conditions. Changing the death benefit option or Specified Amount may have tax consequences.

Accelerated Death Benefit: Under the Accelerated Death Benefit Rider, you may receive accelerated payment of part of the death benefit if the Primary Insured develops a terminal illness. The Federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain. Receipt of the accelerated death benefit could affect your eligibility to receive a government sponsored benefit (e.g., Medicare and Medicaid benefits). You should consult a tax adviser before adding this rider to your Policy or requesting an accelerated death benefit.

Supplemental Benefits and Riders

We offer eight Riders that provide supplemental benefits under the Policy: the Accelerated Death Benefit Rider, Accidental Death Benefit Rider, Additional Insured Rider, Children’s Insurance Rider, Guaranteed Purchase Option Benefit Rider, Guaranteed Minimum Death Benefit Rider, Waiver of Monthly Deductions Rider, and Waiver of Specified Premium Rider. We deduct monthly charges for the Accidental Death Benefit, Additional Insured, Children’s Insurance, Guaranteed Purchase Option Benefit, Guaranteed Minimum Death Benefit, Waiver of Monthly Deductions, and Waiver of Specified Premium Riders. There is no charge for the Accelerated Death Benefit Rider. Your registered representative can help you determine whether any of the Riders are suitable for you. These Riders may not be available in all states. Please contact Us for further details.

Surrenders and Partial Surrenders

Surrender: At any time while the Policy is in force, you may make a request to surrender your Policy and receive the Surrender Value. A surrender charge applies if you surrender the Policy during the first 14 Policy Years or within 14 years after an increase in Specified Amount. A surrender may have tax consequences.

Partial Surrenders: After the first Policy Year, you may make a written request to withdraw part of the Surrender Value, subject to a $250 minimum and other conditions described in this prospectus. Partial surrenders may have tax consequences and increase the risk that your Policy will lapse.

Transfers

You may make twelve transfers of Cash Value among the Subaccounts and the Fixed Account in each Policy Year without charge subject to certain conditions described in this prospectus. We will assess a $25 charge for each transfer after the twelfth transfer in a Policy Year. You may only make one transfer out of the Fixed Account in a Policy Year. (For Oregon Policies only: Each transfer after the twelfth transfer in a Policy Year is subject to Our approval.)

Loans

You may take a loan from your Policy. You may take a Preferred Loan, up to the amount your Surrender Value exceeds premiums paid, at any time. You may also take a Non-Preferred Loan at any time. The maximum loan amount you may take is 90% of the Surrender Value.

We charge you a maximum annual interest rate of 8.00% on your loan. We credit interest on loan amounts in the Loan Account and We guarantee that the annual earned interest rate will not be lower than 8% for Preferred Loans and 6% for Non-Preferred Loans. Loans may have tax consequences.

Loans reduce the surrender value and death benefit and increase the risk that your Policy will lapse.

Settlement Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. More detailed information concerning these settlement options is included in the Death Benefit Section of this Prospectus.

5

Policy Benefits/Risk Summary (continued)

Tax Benefits

Generally, under Federal tax law, the death benefit payable under a qualifying life insurance policy is excludable from the gross income of the beneficiary, and the owner would not be deemed to be in constructive receipt of the cash value of the policy until there is a distribution. This means that under a qualifying life insurance policy, cash value buildups on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. This Policy is designed to afford the tax treatment normally accorded life insurance contracts under Federal tax law; however, there is some uncertainty about the application of the Federal tax law to a Policy issued on a substandard basis.

6	The American Family Variable Universal Life Prospectus

Policy Risks

Policy Risks

The following are some of the risks associated with the Policy.

Investment Risk

If you invest your Cash Value in one or more Subaccounts, then you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Cash Value will decrease. You could lose everything you invest. You will also be subject to the risk that the investment performance of the Subaccounts you choose may be less favorable than that of other Subaccounts, and in order to keep the Policy in force you may be required to pay more premiums than originally planned.

If you allocate net premiums to the Fixed Account, then We credit your Cash Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risk of Lapse	If your Cash Value is not enough to pay the Monthly Deduction and other charges, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of a grace period unless you make a sufficient payment. Your Policy may also lapse if your indebtedness reduces the Surrender Value to zero. Your Policy generally will not lapse: (1) during the first five Policy years, if you pay premiums (less any indebtedness and partial surrenders) equal to or in excess of the cumulative Minimum Premium (there is no such guarantee for any increase in Specified Amount); (2) if you purchase a Guaranteed Minimum Death Benefit Rider and meet certain conditions; or (3) if you make a payment equal to the outstanding Minimum Premium due and any loan interest due before the end of the grace period. You may reinstate a lapsed Policy, subject to certain conditions. Policy loans and partial surrenders increase the risk that your Policy will lapse.
Tax Risks	We anticipate that the Policy should generally be deemed a life insurance contract under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to Policies issued on a substandard basis, particularly if you pay the full amount of premiums permitted under a Policy. In addition, if you elect the accelerated death benefit, the tax consequences associated with continuing the Policy after a distribution is made are unclear. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive receipt of Cash Value under a Policy until there is a distribution from the Policy. Moreover, Insurance Proceeds

7

Policy Risks (continued)

payable under a Policy generally should be excludable from the gross income of the Beneficiary, but may be subject to estate taxes. As a result, the Beneficiary generally should not be taxed on these proceeds.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under the Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans generally will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

See “Federal Tax Considerations.” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Surrender Risks

The surrender charge under the Policy applies for the first 14 Policy Years (as well as during the first 14 Policy Years following an increase in Specified Amount) in the event you surrender all or a portion of the Policy or the Policy lapses. It is possible that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of your Policy in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because surrender charges affect the Surrender Value which is a measure We use to determine whether your Policy will enter a grace period (and possibly lapse). See “Risk of Lapse” above.

While partial surrenders are available to you after the first Policy Year, your partial surrenders may not lower the Surrender Value below 10% of its value. Partial surrenders are assessed a charge in proportion to the charge that would apply to a full surrender as well as a processing charge of 2% of the amount surrendered not to exceed $25.

A partial surrender or surrender may have tax consequences.

8	The American Family Variable Universal Life Prospectus

Loan Risks

A Policy loan, whether or not repaid, will affect your Policy’s Cash Value over time because We subtract the amount of the loan from the Subaccounts and/or Fixed Account as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the Fixed Account.

We reduce the amount We pay on the Primary Insured’s death by the loan balance. Your Policy may lapse (terminate without value) if your indebtedness reduces the Surrender Value to zero. If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

A loan may have tax consequences.

Risk of An Increase in Current Fees and Expenses	Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the portfolios’ prospectuses for more information. There is no assurance that any portfolio will achieve its stated investment objective.

9

Fee Tables

The following tables describe the fees and expenses that are payable when buying, owning, and surrendering the Policy.

The first table describes the fees and expenses that are payable at the time that you buy the Policy, surrender the Policy, or transfer Cash Value between the Subaccounts and the Fixed Account.

Transaction Fees
Amount Deducted
Charge	When Charge is Deducted	Maximum Guaranteed Charge	Current Charge
Premium Charge	Upon each premium payment	7.5% of premium up to Target Premium[1] and 3.5% of Premium in excess of Target premium for a Policy Year	7.5% of premium up to Target Premium and 3.5% of premium in excess of Target Premium for a Policy Year
Partial Surrender Charge	Upon partial surrender	Deduction from Cash Value in proportion to the charge that applies upon full surrender	Deduction from Cash Value in proportion to the charge that applies upon full surrender
Partial Surrender Processing Fee	Upon partial surrender	2% of the amount surrendered, not to exceed $25	2% of the amount surrendered, not to exceed $25
Surrender Charge[2]
Minimum Charge[3]	Upon Policy lapse or full surrender of the Policy within the first fourteen Policy Years, or within the first fourteen years of an increase in the Specified Amount	$0.19 per $1,000 of the Specified Amount or the Specified Amount increase	$0.19 per $1,000 of the Specified Amount or the Specified Amount increase
Maximum Charge[4]	Upon Policy lapse or full surrender of the Policy within the first fourteen Policy Years, or within the first fourteen years of an increase in the Specified Amount	$42 per $1,000 of the Specified Amount or the Specified Amount increase	$42 per $1,000 of the Specified Amount or the Specified Amount increase
Charge for Insured with Issue Age 30 in Male, Non-Smoker underwriting class for first Policy Year	Upon Policy lapse or full surrender of the Policy within the first fourteen Policy Years, or within the first fourteen years of an increase in the Specified Amount	$6.86 per $1,000 of the Specified Amount or the Specified Amount increase	$6.86 per $1,000 of the Specified Amount or the Specified Amount increase
Transfer Charge	Upon transfer	First twelve transfers in Policy Year are free; $25 for each additional transfer	First twelve transfers in Policy Year are free; $25 for each additional transfer
Illustration Fee	Upon each request for an illustration after receipt of first illustration in Policy Year	First illustration in Policy Year is free; $25 for each additional illustration	None[5]

10	The American Family Variable Universal Life Prospectus

[1]	The Target Premium is a hypothetical annual premium, which is based on the Specified Amount and the Insured’s age and underwriting class. The maximum Target Premium for a Policy is $123 per $1,000 of Specified Amount. This figure assumes the Insured has the following characteristics: Male, age 80, Smoker. The Target Premium for your Policy is shown on the Schedule Page of the Policy. The Premium Charge is 7.5% of premiums paid, up to the Target Premium in Policy Years 1-10 and 5.5% of premiums paid, up to the Target Premium, in all Policy Years thereafter. For all Policy Years, there is a 3.5% Premium Charge on all premium payments in excess of the Target Premium.
[2]	The Surrender Charge equals a charge per $1,000 of the Specified Amount, and varies based on the Insured’s Issue Age, underwriting class, and Policy Year. The surrender charge shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page indicates the surrender charge applicable to your Policy. More detailed information concerning your surrender charge is available upon request at our Home Office. This charge may only be assessed during the first fourteen Policy Years, and during the first fourteen Policy Years following an increase in the Specified Amount, to the extent of the increase.
[3]	The minimum surrender charge assumes that the Policy is in the 14th Policy Year, and that the Insured has the following characteristics: Female, Issue Age 1, Non-Smoker.
[4]	The maximum surrender charge assumes that the Policy is in the first Policy Year, and that the Insured has the following characteristics: Male, Issue Age 80, Smoker.
[5]	We currently do not assess a charge for providing an illustration of Policy values. We reserve the right to charge a reasonable fee for this service to persons who request more than one Policy illustration during a Policy Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including Portfolio fees and expenses.

Periodic Charges (other than Portfolio fees and expenses)
Amount Deducted
Charge	When Charge is Deducted	Maximum Guaranteed Charge	Current Charge
Mortality and Expense Risk Charge	Daily	.90% of the average annual net assets of each Subaccount you are invested in for each Policy Year	.90% of the average annual net assets of each Subaccount you are invested in for Policy Years 1-10 and .45% thereafter
Cost of Insurance Charge[6]
Minimum Charge[7]	Monthly	$.06 per $1,000 of net amount at risk[8]	$.06 per $1,000 of net amount at risk
Maximum Charge[9]	Monthly	$24.85 per $1,000 of net amount at risk	$23.21 per $1,000 of net amount at risk
Charge for Insured with Attained Age 30 in Male, Non-Smoker underwriting class with Specified Amount of $125,000 for first Policy Year	Monthly	$.12 per $1,000 of net amount at risk	$.10 per $1,000 of net amount at risk
Policy Fee	Monthly	$11.50 each month[10]	$11.50 each month[10]
Loan Interest Spread[11]	At the end of each Policy Year until the loan is repaid in full[12]	2% (effective annual rate)	2% (effective annual rate)

[6]	The cost of insurance charge will vary based on the Primary Insured’s issue age, underwriting class, duration of the Policy, and Specified Amount. The cost of insurance charges shown in the table may not be typical of the charges you will pay. The schedule page of your Policy will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charge is available on request from Our Home Office. Also, before you purchase the Policy, We will provide you with hypothetical illustrations of Policy values based upon the Primary Insured’s issue age and underwriting class, death benefit option, Specified Amount, planned periodic premiums, and riders requested.

11

Fee Tables (continued)

[7]	The minimum cost of insurance charge assumes that the Insured has the following characteristics: Female, Issue Age 10, Non-Smoker.
[8]	The net amount at risk is equal to the Specified Amount of coverage minus the Policy’s Cash Value for a Policy with Death Benefit Option 1 in effect. For a Policy with Death Benefit Option 2 in effect, the net amount at risk is equal to the Specified Amount of coverage.
[9]	The maximum cost of insurance charge assumes that the Insured has the following characteristics: Male, Attained Age 94, Smoker.
[10]	Each month We deduct a policy fee of $6.00 for Specified Amounts $100,000 or greater and $9.00 for Specified Amounts less than $100,000. There is an extra $2.50 per month charge in the first five Policy Years.
[11]	The Loan Interest Spread charge is the difference between the amount of interest We charge you for a loan (currently, an effective annual rate of 8% and guaranteed not to exceed an effective annual rate of 8%) and the amount of interest we credit to the amount held in the Loan Account to secure your Policy loans (currently, an effective annual rate of 8% for Preferred Loans and an effective annual rate of 6% for Non-Preferred Loans). We guarantee that the interest We credit to the amount in the Loan Account will be at least equal to an effective annual rate of 8% for Preferred Loans and an effective annual rate of 6% for Non-Preferred Loans. The guaranteed charge of 2% (effective annual rate) shown above represents the Loan Interest Spread for a Non-Preferred Loan. The guaranteed charge for a Preferred Loan would be 0% (effective annual rate).
[12]	You may pay interest owed on Policy loans at any time while the Primary Insured is alive and the Policy is in force.

Periodic Charges (other than Portfolio fees and expenses)
Amount Deducted
Charge for Riders[13]	When Charge is Deducted	Maximum Guaranteed Charge	Current Charge
Accelerated Death Benefit Interest Charge	Upon payment of insurance proceeds	Lower of A or B. Where A is the greater of (1) the current yield on a 90 day treasury bill or (2) the maximum statutory adjustable policy loan interest rate, and B is the current Policy Loan interest rate	5.86% (effective annual rate)[14]
Accidental Death Benefit	Monthly	$.09 per $1,000 of accidental death benefit insurance coverage	$.09 per $1,000 of accidental death benefit insurance coverage
Additional Insured Rider
Minimum[15]	Monthly	$.08 per $1,000 of additional insured rider amount[16] and $.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage	$.04 per $1,000 of additional insured rider amount and $.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage
Maximum[17]	Monthly	$2.76 per $1,000 of additional insured rider amount and $.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage	$2.28 per $1,000 of additional insured rider amount and $.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage
Charge for Insured with Attained Age 35 in Male, Non-Smoker underwriting class	Monthly	$.14 per $1,000 of additional insured rider amount and $.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage	$.12 per $1,000 of additional insured rider amount and $.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage
Children’s Insurance:	Monthly	$6 for all insured children	$5 for all insured children

12	The American Family Variable Universal Life Prospectus

Periodic Charges (other than Portfolio fees and expenses)
Charge for Riders	When Charge is Deducted	Amount Deducted
		Maximum Guaranteed Charge	Current Charge
Guaranteed Purchase Option Benefit:
Minimum[18]	Monthly	$.05 per $1,000 of guaranteed insurance coverage	$.05 per $1,000 of guaranteed insurance coverage
Maximum[19]	Monthly	$.15 per $1,000 of guaranteed insurance coverage	$.15 per $1,000 of guaranteed insurance coverage
Charge for Insured with Attained Age 10	Monthly	$.05 per $1,000 of guaranteed insurance coverage	$.05 per $1,000 of guaranteed insurance coverage
Guaranteed Minimum Death Benefit	Monthly	$.01 per every $1,000 of Specified Amount	$.01 per every $1,000 of Specified Amount
Waiver of Monthly Deductions
Minimum[20]	Monthly	$.04 per $1 of the monthly cost of insurance charge	$.04 per $1 of the monthly cost of insurance charge
Maximum[21]	Monthly	$.30 per $1 of the monthly cost of insurance charge	$.30 per $1 of the monthly cost of insurance charge
Charge for Insured with Attained Age 30	Monthly	$.09 per $1 of the monthly cost of insurance charge	$.09 per $1 of the monthly cost of insurance charge
Waiver of Specified Premium Rider
Minimum[22]	Monthly	$.03 per $1 of the monthly specified premium amount	$.03 per $1 of the monthly specified premium amount
Maximum[23]	Monthly	$.19 per $1 of the monthly specified premium amount	$.19 per $1 of the monthly specified premium amount
Charge for Insured with Attained Age 25	Monthly	$.03 per $1 of the monthly specified premium amount	$.03 per $1 of the monthly specified premium amount

[13]	The charge for the Additional Insured Rider varies based on the Insured’s Attained Age, underwriting class and gender. Charges for the Guaranteed Purchase Option Benefit Rider, the Waiver of Monthly Deductions Rider, and the Waiver of Specified Premium Rider vary based on the Insured’s Attained Age. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding these rider charges is available upon request from Our Home Office.
[14]	The accelerated death benefit interest rate may vary on a daily basis. Before you elect an accelerated death benefit payment, We can estimate the interest rate that would apply to the amount of the accelerated payment.
[15]	The minimum Additional Insured Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 18, Select.
[16]	The additional insured rider amount is the Specified Amount of coverage provided under the Additional Insured Rider.
[17]	The maximum Additional Insured Rider charge assumes that the Insured has the following characteristics: Male, Attained Age 64, Smoker.
[18]	The minimum Guaranteed Purchase Option Benefit charge assumes that the Insured has an Attained Age 0.
[19]	The maximum Guaranteed Purchase Option Benefit charge assumes that the Insured has an Attained Age 39.
[20]	The minimum Waiver of Monthly Deductions charge assumes that the Insured has the following characteristics: Male or Female, Attained Age 0.

13

Fee Tables (continued)

[21]	The maximum Waiver of Monthly Deductions charge assumes that the Insured has the following characteristics: Male or Female, Attained Age 59.
[22]	The minimum Waiver of Specified Premium Rider charge assumes that the Insured has the following characteristics: Male or Female, Attained Age 0.
[23]	The maximum Waiver of Specified Premium Rider charge assumes that the Insured has the following characteristics: Male or Female, Attained Age 59.

The next table describes the Portfolio fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Portfolios for the fiscal year ended December 31, 2009. More detail concerning each Portfolio’s fees and expense is contained in the prospectus for each Portfolio.

Annual Portfolio Operating Expenses

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets include management fees, distribution [and/or service] (12b-1) fees, and other expenses)	.31%	.94%

The next table describes the annual portfolio operating expenses for each of the Portfolios available under the Policy. The table shows the fees and expenses charged by each Portfolio for the fiscal year ended December 31, 2009.

Portfolio	Advisory Fee	12b-1 Fee	Other Expenses	Total Expenses
Fidelity Variable Insurance Products Fund
Fidelity VIP Contrafund® Portfolio (Service Class 2)[25]	.56%	.25%	.11%	.92%
Fidelity VIP Equity-Income Portfolio (Service Class 2)	.46%	.25%	.12%	.83%
Fidelity VIP Growth & Income Portfolio (Service Class 2)	.46%	.25%	.14%	.85%
Fidelity VIP Growth Portfolio (Service Class 2) [25]	.56%	.25%	.13%	.94%
Fidelity VIP Investment Grade Bond Portfolio (Service Class)	.32%	.10%	.12%	.54%
Fidelity VIP Mid Cap Portfolio (Initial Class)	.56%	N/A	.12%	.68%
Fidelity VIP Money Market Portfolio (Initial Class)	.19%	N/A	.12%	.31%
Vanguard® Variable Insurance Fund
Vanguard VIF International Portfolio	.47%	N/A	.05%	.52%
Vanguard VIF Small Company Growth Portfolio	.35%	N/A	.05%	.40%

[25]

A portion of the brokerage commissions that the Fidelity VIP Contrafund® Portfolio and the Fidelity VIP Growth Portfolio pay may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. Including these reductions, the total class operating expenses for the Fidelity VIP Contrafund® Portfolio and the Fidelity VIP Growth Portfolio would have been .90% and .93%, respectively, for the fiscal year ended December 31, 2009. These offsets may be discontinued at any time.

14	The American Family Variable Universal Life Prospectus

The Policy

Purchasing a Policy

To have purchased a Policy, you must have submitted a completed application and an initial premium payment to Us at Our Home Office. You must have sent the application and initial premium payment to Us through any licensed life insurance agent who is appointed by AFLIC and who is also a registered representative of American Family Securities, LLC, the principal underwriter for the Policy. The Policy is not available to new purchasers.

The minimum Specified Amount for issue ages 0-17, Nonsmoker underwriting class only, is $100,000. The minimum Specified Amount for issue ages 18-80 in all the underwriting classes is as follows: Select: $150,000; Preferred: $100,000; Nonsmoker: $50,000; and Regular: $50,000.

Generally, the Policy is available for Insureds between issue ages 0-80. We reserve the right to modify Our minimum Specified Amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies Our underwriting standards before We will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

Although We do not anticipate delays in Our receipt and processing of applications or premium payments, We may experience such delays to the extent registered representatives fail to forward applications and premium payments to Our Home Office on a timely basis. Such delays could result in delays in the issuance of Policies and the allocation of premium payments under existing Policies.

When Insurance Coverage Takes Effect

Generally, We will issue a Policy if We determine that the Primary Insured meets Our underwriting requirements and We accept the Policy application. This is known as the Issue Date. Any insurance We issue under a Policy becomes effective on the Issue Date for the Policy if applicable requirements have been satisfied. We may allow insurance coverage sooner than the Issue Date only as We specify in a conditional receipt or temporary insurance agreement that accompanies your application, subject to Our underwriting rules and Policy conditions. You may call or write Us at Our Home Office to obtain more information. We will direct initial premium payments designated for the variable subaccounts on the Issue Date to the Money Market Subaccount (Fidelity VIP Money Market Subaccount); premiums designated for the Fixed Account will be directed to that account.

Canceling a Policy (Free-look Right)

Initial Free-look. You may cancel a Policy during the free-look period by providing written notice of cancellation or returning the Policy to Us at Our Home Office or to the registered representative who sold it. The free-look period begins when you receive the Policy and generally expires at the end of the 30th day after you receive the Policy. This period will be longer if required by state law. If you decide to cancel the Policy during the free-look period, We will treat the Policy as if We never issued it. Within seven days after We receive the returned Policy, We will refund an amount equal to the greater of premium payments made or the sum of:

1.	The Cash Value as of the date We receive the returned Policy, plus

2.	Any premium charges deducted, plus

3.	Any Monthly Deductions charged against Cash Value; less

4.	Any policy loans or partial surrenders.

Ownership Rights

The Policy belongs to the Owner named in the application. While the Primary Insured is living, the Owner may exercise all of the rights and options described in the Policy. The Owner is the Primary Insured unless the application specifies a different person as the Primary Insured or the Owner is changed thereafter. If the Owner is not the Primary Insured and dies before the Primary Insured, ownership of the Policy will pass to the Owner’s estate, unless a contingent Owner has been designated or unless otherwise provided by policy endorsement. To the extent permitted by law, Policy benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).

Modifying the Policy

Any modification or waiver of Our rights or requirements under the Policy must be in writing and

15

The Policy (continued)

signed by Our president, one of Our vice presidents, Our secretary or Our assistant secretary. No agent or other person may bind Us by waiving or changing any provision contained in the Policy.

Upon notice to you, We may modify the Policy:

to conform the Policy, Our operations, or the Variable Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, Our Company, or the Variable Account is subject;

to assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

to reflect a change in the Variable Account’s operation.

If We modify the Policy, We will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, We reserve the right to amend the provision to conform with these laws.

Administrative Issues

If you have submitted a check or draft to Our Home Office, We have the right to defer payment of surrenders, partial surrenders, death benefit proceeds, policy loan proceeds, or payments under a settlement option until the check or draft has been honored.

If mandated under applicable law, the Company may be required to block a policy owner’s account and thereby refuse to process any request for transfer, surrender, partial surrender, loan or death benefit proceeds, until instructions are received from the appropriate regulator. The Company may also be required to provide information about you and your account to government regulators.

16	The American Family Variable Universal Life Prospectus

Premiums

Minimum Initial Premium Payment

The minimum initial premium payment is due on or before the date the Policy is issued. No insurance will take effect until the minimum initial premium payment is made, and the health and other conditions of the Primary Insured described in the application must not have changed.

Premium Flexibility

When you apply for a Policy, you will elect to pay Planned Premium Payments on a quarterly, semiannual, or annual basis (Planned Premium Payments). We will then send you a Planned Premium Payment reminder notice as each planned payment becomes “due.” However, you do not have to pay premium payments according to any schedule. You have flexibility to determine the frequency and the amount of the premium payments you make, and you can change the Planned Premium Payment schedule at any time. If you are submitting a premium payment with a premium payment reminder notice, the address for payment will be enclosed with the notice. You may send premium payments without a premium reminder notice to Our Home Office. You may also choose to have premium payments automatically deducted monthly, quarterly, semiannually or annually from your bank account or other source under the electronic payment plan. Payment of the planned premiums does not guarantee that the Policy will remain in force. See “Policy Lapse and Reinstatement.”

You may not make any premium payments after the Policy’s Maturity Date. You may not make additional premium payments of less than $100. We have the right to:

1.	Limit or refund a premium payment that would disqualify the Policy as a life insurance contract under the Internal Revenue Code of 1986 as amended (the “Code”);

2.	Limit any increase in Planned Premium Payments;

3.	Limit the number and amount of additional premium payments and Planned Premium Payments; or

4.	Apply certain premium payments which exceed Target Premium as repayment of policy loans.

You can stop making premium payments at any time and your Policy will continue in force until the earlier of the Maturity Date, or the date when either: (1) the Primary Insured dies; (2) the grace period ends without a sufficient payment (see “Policy Lapse and Reinstatement”); or (3) We receive your written notice requesting a surrender of the Policy.

Your flexibility to make premium payments under the Policy will be limited if you add the Guaranteed Minimum Death Benefit Rider to your Policy. See “Supplemental Benefits and Riders.”

If mandated under applicable law, We may be required to reject a premium payment. We may also be required to provide information about you and your account to government regulators.

Minimum Premium Payment

The Minimum Premium is the monthly premium payment amount necessary to guarantee insurance coverage during the first five Policy Years. Your Policy’s schedule page will show a Minimum Premium amount for your Policy, which is based on the Primary Insured’s issue age, underwriting class, Specified Amount, and Riders. The Minimum Premium may increase if you increase the Specified Amount or add supplemental benefits to your Policy. The Minimum Premium may decrease for any supplemental benefit you decrease or discontinue or if the Primary Insured’s Underwriting Class changes. The Minimum Premium will not decrease if you decrease the Specified Amount. See “Death Benefit—Changing the Specified Amount.”

Premium Limitations

The Code provides for exclusion of the death benefit from a Beneficiary’s gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premium payments under a Policy exceed these limits. We have established procedures to monitor whether aggregate premium payments under a Policy exceed those limits. If a premium payment is paid which would result in total premium payments exceeding these limits, We will accept only that portion of the premium payment which would make the total premiums equal the maximum amount which may be paid under the Policy. We will refund this excess to you.

17

Premiums (continued)

The maximum premium payment limitations set forth in the Code depend in part upon the amount of the death benefit at any time. As a result, any Policy changes which affect the amount of the death benefit may affect whether cumulative premium payments under the Policy exceed the maximum premium limitations.

Tax-free Exchanges (1035 Exchanges)

We may accept as a premium payment, money from another life insurance contract that qualified for a tax free exchange under Section 1035 of the Code. When you apply for a Policy, we will require a premium payment amount sufficient to guarantee insurance coverage for the first two Policy Months. Additional premium payments may be needed to keep the policy in force if there is a delay in receiving the proceeds from your existing life insurance contract. We will apply the money from your existing life insurance contract to the Policy upon Our receipt of the proceeds. If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

Allocating Premiums

When you apply for a Policy, you must instruct Us in the application to allocate your net premium payments to one or more Subaccounts of the Variable Account and/or to the Fixed Account. Allocation percentages must be in whole numbers no less than 1% and the sum of the percentages must equal 100%.

For the first 40 days following the date We issue the Policy, We direct your premium payments allocated to the Variable Account to the Money Market Subaccount (Fidelity VIP Money Market Subaccount). At the end of the 40th day after issuance of the Policy, We allocate that value to the Subaccounts you selected. We direct your premium payments allocated to the Fixed Account to that account on the Issue Date.

We will allocate any subsequent net premium payment as of the date We receive it at Our Remittance Processing Center according to your current premium allocation instructions. Subsequent net premium payments received in connection with a request to increase the Specified Amount, add a Rider, or increase the benefit amount under a Rider would be allocated on the effective date of such change.

You can change the allocation instructions for future premium payments at any time, either in writing or over the phone if the appropriate authorization is in effect. The change will be effective on the Business Day on or next following the date We receive your written instructions at Our Home Office, or the date instructions are provided to Us over the telephone. We regard American Family Securities’ approval of any premium payment or transaction request, to the extent required by appropriate regulatory authorities, as a pre-condition for receipt of such payment or request.

Investment returns from amounts allocated to the Subaccounts will vary with the investment performance of the Subaccounts and will be reduced by Policy charges. You Bear the Entire Investment Risk for Amounts You Allocate to the Subaccounts. You should periodically review your allocation schedule in light of market conditions and your overall financial objectives.

18	The American Family Variable Universal Life Prospectus

Cash Values

Cash Value

The Cash Value serves as the starting point for calculating values under a Policy.

Cash Value:

equals the sum of all values in the Fixed Account, the Loan Account, and in each Subaccount;

is determined first on the Issue Date and then on each Business Day (as of 4:00 p.m. Eastern Time); and

has no guaranteed minimum amount and may be more or less than premiums paid.

Surrender Value

The Surrender Value is the amount We pay to you when you surrender your Policy. We determine the Surrender Value at the end of the Valuation Period when We receive your written surrender request. This means that if We receive your written request for surrender at Our Home Office prior to the close of Our Business Day, usually 4:00 p.m. Eastern Time, We will determine the Surrender Value as of the close of business on that Business Day. If We receive your written request at or after the close of Our Business Day, We will determine the Surrender Value as of the close of business on the next Business Day.

Surrender Value at the end of any Business Day equals:

the Cash Value as of such date; minus

any surrender charge as of such date; minus

any loan balance.

Subaccount Value

At the end of any Valuation Period, the Cash Value in a Subaccount is equal to the number of accumulation units in the Subaccount multiplied by the accumulation unit value of that Subaccount.

The number of accumulation units in any Subaccount at the end of any Business Day equals:

the initial accumulation units purchased at the accumulation unit value on the Issue Date; plus accumulation units purchased with additional premiums; plus

accumulation units purchased via transfers from another Subaccount, the Fixed Account, or the Loan Account; minus accumulation units redeemed to pay for Monthly Deductions, any transfer charge and interest deducted for any outstanding indebtedness; minus accumulation units redeemed to pay for partial surrenders; minus accumulation units redeemed as part of a transfer to another Subaccount, the Fixed Account, or the Loan Account.

Every time you allocate or transfer money to or from a Subaccount, We convert that dollar amount into accumulation units. We determine the number of accumulation units We credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the accumulation unit value for that Subaccount at the end of the Valuation Period.

Accumulation Unit Value

The accumulation unit value for each Subaccount was arbitrarily set at $10 when the Subaccount began operations. Thereafter, the accumulation unit value at the end of every valuation period is the accumulation unit value at the end of the previous valuation period times the net investment factor, as described below. We determine an accumulation unit value for each Subaccount as of 4:00 p.m. Eastern Time each Business Day.

The net investment factor is an index applied to measure the investment performance of a Subaccount from one valuation period to the next. Each Subaccount has a net investment factor for each valuation period which may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease. The net investment factor for any Subaccount for any valuation period equals:

the portfolio net asset value, determined at the end of the current valuation period; plus the amount of any dividend or capital gains distributions; plus or minus

19

Cash Values (continued)

the per share charge or credit for any taxes attributable to the operation of the Subaccount; divided by the portfolio net asset value for the immediately preceding valuation period; minus a daily charge for the mortality and expense risk and asset-based administrative charges.

Fixed Account Cash Value

On the Issue Date, the Fixed Account Cash Value is equal to the net premiums allocated to the Fixed Account, less the portion of the first Monthly Deduction taken from the Fixed Account.

The Fixed Account Cash Value at the End of Any Business Day Is Equal To:

the net premium(s) allocated to the Fixed Account; plus

any amounts transferred to the Fixed Account; plus

interest credited to the Fixed Account; minus

amounts deducted to pay for Monthly Deductions; minus

amounts withdrawn from the Fixed Account; minus

amounts transferred from the Fixed Account to a Subaccount or the Loan Account.

Interest will be credited to the Fixed Account daily as follows:

for amounts in the Fixed Account for the entire policy month, interest will be credited from the beginning to the end of the policy month;

for amounts allocated to the Fixed Account during the policy month, interest will be credited from the date the net premium or loan repayment is allocated to the end of the policy month;

for amounts transferred to the Fixed Account during the policy month, interest will be credited from the date of the transfer to the end of the policy month;

for amounts deducted or withdrawn from the Fixed Account during the policy month, interest will be credited from the beginning of the policy month to the date of deduction or withdrawal.

20	The American Family Variable Universal Life Prospectus

Death Benefit

Insurance Proceeds

As long as the Policy is in force, We will pay the Insurance Proceeds to the Beneficiary once We receive at Our Home Office satisfactory proof of the Insured’s death. We may require the return of the Policy. We will pay the Insurance Proceeds in a lump sum either by issuing a check or, at the Beneficiary’s option, by establishing a Flexible Settlement Account in the Beneficiary’s name, unless you or the Beneficiary have selected an alternative settlement option. The Flexible Settlement Account is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to the Beneficiary, and the Beneficiary will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for Us, the bank will receive the amount the Beneficiary requests as a transfer from Our general account. The Flexible Settlement Account is not a bank account, and it is not insured by the FDIC or any other government agency. As part of Our general account, the Flexible Settlement Account is backed by Our financial strength, although it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Flexible Settlement Account. Any interest paid on proceeds in the Flexible Settlement Account is currently taxable.

We will pay any Insurance Proceeds to the primary Beneficiary if he or she survives the Insured. We will pay the Insurance Proceeds to the contingent Beneficiary if he or she survives the Insured and there is no living primary Beneficiary at the time of the Insured’s death. If no Beneficiary is alive when the Insured dies, We will pay the Insurance Proceeds to the Owner, if living, or the Owner’s estate. See “Death Benefit—Settlement Options.”

Insurance Proceeds Equal:

the Death Benefit (described below); plus

any additional insurance provided by Rider; minus

any unpaid Monthly Deductions; minus

any outstanding indebtedness; minus

for Option 1 policies only, the amount of any partial surrender within 2 years of the Primary Insured’s death.

If all or part of the Insurance Proceeds are paid in one sum (by either a check or a Flexible Settlement Account) or through a settlement option, We will pay interest on this sum as required by applicable state law.

An increase in the Specified Amount may increase the Death Benefit, and a decrease in the Specified Amount may decrease the Death Benefit.

We may further adjust the amount of the Insurance Proceeds under certain circumstances.

We will generally pay the Insurance Proceeds within seven days after We receive at Our Home Office satisfactory proof of the Insured’s death. However, we may postpone payment of the Insurance Proceeds if:

the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

the SEC permits, by an order, the postponement of any payment for the protection of Owners; or

the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any request for transfer, surrender, partial surrender, loan or Insurance Proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

We have the right to defer payment of amounts from the Fixed Account for up to six months after receipt of the written notice. We will pay interest on any payment deferred as required under state law.

Death Benefit Options

The Policy provides two death benefit options: Option 1 and Option 2. We calculate the amount available under each death benefit option as of the date of the Primary Insured’s death. Under either option, the length of the death benefit coverage depends upon the Policy’s Surrender Value. See “Policy Lapse and Reinstatement.”

21

Death Benefit (continued)

The Death Benefit under Option 1 is the greater of:

the Specified Amount; or

the Cash Value (determined on the date of the Primary Insured’s death) multiplied by the applicable percentage listed in the table below.

The Death Benefit under Option 2 is the greater of:

the Specified Amount plus the Cash Value (determined on the date of the Primary Insured’s death); or

the Cash Value (determined on the date of the Primary Insured’s death) multiplied by the applicable percentage listed in the table below.

For Option 1 only, the Specified Amount will be reduced by the amount of any partial surrenders including any partial surrender charge and partial surrender processing fee charged within two years of the date of death of the Primary Insured.

The percentages in the table below are used to determine the minimum death benefit required for the qualification of a life insurance contract under Federal tax law.

Attained Age	Cash Value%	Attained Age	Cash Value%
up to 40	250	61	128
41	243	62	126
42	236	63	124
43	229	64	122
44	222	65	120
45	215	66	119
46	209	67	118
47	203	68	117
48	197	69	116
49	191	70	115
50	185	71	113
51	178	72	111
52	171	73	109
53	164	74	107
54	157	75-90	105
55	150	91	104
56	146	92	103
57	142	93	102
58	138	94	101
59	134	95	100
60	130

Which Death Benefit Option to Choose. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option 2. If you are satisfied with the amount of the Primary Insured’s existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Cash Value, you should choose Option 1.

The amount of the Death Benefit may vary with the Cash Value.

Under Option 1, the Death Benefit will vary with the Cash Value whenever the Cash Value multiplied by the applicable percentage is greater than the Specified Amount.

Under Option 2, the Death Benefit will always vary with the Cash Value.

Changing Death Benefit Options

You may change death benefit options at any time with no additional charge while the Policy is in force. Changing the death benefit option may have tax consequences and may affect the Adjusted Cash Value and Specified Amount (which would affect the monthly cost of insurance charge). However, We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.

Changing from Option 1 to Option 2 requires evidence of insurability satisfactory to Us and may increase your cost of insurance charge and therefore the Monthly Deduction. Your Policy may enter a 61-day grace period and possibly lapse (terminate without value) if the Surrender Value is not enough to pay the Monthly Deduction and other charges. See “Policy Lapse and Reinstatement.”

Option 2 is not available for policies with a Guaranteed Minimum Death Benefit Rider. If your Policy includes a Guaranteed Minimum Death Benefit Rider and you change from Option 1 to Option 2, the Rider will terminate on the effective date of the death benefit option change.

Changing the Specified Amount

You select the Specified Amount when you apply for the Policy. You may change the Specified Amount

22	The American Family Variable Universal Life Prospectus

subject to the following conditions. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. However, changing the Specified Amount may have tax consequences and you should consult a tax adviser before doing so.

Increasing the Specified Amount

After the first Policy Year, you may increase the Specified Amount by submitting an application and providing evidence of insurability satisfactory to Us at Our Home Office.

On the effective date of an increase, and taking the increase into account, the Surrender Value must be greater than or equal to the Monthly Deductions then due. If not, the increase will not occur until you pay sufficient additional premium to increase the Surrender Value.

An increase will be effective on the Monthly Deduction Day on or next following the date We approve your application, provided We have received any premium necessary to make the change.

The minimum increase is $15,000.

Increasing the Specified Amount of the Policy will increase your Minimum Premium as well as your monthly cost of insurance.

Each increase in Specified Amount will begin a 14-year period during which an additional surrender charge will apply if you surrender all or a portion of the Policy.

The total net amount at risk will be increased, which will increase the monthly cost of insurance charges.

A different cost of insurance rate may apply to the increase in Specified Amount, based on the Primary Insured’s circumstances at the time of the increase.

Increasing the Specified Amount may increase the amount of the Target Premium and the Premium Charge.

Decreasing the Specified Amount

You must submit a written request to decrease the Specified Amount or decrease or cancel a Rider.

You may not decrease the Specified Amount during the first two Policy Years. You may decrease or cancel a Rider at any time.

You may not decrease the Specified Amount below Our published minimum amount for the type of policy or Rider.

Any decrease will be effective on the Monthly Deduction Day on or next following the date We approve your request.

A decrease in Specified Amount will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the initial Specified Amount.

We will not allow a decrease in Specified Amount if this decrease would cause the Policy to no longer qualify as life insurance under the Code.

Decreasing the Specified Amount will not affect the Minimum Premium.

Decreasing the Specified Amount may decrease the amount of the Target Premium, the Premium Charge, the Surrender Charge, and the cost of insurance.

Settlement Options

In lieu of a lump sum payment on death, surrender, or maturity, you or the Beneficiary (upon death of the Primary Insured) may elect one of the following settlement options, provided that at least $5,000 of proceeds is applied. Payment under the settlement options will not be affected by the investment performance of any Subaccounts after proceeds are applied. A guaranteed interest rate of 3.5% per year applies to all settlement options. We may pay additional interest in Our sole discretion.

Fixed Period. We will make equal periodic payments for a fixed period not less than 5 years and not longer than 30 years. If the payee dies before the period ends, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period.

Fixed Period and Life. We will make equal periodic payments for a guaranteed minimum period of not less than 10 years. If the payee lives longer than the minimum period, payments will continue

23

Death Benefit (continued)

for his or her life. The minimum period can be 10, 15, or 20 years. If the payee dies before the end of the guarantee period, the balance of the guaranteed payments will be paid to the Beneficiary.

Fixed Amount. We will make equal periodic payments of a definite amount. The amount We pay each period must be at least $20 for a period of not less than 5 years and not longer than 30 years. Payments will continue until the Proceeds are exhausted. The last payment will equal the amount of any unpaid Proceeds. If the payee dies before the Proceeds are paid, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another settlement option with a lesser fixed period.

Joint and Survivor Lifetime Income. We will make equal periodic payments for the lifetime of two payees. Payments will continue as long as either payee is living. If both payees die before the end of the guarantee period, the Beneficiary may elect one of the following options: payments for the remainder of the period, a single sum payment or another settlement option with a lesser fixed period. The minimum guarantee period is ten years.

Installment Refund. Equal periodic payments are guaranteed for the lifetime of the payee. Payments are guaranteed to total no less than the amount of Proceeds or Death Benefit at the time that the payments start. If the payee dies before the guaranteed payments have been made, the remaining payment(s) will be paid to the Beneficiary.

Lifetime—No Refund. Equal periodic payments are made for the lifetime of the payee. No minimum number of payments is guaranteed. Payments end at the death of the payee.

Interest Income. The Proceeds are left with Us to earn interest for a fixed number of years or until the death of the payee or until the payee elects a lump sum payment or settlement option. We will pay the interest to the payee annually or at such other interval as agreed to by Us. We determine the rate of interest. The payee may withdraw all or part of the Proceeds at any time.

Even if the death benefit payable under the policy is excludible from income, payments under the settlement options may not be excludible in full. This is because earnings on the death benefit after the Primary Insured’s death are taxable and payments under the settlement options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under the settlement options.

Accelerated Death Benefit

Under the Accelerated Death Benefit Rider, you may receive an accelerated payment of part of the Policy’s death benefit when the Primary Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months (24 months in IL, KS and WA). If you elect to receive an accelerated payment under the Rider, We will assess an annual interest charge on the amount of the accelerated payment equal to the lower of A or B, where:

A is the greater of (1) the current yield on a 90 day treasury bill; or (2) the maximum statutory adjustable policy loan interest rate currently allowed under state law.

B is the current Policy Loan interest rate.

We deduct the interest charge from the insurance proceeds payable upon the Primary Insured’s death.

The Accelerated Death Benefit Rider provides for a maximum accelerated death benefit payment equal to the lesser of 75% of the death benefit under the Policy or $250,000. The accelerated death benefit paid will be reduced by any loan balance, and unpaid premiums due. For more information about the Accelerated Death Benefit Rider see “Supplemental Benefits and Riders—Accelerated Death Benefit Rider.”

Benefit Payable on Maturity Date

If the Primary Insured is living on the Maturity Date (at Primary Insured’s age 95), We will pay you the Cash Value less any loan balance and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Maturity Date. You may elect to continue the Policy beyond Primary Insured’s Attained Age 95 under the extension of Maturity Date provision. Under this provision, the Maturity Date is the date of the Primary Insured’s death. See “Federal Tax Considerations.”

24	The American Family Variable Universal Life Prospectus

Surrenders and Partial Surrenders

Surrenders

You may request to surrender your Policy for its Surrender Value as calculated at the end of the Business Day when We receive your request, subject to the following conditions:

You must complete and sign a surrender request satisfactory to Us and send it to Us at Our Home Office. You may obtain a surrender form by calling Us at 1-800-MYAMFAM (1-800-692-6326).

The Primary Insured must be alive and the Policy must be in force when you make your request, and the request must be made before the Maturity Date. We may require that you return the Policy.

If you surrender your Policy during the first 14 Policy Years (or during the first 14 years after an increase in Specified Amount), you will incur a surrender charge. See “Charges and Deductions—Surrender Charge.”

Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

We will pay the Surrender Value to you in a lump sum within seven days after We receive your completed, signed surrender form absent other arrangements, unless the payment is from the Fixed Account. We may defer payment from the Fixed Account for the time allowed by law but not more than six months. We may also postpone payment of the Surrender Value under certain conditions as described in the “Payments We Make” section in the SAI.

A surrender may have tax consequences. See “Federal Tax Considerations—Tax Treatment of Policy Benefits.”

Partial Surrender

After the first Policy Year, you may complete and sign a written request satisfactory to Us to withdraw up to 90% of the Surrender Value subject to the following conditions:

The Policy has Surrender Value.

You must request at least $250.

For each partial surrender, We deduct a partial surrender charge from Cash Value that remains in the Policy in proportion to the charge that would apply to a full surrender. We also deduct a processing fee of 2% of the amount surrendered, up to $25, from the remaining Cash Value. See “Charges and Deductions—Partial Surrender Charge.” We determine the amount of any proportional surrender charge before We deduct the processing fee from Cash Value.

You may make up to four partial surrenders per policy year.

The Primary Insured must be alive and the Policy must be in force when you make your request, and this request must be made before the Maturity Date.

You can specify the Subaccount(s) and Fixed Account from which to make the partial surrender. Otherwise, We will deduct the amount (including any fee or charge) from the Subaccounts and the Fixed Account on a pro rata basis (that is, based on the proportion that the Cash Value in each Subaccount and the Fixed Account value bears to the unloaned Cash Value).

We will process the partial surrender at the accumulation unit values next determined after We receive your request. This means that if We receive your request for partial surrender prior to 4:00 p.m. Eastern Time, We will process the request at the accumulation unit values determined as of 4:00 p.m. Eastern Time that Business Day. If We receive your request for partial surrender at or after 4:00 p.m. Eastern Time, We will process the request at the accumulation unit values determined as of 4:00 p.m. Eastern Time on the following Business Day.

We generally will pay a partial surrender request within seven days after the Business Day when We receive the request. We may postpone payment of a partial surrender under certain conditions as described in the “Payments We Make” section in the SAI.

Effect of Partial Surrenders

A partial surrender can affect the Adjusted Cash Value (which is used to calculate the cost of insurance charge (see “Charges and Deductions—Monthly Deduction”)).

For Option 1 only, the Death Benefit will be reduced by the amount of any partial surrenders including any partial surrender charge and

25

Surrenders and Partial Surrenders (continued)

processing fee charged within two years of the date of death of the Primary Insured.

If a partial surrender would cause the Policy to fail to qualify as life insurance under the Code, We will not allow the partial surrender.

Partial surrenders may have tax consequences. See “Federal Tax Considerations—Tax Treatment of Policy Benefits.”

26	The American Family Variable Universal Life Prospectus

Transfers

You may make transfers between and among the Subaccounts and the Fixed Account. We determine the amount you have available for transfers at the end of the valuation period when We receive your request at Our Home Office. The following features apply to transfers under the Policy:

You may request a transfer of up to 100% of the Cash Value from one Subaccount to another Subaccount or to the Fixed Account in writing or by phone if the appropriate authorization is in effect.

You must transfer at least $250 or the total Cash Value in the Subaccount or Fixed Account less any policy loan, if less than $250.

You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year, subject to Our limitations on frequent transfer activity and portfolio limitations on the frequent purchase and redemption of shares.

We deduct a $25 charge from the amount transferred for the 13th and each additional transfer in a Policy Year. Transfers due to dollar cost averaging, automatic asset reallocation, loans, or the initial reallocation of Cash Value from the Money Market Subaccount (Fidelity VIP Money Market Subaccount) do not count as transfers for the purpose of assessing the transfer charge.

For purposes of assessing the transfer charge, We consider all telephone and/or written requests processed on the same day to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer(s).

We process transfers based on accumulation unit values determined at the end of the Business Day when We receive your transfer request. This means that if We receive your transfer request prior to 4:00 p.m. Eastern Time, We will process the request at the accumulation unit values determined as of 4:00 p.m. Eastern Time that Business Day. If We receive your transfer request at or after 4:00 p.m. Eastern Time, We will process the request at the accumulation unit values determined as of 4:00 p.m. Eastern Time on the following Business Day. We treat telephone requests as having been received once the telephone transmission ends.

(For Oregon Policies only) Each transfer after the twelfth transfer in a Policy Year is subject to our approval.

Transfers from the Fixed Account:

You may make only one transfer per year from the Fixed Account to the Subaccounts.

The Fixed Account Cash Value after a transfer from the Fixed Account must at least equal any loan balance.

You may not transfer more than 25% of the Cash Value in the Fixed Account as of the date of transfer. If such transfer causes the Cash Value in the Fixed Account to fall below $1,000, We will transfer the full Cash Value.

We reserve the right to limit, revoke or modify the transfer privilege at any time.

Dollar Cost Averaging

You may elect to participate in a dollar cost averaging program in the application or by completing an election form and sending it to Our Home Office. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts over a period of time by systematically and automatically transferring, on a monthly, quarterly, semi-annual or annual basis, specified dollar amounts from the Money Market Subaccount (Fidelity VIP Money Market Subaccount) into any other Subaccount(s). This allows you to potentially reduce the risk of investing most of your premium payment into the Subaccounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

There is no additional charge for dollar cost averaging. You cannot elect dollar cost averaging if you are participating in the automatic asset reallocation program. We may modify, suspend, or discontinue the dollar cost averaging program at any time.

27

Transfers (continued)

Automatic Asset Reallocation

You may elect to participate in an automatic asset reallocation program in the application or by completing an election form and sending it to our Home Office. Under the automatic asset reallocation program We will automatically transfer amounts monthly, quarterly, semi-annually or annually to maintain a particular percentage allocation among the Subaccounts. Cash Value allocated to each Subaccount will grow or decline in value at different rates. Over time, this method of investing may help you buy low. The automatic asset reallocation program does not guarantee gains, nor does it assure that you will not have losses. The Fixed Account does not participate in this program.

There is no additional charge for the automatic asset reallocation program. You cannot elect automatic asset reallocation if you are participating in the dollar cost averaging program. We may modify, suspend, or discontinue the automatic asset reallocation program at any time.

Additional Limitations on Transfers

When you make a request to transfer Cash Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected portfolios. Therefore, an Owner who makes frequent transfers among the Subaccounts available under this Policy causes frequent purchases and redemptions of shares of the portfolios.

Frequent purchases and redemptions of shares of the portfolios may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of the securities the portfolio holds and the reflection of that change in the portfolio’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of a portfolio at a price that does not reflect the current market value of the securities the portfolio holds, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent purchases and redemptions of shares of the portfolios may increase brokerage and administrative costs of the portfolios, and may disrupt a portfolio’s management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by an Owner among the Subaccounts may adversely affect the long-term performance of the portfolios, which may, in turn, adversely affect other Owners and other persons who may have material rights under the Policy (e.g., Beneficiaries). We endeavor to protect long-term Owners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Policies, and have no arrangements in place to permit any Owner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Policy.

If We determine that you are engaging in frequent transfer activity among the Subaccounts, We may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, We may aggregate transfers made in two or more Policies that we believe are related (e.g., two Policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply Our policies and procedures to discourage frequent transfers to the dollar cost averaging or automatic asset reallocation programs.

If transfer activity violates Our established parameters, We will apply restrictions that We reasonably believe will prevent any disadvantage to other Owners and persons with material rights under a Policy. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Owners who violate these parameters, although We may vary our policies and procedures among Our other variable insurance contracts and separate accounts and may be more restrictive with regard to certain variable contracts or Subaccounts than others. Because Our policies and procedures are discretionary and may differ among variable insurance contracts and separate accounts it is possible that some contract owners may engage in frequent transfer activity while others may bear the harm associated with such

28	The American Family Variable Universal Life Prospectus

activity. We also reserve the right not to take action with respect to frequent transfer activity. If We impose any restrictions on your transfer activity, We will notify you in writing. Restrictions that We may impose include, without limitation:

limiting the frequency of transfers to not more than once every 30 days;

requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting telephone transfer privileges; or

refusing to act on instructions of an agent acting under a power of attorney on your behalf; or

refusing or otherwise restricting any transfer request that We believe alone, or with a group of transfer requests, may have a detrimental effect on the Variable Account or the portfolios.

Please note that the limits and restrictions described here are subject to Our ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by Our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite Our efforts to prevent frequent transfers among the Subaccounts available under this Policy, there is no assurance that We will be able to detect and/or to deter the frequent transfers of such Owners or intermediaries acting on behalf of Owners.

We may revise Our policies and procedures in Our sole discretion, at any time and without prior notice, as We deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Owners, other persons with material rights under the Policies, or portfolio shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the Subaccounts under the Policy. We may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding portfolio. If a portfolio’s policies and procedures require it to restrict or refuse transactions by the Variable Account as a result of activity initiated by you, We will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity. In addition, a portfolio’s policies and procedures may provide for the imposition of a redemption fee and We may be required to provide to the portfolio or its designee, promptly upon request, certain information about the trading activity of individual policy owners, and to restrict or prohibit further purchases or transfers by specific policy owners identified by the portfolio as violating its policies and procedures.

The portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the portfolios describe any such policies and procedures. The frequent trading policies and procedures of a portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other portfolios and the policies and procedures We have adopted to discourage frequent transfers among the Subaccounts. Owners should be aware that We may not have the contractual obligation or the operational capacity to monitor Owners’ transfer requests and apply the frequent trading policies and procedures of the respective portfolios that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures We have adopted to discourage frequent transfers among the Subaccounts.

Owners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the portfolios will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the portfolios. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If their policies and procedures fail

29

Transfers (continued)

to successfully discourage frequent transfer activity, it will affect other owners of portfolio shares, as well as the contract owners of all of the insurance companies, including American Family, whose subaccounts correspond to the affected portfolios. In addition, if a portfolio believes that an omnibus order We submit may reflect one or more transfer requests from Owners engaged in frequent transfer activity, the portfolio may reject the entire omnibus order and thereby interfere with Our ability to satisfy Our contractual obligations to Owners.

We may apply the restrictions in any manner reasonably designed to prevent transfers that We consider disadvantageous to other Owners.

In Our sole discretion, We may revise our market timing procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds and provide transaction information to the Funds in the future.

30	The American Family Variable Universal Life Prospectus

Loans

While the Policy is in force, you may submit a request to borrow money from Us using the Policy as the only collateral for the loan. You may increase your risk of lapse if you take a loan. A loan that is taken from, or secured by, a Policy may have tax consequences.

Loan Conditions

You may take a loan from your Policy. You may take a Preferred Loan, up to the amount your Surrender Value exceeds premium payments, at any time. You may take a Non-Preferred Loan at any time. The maximum loan amount you may take is 90% of the Surrender Value.

We charge you a maximum annual interest rate of 8.00% (“charged interest rate”) on your loan.

Amounts in the Loan Account earn interest at an annual rate guaranteed not to be lower than 8.0% for Preferred Loans and 6% for Non-Preferred Loans.

As collateral for your loan, We will allocate an amount equal to the loan (“loan amount”) from the Variable Account and Fixed Account to the Loan Account. You may tell Us how to allocate the loan amount among the Subaccounts and the Fixed Account. If you do not, We will allocate the loan amount among the Subaccounts and the Fixed Account on a pro rata basis based on the Cash Value of each account less any loan balance. The value in the Loan Account must be at least as great as the loan balance.

You may repay all or part of your indebtedness at any time while the Primary Insured is alive and the Policy is in force. Upon each loan repayment, We will allocate an amount equal to the loan repayment (but not more than the amount of the loan balance) from the Loan Account back to the Subaccounts and/or Fixed Account according to the current premium allocation percentages, unless otherwise directed by the Owner. You must designate a payment as a loan repayment to ensure that it is treated as a loan repayment. If you do not, We generally will treat the payment as a premium payment, not as a loan repayment. We have the right to apply certain premium payments which exceed Target Premium as repayment of policy loans.

A loan, whether or not repaid, affects the Policy, the Cash Value, the Surrender Value, and the death benefit. As long as a loan is outstanding, We hold an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Fixed Account. We deduct any indebtedness from the Surrender Value upon surrender or lapse, and from the insurance proceeds payable on the Primary Insured’s death.

We normally pay the loan amount within seven days after We receive a proper loan request at Our Home Office. We may postpone payment of loans under certain conditions as described in the SAI.

31

Telephone Requests

We may accept telephone instructions from you regarding transfers, dollar cost averaging, automatic asset reallocation and loans, subject to the following conditions:

You must complete and sign Our telephone request form and send it to Us. You may obtain a telephone request form from Us by forwarding a written request to Our Home Office at the address listed on the first page of this prospectus or by calling Us at 1-800-MYAMFAM (1-800-692-6326). You also may authorize Us in the application or by written notice to act upon transfer instructions given by telephone.

We will employ reasonable procedures to confirm that telephone instructions are genuine.

If We follow these procedures, We are not liable for any loss, damage, cost, or expense from complying with telephone instructions We reasonably believe to be authentic. You bear the risk of any such loss. If We do not employ reasonable confirmation procedures, We may be liable for losses due to unauthorized or fraudulent instructions.

These procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or recording telephone instructions received from you.

We reserve the right to limit, revoke or modify telephone instructions at any time for any class of policies for any reason.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of your request. If you are experiencing problems, you should make a written request to Our Home Office.

32	The American Family Variable Universal Life Prospectus

Policy Lapse and Reinstatement

Lapse

Your Policy may enter a 61-day grace period and possibly lapse (terminate without value) if the Cash Value is not enough to pay the Monthly Deduction and other charges. If you have taken a loan, then your Policy also will enter a grace period (and possibly lapse) whenever your indebtedness reduces the Surrender Value to zero.

Your Policy will remain in force:

1.	During the first five Policy Years, if you pay premiums (less any loan balance and partial surrenders) equal to or in excess of the Minimum Premium (Any increase in Specified Amount in the first five Policy Years would be covered from the date of the increase until the end of the first five policy years. An increase in Specified Amount will increase the amount of the Minimum Premium.);

2.	If a Guaranteed Minimum Death Benefit Rider is in effect and you meet certain conditions; or

3.	If you make a payment sufficient to cover the outstanding Monthly Deductions and any loan interest due before the end of the grace period.

If your Policy enters a grace period, We will mail a notice to your last known address and to any assignee and/or irrevocable beneficiary of record. The 61-day grace period begins on the date of the notice. The notice will indicate that the payment amount of the outstanding Monthly Deductions and any loan interest due is required and will also indicate the final date by which We must receive the payment to keep the Policy in force. If We do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate and you will receive no benefits. You may reinstate a lapsed Policy if you meet certain requirements. If any Insured dies during the grace period, We will pay the Insurance Proceeds less any outstanding Monthly Deductions.

Reinstatement

Unless you have surrendered your Policy, you may apply for reinstatement of a lapsed Policy at any time while the Primary Insured is alive and within five years after the end of the grace period by submitting all of the following items to Us at Our Home Office:

1.	A written notice requesting reinstatement;

2.	Evidence of insurability for each Insured We deem satisfactory; and

3.	Sufficient premium payment to keep the Policy in force for at least three months, including any past due Minimum Premium and loan interest due.

The effective date of reinstatement will be the date We approve your application for reinstatement. The reinstated Policy will have the same Policy Date as it had prior to the lapse. Upon reinstatement, the Cash Value will be based upon the premium payment used to reinstate the Policy.

Once the Policy lapses, you cannot reinstate the Guaranteed Minimum Death Benefit Rider.

33

The Company and the Fixed Account

American Family Life Insurance Company

We are a stock life insurance company. We are located at 6000 American Parkway, Madison, Wisconsin 53783-0001.

The Fixed Account

The Fixed Account is part of Our general account. We own the assets in the general account, and We use these assets to support Our insurance and annuity obligations other than those funded by Our separate accounts. These assets are subject to Our general liabilities from business operations. To the extent that We are required to pay you amounts in addition to your Net Cash Value under any guarantees under the Policy, including the Insurance Proceeds, such amounts will come from Our general account. Because those guarantees are backed by Our general account assets, you need to consider Our financial strength in meeting the guarantees under the Policy. You should be aware that Our general account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that We issue other types of insurance policies and financial products as well, and We also pay Our obligations under these products from assets in Our general account. The financial statements contained in the Statement of Additional Information include a further discussion of the risks inherent within the investments of Our general account.

Subject to applicable law, We have sole discretion over investment of the Fixed Account’s assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate of at least 3%. The principal, after charges and deductions, is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at Our sole discretion. The Fixed Account will not share in the investment performance of Our general account.

Each Policy Year, We, in Our sole discretion, will establish a current interest rate that will be credited to amounts held in the Fixed Account for the duration of the Policy Year. For each amount allocated or transferred to the Fixed Account, We will apply the then current interest rate to such amount to the end of the Policy Year. At the end of the Policy Year, We reserve the right to declare a new current interest rate on such amounts and accrued interest thereon. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 3% guaranteed rate.

We Have Not Registered the Fixed Account with the Securities and Exchange Commission, and the Staff of the Securities and Exchange Commission Has Not Reviewed the Disclosure in this Prospectus Relating to the Fixed Account.

34	The American Family Variable Universal Life Prospectus

The Variable Account and the Portfolios

The Variable Account

We established American Family Variable Account I as a separate investment account under Wisconsin law on August 7, 2000. We own the assets in the Variable Account and We are obligated to pay all benefits under the Policies. We may use the Variable Account to support other variable life insurance policies We issue. We have divided the Variable Account into Subaccounts, each of which invests in shares of one portfolio of the following funds:

Fidelity Variable Insurance Products Fund

Vanguard Variable Insurance Fund

The Subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to Our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Subaccount reflect the Subaccount’s own investment performance and not the investment performance of Our other assets. The Variable Account assets are held separate from Our other assets and are not part of Our general account. We may not use the Variable Account’s assets to pay any of Our liabilities other than those arising from the Policies. In contrast, all assets held in Our general account are subject to Our liabilities from business operations. The Fixed Account is part of Our general account. If the Variable Account’s assets exceed the required reserves and other liabilities, We may transfer the excess to Our general account. The Variable Account may include other Subaccounts that are not available under the Policies and are not discussed in this prospectus.

If investment in the funds or a particular portfolio is no longer possible or in Our judgment becomes inappropriate for the purposes of the Variable Account, We may substitute another fund or portfolio without your consent. The substitute fund or portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, We may close Subaccounts or allocations of premiums or Cash Value, or both, at any time in Our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

In addition, We reserve the right to make other structural and operational changes affecting the Variable Account. See “The Variable Account and the Portfolios—Changes to the Variable Account.”

35

The Variable Account and the Portfolios (continued)

The Portfolios

The Variable Account invests in shares of certain portfolios. Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

The following table summarizes each portfolio’s investment objective(s) and identifies its investment adviser (and subadviser, if applicable). There is no assurance that any of the portfolios will achieve its stated objective(s). You can find more detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully.

Portfolio	Investment Objective and Investment Adviser
Fidelity VIP Contrafund® (Service Class 2)	Investment Objective: Seeks long-term capital appreciation. Investment Adviser: Fidelity Management & Research Company.
Fidelity VIP Equity-Income (Service Class 2)

Investment Objective: Seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor’s 500SM Index (S&P 500®).

Investment Adviser: Fidelity Management & Research Company.

Fidelity VIP Growth & Income (Service Class 2)	Investment Objective: Seeks high total return through a combination of current income and capital appreciation. Investment Adviser: Fidelity Management & Research Company.
Fidelity VIP Growth (Service Class 2)	Investment Objective: Seeks to achieve capital appreciation. Investment Adviser: Fidelity Management & Research Company.
Fidelity VIP Investment Grade Bond (Service Class)	Investment Objective: Seeks as high a level of income as is consistent with preservation of capital. Investment Adviser: Fidelity Management & Research Company
Fidelity VIP Mid Cap (Initial Class)	Investment Objective: Seeks long-term growth of capital. Investment Adviser: Fidelity Management & Research Company.
Fidelity VIP Money Market* (Initial Class)	Investment Objective: Seeks as high a level of current income as is consistent with the preservation of capital and liquidity. Investment Adviser: Fidelity Management & Research Company.

36	The American Family Variable Universal Life Prospectus

Portfolio	Investment Objective and Investment Adviser
Vanguard VIF International

Investment Objective: The Portfolio seeks to provide long-term capital appreciation by investing predominantly in the stocks of companies located outside the United States.

Investment Advisers: Schroeder Investment Management North America Inc., Baillie Gifford Overseas Ltd., and M&G Investment Management Limited.

Vanguard VIF Small Company Growth

Investment Objective: The Portfolio seeks long-term capital appreciation by investing at least 80% of its assets in common stocks of smaller companies. These companies tend to be unseasoned but are considered by the Portfolio’s advisors to have superior growth potential.

Investment Advisers: Granahan Investment Management, Inc. and Vanguard Quantitative Equity Group.

*	There can be no assurance that the portfolio will be able to maintain a stable net asset value of $1.00 per share, During extended periods of low interest rates, the yield of a money market Subaccount may also become extremely low and possibly negative.

These portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and We make no representation, that the investment performance of any of the portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.

We do not provide any investment advice and do not recommend or endorse any particular portfolio. You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

Portfolio Management Fees and Charges

Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, five portfolios deduct 12b-1 fees. See the Annual Portfolio Operating Expenses table in this prospectus and the prospectuses for the portfolios.

We select the portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor We consider during the selection process is whether the portfolio’s investment adviser or an affiliate will make payments to Us or Our affiliates. We review the portfolios periodically and may remove a portfolio or limit its availability to new premium payments and/or transfers of Cash Value if We determine that the portfolio no longer meets one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from Owners.

We receive compensation from certain investment advisers and/or administrators (and/or an affiliate thereof) of the portfolios in connection with administrative services and cost savings experienced by the investment advisers, administrators or affiliates. Such compensation may range up to 0.05% and is based on a percentage of assets of the particular portfolios attributable to the Policy. Some advisers, administrators, or portfolios may pay Us more than others. American Family Securities, LLC, our wholly owned subsidiary broker-dealer, also receives a portion of the 12b-1 fees deducted from certain funds’ portfolio assets as reimbursement for providing certain services permitted under the 12b-1 plans of those portfolios. The 12b-1 fees are deducted from the assets of the portfolio and decrease the portfolio’s investment return.

37

The Variable Account and the Portfolios (continued)

Please read the portfolio prospectuses to obtain more complete information regarding the portfolios. Keep these prospectuses for future reference.

Changes to the Variable Account

Where permitted by applicable law, We reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:

1.	Remove, combine, or add Subaccounts and make the new Subaccounts available to you at Our discretion;

2.	Transfer assets supporting the Policies from one Subaccount to another or from the Variable Account to another separate account;

3.	Combine the Variable Account with other separate accounts, and/or create new separate accounts;

4.	Deregister the Variable Account under the Investment Company Act of 1940, or operate the Variable Account as a management investment company under the Investment Company Act of 1940, or as any other form permitted by law;

5.	Restrict or eliminate voting rights of Owners or other persons having voting rights as to the Variable Account; and

6.	Modify the provisions of the Policy to comply with applicable law.

We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

Voting Portfolio Shares

Even though We are the legal owner of the portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, We will vote Our shares only as Owners instruct, so long as such action is required by law.

We will ask you to instruct Us on how to vote and to return your proxy to Us in a timely manner. You will have the right to instruct Us on the number of portfolio shares that corresponds to the amount of Cash Value you have in that portfolio (as of a date set by the portfolio).

If We do not receive voting instructions on time from some Owners, We will vote those shares in the same proportion as the timely voting instructions We receive. Proportional voting may result in a small number of policy owners determining the outcome of a vote. Should Federal securities laws, regulations, or interpretations change, We may elect to vote portfolio shares in Our own right. If required by state insurance officials, or if permitted under Federal regulation, under certain circumstances We may disregard certain Owner voting instructions. If We ever disregard voting instructions, We will send you a summary in the next annual report to Owners advising you of the action and the reasons We took this action.

38	The American Family Variable Universal Life Prospectus

Charges and Deductions

We make certain charges and deductions under the Policy. These charges and deductions compensate Us for: (1) services and benefits We provide; (2) costs and expenses We incur; and (3) risks We assume.

Services and Benefits We Provide:

the death benefit, cash, and loan benefits under the Policy

investment options, including premium payment allocations

administration of elective options

the distribution of reports to Owners

Costs and Expenses We Incur:

costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any Riders)

overhead and other expenses for providing services and benefits, and sales and marketing expenses, including compensation paid in connection with the sale of the Policies other costs of doing business, such as collecting premium payments, maintaining records, processing claims, effecting transactions, and paying Federal, state, and local premium and other taxes and fees

Risks We Assume:

that the cost of insurance charges We may deduct are insufficient to meet Our actual claims because Insureds die sooner than We estimate that the costs of providing the services and benefits under the Policies exceed the charges We deduct

Premium Charge

Prior to allocation of a premium payment, We deduct a charge from each premium payment to compensate Us for distribution expenses and certain taxes. We credit the remaining amount (the net premium) to your Policy’s Cash Value according to your allocation instructions.

The Premium Charge is 7.5% of premiums paid, up to the Target Premium in Policy Years 1-10 and 5.5% of premiums paid, up to the Target Premium, in all Policy Years thereafter. For all Policy Years, there is a 3.5% Premium Charge on all premium payments in excess of the Target Premium.

Mortality and Expense Risk Charge

We deduct a daily charge from each Subaccount to compensate Us for certain mortality and expense risks We assume. The mortality risk is that the Primary Insured will live for a shorter time than We project. The expense risk is that the expenses that We incur will exceed the administrative charge limits We set in the Policy.

This charge is equal to an annual rate of 0.90% of the average daily net assets of the Variable Account in Policy Years 1-10, and 0.45% thereafter. We reserve the right to increase this charge to a maximum annual rate of 0.90% for the eleventh Policy Year and Policy Years thereafter. We will notify you in writing at least 60 days in advance of any such increase.

If this charge does not cover Our actual costs, We may absorb any such loss. Conversely, if the charge more than covers actual costs, the excess is added to Our surplus. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses.

Monthly Deduction

We deduct a Monthly Deduction from the Cash Value on the Monthly Deduction Day to compensate Us for administrative expenses and for the Policy’s insurance coverage. We will make deductions from the Cash Value in each Subaccount and the Fixed Account on a pro rata basis (i.e., in the same proportion that the Cash Value in each Subaccount and the Fixed Account bears to the unloaned Cash Value on the Monthly Deduction Day). Because portions of the Monthly Deduction (such as the cost of insurance) can vary from month-to-month, the Monthly Deduction will also vary.

The Monthly Deduction has three components:

the cost of insurance charge;

the policy fee; and

costs of any Riders.

39

Charges and Deductions (continued)

Cost of Insurance Charge

We assess a monthly cost of insurance charge to compensate Us for underwriting the death benefit. The charge depends on a number of variables (Primary Insured’s issue age, Underwriting Class, Policy Year, and Specified Amount) that would cause it to vary from Policy to Policy and from Monthly Deduction Day to Monthly Deduction Day. Your Policy includes a table of the guaranteed cost of insurance charges applicable to your Policy.

For Death Benefit Option One the cost of insurance on any Monthly Deduction Day is equal to (A – B) × C where:

A is the death benefit on the Monthly Deduction Day, divided by 1.00246627;

B is the Policy’s Adjusted Cash Value on the Monthly Deduction Day; and

C is the applicable cost of insurance rates on the Monthly Deduction Day divided by 1,000.

For Death Benefit Option Two the cost of insurance on any Monthly Deduction Day is equal to (A – B) × C where:

A is the death benefit on the Monthly Deduction Day plus the Policy’s Adjusted Cash Value on the Monthly Deduction Day divided by 1.00246627;

B is the Policy’s Adjusted Cash Value on the Monthly Deduction Day; and

C is the applicable cost of insurance rates on the Monthly Deduction Day divided by 1,000.

Adjusted Cash Value. The Adjusted Cash Value for the Base Policy is the Cash Value reduced by the monthly cost of any Riders (except a Rider for total disability) and the Monthly Deduction.

Cost of Insurance Rates. The actual monthly cost of insurance rates are based on Our expectations as to future mortality and expense experience. The rates will never be greater than the guaranteed cost of insurance rates stated in your Policy. These guaranteed rates are based on the 1980 Commissioner’s Standard Ordinary Mortality Table and the Primary Insured’s issue age and underwriting class. Any change in the cost of insurance rates will apply to all persons of the same issue age, underwriting class, and number of full years insurance has been in force.

In general the longer you own your Policy, the higher the cost of insurance rate will be as the Primary Insured grows older. Also our cost of insurance rates will generally be lower if the Primary Insured is a female than if a male. Similarly, our current cost of insurance rates are generally lower for non-tobacco users than tobacco users, and for persons considered to be in excellent health. On the other hand, Primary Insureds who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the Specified Amount under their Policies.

We calculate the cost of insurance charge separately for the initial Specified Amount and for any increase in Specified Amount. If We approve an increase in your Policy’s Specified Amount, then a different underwriting class (and a different cost of insurance rate) may apply to the increase, based on the Insured’s circumstances at the time of the increase.

Underwriting Class. The underwriting class of the Insured will affect the cost of insurance rates. We currently place each Insured into one of four underwriting classes depending on the Insured’s mortality risk. In addition, some Insureds are placed in special risk categories which require higher premiums.

Policy Fee. Each month We deduct a policy fee of $6.00 for Specified Amounts $100,000 or greater and $9.00 for Specified Amounts less than $100,000. There is an extra $2.50 per month charge in the first five Policy Years. The policy fee is intended to compensate Us for the administrative costs associated with the underwriting and issuance of the Policy.

Charges for Riders. The Monthly Deduction includes charges for any supplemental insurance benefits you add to your Policy by Rider.

Surrender Charge

Surrender charges are deducted to compensate Us partially for the cost of administering, issuing, and selling the Policy, including registered representative sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of applications for insurance, processing of the applications, establishing policy records, and Policy issue. We do not expect

40	The American Family Variable Universal Life Prospectus

surrender charges to cover all of these costs. To the extent that they do not, We will cover the short-fall from Our general account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.

Surrender Charge. If your Policy lapses or you fully surrender your Policy during the first 14 Policy Years or within 14 years after any increase in coverage, We deduct a surrender charge from your Cash Value and pay the remaining amount (less any loan balance) to you. The payment you receive is called the Surrender Value.

The surrender charge equals a charge per $1,000 of Specified Amount and depends on the underwriting class of the Primary Insured, issue age and Policy Year. Increases in Specified Amount have their own surrender charge penalty period. The maximum surrender charge for any Policy is $42 per $1,000 of Specified Amount. A decrease in Specified Amount does not reduce the original surrender charge or any additional surrender charge. The surrender charge may be significant. You should carefully calculate these charges before you request a surrender or increase in Specified Amount. Under some circumstances the level of surrender charges might result in no Surrender Value being available.

Partial Surrender Charge and Partial Surrender Processing Fee

After the first Policy Year, you may request a partial surrender from your Cash Value. For each partial surrender, We will deduct a partial surrender charge from the Cash Value that remains in the Policy. The charge will be in proportion to the charge that would apply to a full surrender and is computed as the amount of the Cash Value surrendered divided by the total amount of Surrender Value. The partial surrender charge reduces any future surrender charge by a proportional amount. For each partial surrender, We also will deduct a processing fee of 2% of the amount surrendered, up to $25, from the remaining Cash Value. These fees are to compensate Us for administrative costs in generating the withdrawal payment and in making all calculations which may be required because of the partial surrender.

Transfer Charge

We currently allow you to make 12 transfers among the Subaccounts or from the Subaccounts to the Fixed Account each Policy Year free of charge. Included in the 12 free transfers is one free transfer from the Fixed Account to the Subaccounts.

We deduct $25 for the 13th and each additional transfer made during a Policy Year to compensate Us for the costs of processing these transfers.

For purposes of assessing the transfer charge, We consider all telephone and/or written requests processed on the same day to be one transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer(s).

We deduct the transfer charge from the amount being transferred.

Transfers due to dollar cost averaging, automatic asset reallocation, loans, or the initial reallocation of Cash Value from the Money Market Subaccount do not count as transfers for the purpose of assessing this charge.

Portfolio Expenses

The value of the net assets of each Subaccount reflects the management fees and other expenses incurred by the corresponding portfolio in which the Subaccount invests. For further information, consult the portfolios’ prospectuses and the Annual Portfolio Operating Expenses table included in the Fee Tables section of this prospectus.

41

Federal Tax Considerations

The following summarizes some of the basic Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This Discussion is not intended as tax advice. Please consult your own counsel or other qualified tax advisers for more complete information. We base this discussion on Our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy. A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts. The manner in which these requirements are to be applied to certain features of the Policy are not directly addressed by the Code, and there is limited guidance as to how these requirements are to be applied. We believe that a Policy should generally satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, however, there is some uncertainty about the application of these requirements to Policies issued on a substandard basis, particularly if you pay the full amount of premiums permitted under the Policy. In addition, if you elect the accelerated death benefit, the tax consequences associated with continuing the Policy after a distribution is made are unclear. Please consult a tax adviser on these consequences. If it is subsequently determined that a Policy does not satisfy the applicable requirements, We may take appropriate steps to bring the Policy into compliance with these requirements and We reserve the right to restrict Policy transactions in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.

In addition, the Code requires that the investments of the Variable Account be “adequately diversified” in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the Variable Account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should generally be excludible from the Beneficiary’s gross income. Federal, state, and local transfer taxes, and other tax consequences of Ownership or receipt of Policy proceeds, depend on your circumstances and the Beneficiary’s circumstances. You should consult a tax adviser on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Cash Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a Modified Endowment Contract (“MEC”).

Under the Internal Revenue Code, certain life insurance contracts are classified as MECs, with less favorable income tax treatment than other life insurance contracts. Due to the Policy’s flexibility with respect to premium payments and benefits, each Policy’s circumstances will determine whether the Policy is a MEC. In general, however, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have

42	The American Family Variable Universal Life Prospectus

to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy received in exchange for a life insurance contract that is a MEC will also be treated as a MEC. A current or prospective Policy owner should consult with a competent adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

All distributions other than death benefits from a MEC, including distributions upon surrender and partial surrenders, will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Cash Value immediately before the distribution over the Owner’s investment in the Policy at that time. They will be treated as tax-free recovery of the Owner’s investment in the Policy only after all such excess has been distributed.

Loans taken from such a Policy (or secured by such a Policy, e.g., by assignment) are treated as distributions and taxed accordingly.

A 10% additional income tax penalty is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary.

If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions from Policies That Are Not Modified Endowment Contracts. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, there is some uncertainty as to the tax treatment of Preferred Loans. You should consult a tax adviser on this point.

Finally, neither distributions from nor loans from (or secured by) a Policy that is not a MEC are subject to the 10% additional tax.

Investment in the Policy. “Investment in the Policy” is generally equal to the aggregate amount of any premiums or other considerations paid for a Policy, reduced by any amount previously distributed under the Policy that was not taxed.

Policy Loans. In general, interest you pay on a loan from a Policy will not be deductible. If a loan from a Policy is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a loan from a Policy, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Policies. All Policies that We issue to the same Owner that become MECs during any calendar

43

Federal Tax Considerations (continued)

year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Accelerated Death Benefit Rider. The Federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain. You should consult a tax adviser before adding the Accelerated Death Benefit Rider to your Policy or requesting an accelerated death benefit.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of these plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to tax attributes of the arrangement.

The Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS and Treasury Department has issued guidance that substantially affects the tax treatment of split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer’s responsibility (i) to verify the eligibility of the intended insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(i) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Estate, Gift and Generation-Skipping Transfer Taxes

When the Insured dies, the death proceeds will generally be includable in the Insured’s estate for purposes of federal estate tax if the Insured owned the

44	The American Family Variable Universal Life Prospectus

policy. The Proceeds would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death. If the Owner is not the Insured and dies before the Insured, the fair market value of the Policy would be included in the Owner’s estate. Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law.

Generation Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Estate, Gift and Generation-Skipping Transfer Taxes in 2010. In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010. Beginning in 2011, however, EGTRRA allowed the estate, gift and generation-skipping transfer taxes to return to their pre-EGTRRA form. Moreover, it is possible that Congress may enact legislation reinstating the estate and generation-skipping transfer taxes for 2010, possibly on a retroactive basis. The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Other Policy Owner Tax Matters.

Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the Insured’s Attained Age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured’s Attained Age 100.

Possible Tax Law Changes. While the likelihood of legislative or other changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Policy.

Life Insurance Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

Purchasers of life insurance contracts that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Our Taxes

We do not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Variable Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Variable Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

45

Supplemental Benefits and Riders

The following Riders offering supplemental benefits are available under the Policy. Most of these Riders are subject to age and underwriting requirements and some must be purchased when the Policy is issued. We deduct any monthly charges for these Riders from Cash Value as part of the Monthly Deduction. (See the Fee Tables for more information concerning Rider expenses.) These Riders provide fixed benefits that do not vary with the investment performance of the Variable Account. Your registered representative can help you determine whether certain of the Riders are suitable for you. These Riders may not be available in all states. Please contact Us for further details.

Accelerated Death Benefit Rider

You may choose to add the Accelerated Death Benefit Rider (the “ACDB Rider”) to your Policy at any time. The terms of the ACDB Rider may vary from state-to-state.

Generally, the ACDB Rider allows you to receive an accelerated payment of part of the Policy’s death benefit when the Primary Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months (24 months in IL, KS and WA).

Receipt of the accelerated death benefit could affect the Primary Insured’s eligibility to receive a government sponsored benefit.

Tax Consequences of the ACDB Rider. The Federal income tax consequences associated with adding the ACDB Rider or receiving the accelerated death benefit are uncertain. You should consult a tax adviser before adding the ACDB Rider to your Policy or requesting an accelerated death benefit.

Amount of the Accelerated Death Benefit. The ACDB Rider provides for a maximum accelerated death benefit payment equal to the lesser of 75% of the death benefit under the policy or $250,000. The accelerated death benefit paid will be reduced by any loan balance, and unpaid premiums due.

Conditions for Receipt of the Accelerated Death Benefit. To receive an accelerated death benefit payment, the Policy must be in force, the Policy must have a Specified Amount of at least $25,000, and you must submit a written request (and such request must not be within three years of the Policy’s Maturity Date), proof of eligibility, and a completed claim form to Us. Proof of eligibility means a written certification (described more fully in the ACDB Rider) in a form acceptable to Us from a treating physician stating that the Primary Insured has a terminal illness. See the ACDB Rider for other conditions that apply.

We may request additional medical information from the Primary Insured’s physician and/or may require an independent physical examination (at Our expense) before approving the claim for payment of the accelerated death benefit. We will not approve a claim for an accelerated death benefit payment if:

1.	the terminal illness is the result of an intentionally self-inflicted injury; or

2.	you are required to elect the payment in order to meet the claims of creditors or to obtain a government benefit.

Operation of the ACDB Rider. The Accelerated Death Benefit is treated as a lien against the Policy’s values and the Policy’s death benefit. The Surrender Value of the Policy after the payment of the accelerated death benefit is the Surrender Value provided under the Policy minus the accelerated death benefit and accumulated interest. (Different states may require We calculate the Surrender Value differently, so please consult your Policy). If any loan interest payments are required to keep the Policy in force, a notice of termination will be mailed to the Owner’s last known address or to that of any assignee of record at Our Home Office at least 31 days before the Policy would terminate.

Effect on Existing Policy. The insurance proceeds otherwise payable at the time of a Primary Insured’s death will be reduced by the amount of the accelerated death benefit lien and accrued interest thereon. The Surrender Value will also be reduced by the amount of any accelerated death benefit payment plus accrued interest. Therefore, depending upon the size of the accelerated death benefit, this may result in the Surrender Value being reduced to zero.

There is no charge for the ACDB Rider. However, We will assess an interest charge against the amount

46	The American Family Variable Universal Life Prospectus

of any accelerated death benefit payment. See the accelerated death benefit interest charge in the “Periodic Charges (other than Portfolio fees and expenses)” table section of the prospectus for more information on the rate of interest We may assess.

If the Waiver of Monthly Deductions Benefit Rider or Waiver of Specified Premium Rider is attached to the Policy and is in force at the time of a claim under the ACDB Rider, We will then waive the monthly deduction or credit the Specified Premium, respectively, for the Policy.

Termination of the ACDB Rider. The ACDB Rider will terminate on the earliest of:

1.	Our receipt of your written notice requesting termination of the Rider; or

2.	surrender or other termination of the Policy.

Accidental Death Benefit Rider

This Rider provides additional insurance coverage in the event of the accidental death (as defined in the Rider) of the Primary Insured. You may elect to add this Rider at any time before the Primary Insured’s Attained Age 55. The accidental death benefit must be at least $25,000 and no more than $100,000. The Rider terminates on the earliest of:

1.	the Primary Insured’s Attained Age 65;

2.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;

3.	surrender or other termination of the Policy.

If you elect this Rider, the Monthly Deduction will be increased by $0.09 per $1,000 of accidental death benefit insurance coverage. The Company does not require additional evidence of insurability for the purchase of the Accidental Death Benefit Rider.

Additional Insured Rider

This Rider provides level term insurance coverage for an additional Insured, including for purposes of this Rider, the Primary Insured. You may elect this Rider at any time while the additional Insured is between Attained Ages 18 and 60. All coverage under this Rider ends on the Rider anniversary nearest the additional Insured’s Attained Age 65. The coverage for the additional Insured must be at least $25,000 and no more than 10 times the insurance coverage under the Policy. If you elect this Rider, you will incur an additional cost of insurance charge under a separate schedule of monthly cost of insurance charges and an additional monthly charge of $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage.

Additional Insured Riders may be purchased to provide coverage for the primary insured and the primary insured’s spouse and adult children.

Children’s Insurance Rider

This Rider provides $10,000 of level term insurance on each of the Primary Insured’s dependent children, until the earliest of:

1.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;

2.	surrender or other termination of the Policy;

3.	the insured child reaches Attained Age 25 or is otherwise no longer eligible for coverage;

4.	the insured child converts the insurance coverage; or

5.	the Primary Insured’s Attained Age 75.

Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance We offer. This Rider may be added at any time. If you elect this Rider, you will incur an additional monthly charge of $5.00. We reserve the right to increase this charge to a maximum monthly rate of $6.00.

Guaranteed Purchase Option Benefit Rider

This Rider allows the Owner to purchase additional insurance coverage on the Primary Insured under the Base Policy up to six times without new evidence of insurability, without a change in the Primary Insured’s Underwriting Class, and at the premium rate then in effect for the Primary Insured’s Attained Age. The amount of the insurance purchased must be at least $10,000 and no more than $50,000. The Rider terminates on the earliest of:

1.	the Primary Insured’s Attained Age 40;

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Supplemental Benefits and Riders (continued)

2.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; or

3.	surrender or other termination of the Policy.

If this Rider is added, the Monthly Deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. A schedule of rates based on the Attained Age of the Insured accompanies the Rider. The Rider is available at Policy issue only.

Guaranteed Minimum Death Benefit Rider

This Rider provides a guarantee that, if the Surrender Value is not sufficient to cover a Monthly Deduction, and you pay premiums (less any loan balance and partial surrenders) equal to or in excess of the cumulative guaranteed minimum death benefit premium payment prior to the Monthly Deduction Day, the Policy will not lapse. If this Rider is added, the Monthly Deduction will be increased by $0.01 per every $1,000 of Specified Amount in force under the Policy. The Rider and the additional Monthly Deduction terminate on the earliest of:

1.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;

2.	surrender or other termination of the Policy;

3.	the Primary Insured reaches Attained Age 65 or ten years after the Issue Date, whichever is later; or

4.	30 days after the Owner fails to pay the required premium.

If you elect this Rider, you limit your flexibility to make premium payments under the Policy. Payment of less than the Guaranteed Minimum Death Benefit Premium or missing a scheduled premium payment may cause this Rider to lapse. Taking a policy loan or partial surrender may also cause this Rider to lapse.

This Rider is available at Policy issue only and on policies under which Death Benefit Option 1 has been chosen and cannot be reinstated if it lapses.

Waiver of Monthly Deductions Rider

This Rider provides that, in the event of the Primary Insured’s total disability (as defined in the Rider) between Attained Ages 5 and 60 and continuing for at least 6 months, We will waive the Monthly Deductions until the end of the disability or age 95 (assuming total disability occurs before Attained Age 60), whichever comes first. This Rider may be added at any time up to the Primary Insured’s Attained Age 55. The Rider terminates on the earliest of:

1.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;

2.	surrender or other termination of the Policy; or

3.	the Rider anniversary nearest the Primary Insured’s Attained Age 60.

If you elect this Rider, We will increase the monthly cost of insurance charge based on a separate schedule of rates for the Rider.

You may elect only one of the waiver options.

Waiver of Specified Premium Rider

This Rider provides that in the event of the Primary Insured’s total disability (as defined in the Rider) between Attained Ages 5 and 60 and continuing for at least 6 months, We will credit the specified premium payment identified in the Policy to the Policy on each Monthly Deduction Day while the Primary Insured is totally disabled. This Rider may be added at any time up to the Primary Insured’s Attained Age 55. The Rider terminates on the earliest of:

1.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;

2.	surrender or other termination of the Policy; or

3.	the Rider anniversary nearest the Primary Insured’s Attained Age 60.

If you elect this Rider, We will add a monthly cost of insurance charge based on a separate schedule of rates per $1.00 of the monthly specified premium amount. Waiver of the specified premium may not be sufficient to keep the Policy from lapsing.

You may elect only one of the waiver options.

48	The American Family Variable Universal Life Prospectus

Sale of Policies

Sale of the Policies

We have entered into a distribution agreement with our affiliate, American Family Securities, LLC (the “Distributor”), for the distribution and sale of the Policies. Pursuant to this agreement, the Distributor serves as principal underwriter for the Policies, and offers the Policies through its registered representatives. We pay commissions to the Distributor for sales of the Policies by its registered representatives. The Fidelity Variable Insurance Products Fund makes payments to the Distributor under its distribution plans in consideration of services provided and expenses incurred by the Distributor in distributing Fund shares. These payments equal on an annual basis 0.30% of the average net assets of the Variable Account invested in the particular fund. The compensation received by the Distributor’s registered representatives is not affected by the Subaccounts you select. The Distributor’s registered representatives receive no benefit from recommending one Subaccount over another.

The maximum commission payable for Policy sales is approximately 60.5% of Target Premium and 3.30% of premium payments in excess of that amount during the first Policy Year; and 3.30% of premiums paid thereafter. This commission may be returned if the Policy is not continued through the first Policy Year. The entire amount of the sales commissions is passed through the Distributor to the registered representative who sold the Policy and to his or her manager. We pay the Distributor’s operating and other expenses, including the following sales expenses: compensation and bonuses for the Distributor’s management team, advertising expenses, and all other expenses of distributing the Policies.

The compensation for newly-hired registered representatives may include an amount in addition to their earned commissions for a 4-year period of time. The amount is based on the registered representatives’ particular circumstances. After the end of the 4-year period, registered representatives are required to repay a specified percentage of the total amount they receive. Registered representatives whose association with Us terminates prior to the end of the 4-year period are not required to repay any portion of the amounts initially advanced to the registered representative, but such amounts may be offset against monies due the registered representative from Us.

We will pay newly-hired part-time registered representatives who have not yet established a client base an amount exceeding their earned commissions for a specified period of time not to exceed 2 years. The amount is the same for all such part-time registered representatives. After the end of the specified period, a part-time registered representative may become a full-time registered representative, at which time the registered representative will be eligible for the additional compensation available to newly-hired full-time registered representatives.

Because registered representatives of the Distributor are also Our agents, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that We offer, such as conferences, trips, prizes, awards, occasional tickets to sporting events, the theatre, or similar types of entertainment. In addition, the Distributor’s registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Policies may help registered representatives and/or their managers qualify for such benefits. The Distributor’s registered representatives and managers may receive other payments from Us for the recruitment and training of personnel, production of promotional literature and similar services.

Commissions and other incentives and payments described above are not charged directly to Policy Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

49

Legal Proceedings

Like other life insurance companies, We are involved in lawsuits. In addition, We are from time to time, involved as a party to various governmental and administrative proceedings. Currently, there are no class action lawsuits or proceedings naming Us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or proceeding cannot be predicted with certainty, We believe that at the present time, there are no pending or threatened lawsuits or proceedings that are reasonably likely to have a material adverse impact on the Variable Account, the ability of the Distributor to perform its contract with the Variable Account or the ability of American Family Life Insurance Company to meet its obligations under the Policy.

50	The American Family Variable Universal Life Prospectus

Financial Statements

The financial statements for the Variable Account and the Company are contained in the Statement of Additional Information (the “SAI”). Our financial statements should be distinguished from the Variable Account’s financial statements and you should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to Us at Our Home Office.

51

Glossary

Additional Premium Payment

A premium payment you make under the Policy other than a Planned Premium Payment.

AFLIC, the Company, We, Us, Our

American Family Life Insurance Company.

Application

The form completed by the Proposed Insured and/or Proposed Owner when applying for coverage under the Policy. This includes any:

amendments or endorsements;
Supplemental Applications; or
Reinstatement Applications

Attained Age

The Insured’s age, at his/her nearest birthday.

Base Policy

The flexible premium variable universal life insurance policy, not including any Riders.

Beneficiary(ies)

The person(s) so named in the Application, unless later changed, to whom any death benefit is payable upon the death of an Insured, subject to the conditions and provisions of the Policy.

Business Day

A day when the New York Stock Exchange is open for trading, except for November 26, December 23, December 31, and any day that a Subaccount’s corresponding investment option does not value its shares. Assets are valued at the close of the Business Day (typically 4:00 p.m. Eastern Time).

Cash Value

The sum of all values in the Fixed Account, Loan Account, and in each Subaccount.

Code

The Internal Revenue Code of 1986, as amended.

Death Benefit

The amount payable to the Beneficiary upon the death of the Primary Insured, according to the conditions and provisions of the Base Policy.

Excess Interest

Any interest credited in addition to the guaranteed interest in the Fixed Account.

Fixed Account

An account in which the Cash Value accrues interest at no less than a guaranteed minimum rate. The Fixed Account is part of Our general account.

Free-look Period

The period during which you may examine the Policy and receive a refund by either returning the Policy to Us or providing written notice of cancellation.

Fund

An open-end diversified management investment company or unit investment trust in which American Family Variable Account I invests.

General Account

All Our assets other than those allocated to the Variable Account or any other separate account. We have complete ownership and control of the assets of the general account.

Grace Period

A 61-day period after which a Policy will lapse if you do not pay the required premium payment.

Home Office

Our office at 6000 American Pkwy, Madison, Wisconsin 53783-0001.

Increase in Coverage

An increase in Specified Amount (except for an increase in Specified Amount due to a change in death benefit from Option Two to Option One) and any addition of or increase in an Additional Insured Rider or addition of a Children’s Insurance Rider.

Initial Specified Amount

The Specified Amount on the Policy Issue Date.

Insurance Proceeds

The amount We pay to the Beneficiary when We receive due proof of the Insured’s death.

Insured

The person named as the Primary Insured on the Application; or an Additional Insured covered under an Additional Insured Rider; or a Child Insured covered under a Children’s Insurance Rider.

52	The American Family Variable Universal Life Prospectus

Issue Age

The Insured’s age on his/her birthday nearest the Policy Date. A different Issue Age may apply to any Rider or Increase in Coverage subsequently added to the Policy.

Issue Date

The date shown on the Schedule that the Policy was issued. A Rider or Increase in Coverage subsequently added to the Policy will have its own Issue Date.

Lapse

When your Policy terminates without value after a grace period. You may reinstate a lapsed Policy, subject to certain conditions.

Loan Balance

The sum of all outstanding policy loans plus accrued loan interest.

Maturity Date

The date that the Policy ends if the Primary Insured is living. The Maturity Date is the Policy Anniversary date nearest the Primary Insured’s age 95 unless extended under the Extension of Maturity Date provision.

MEC

A modified endowment contract, as defined under the Code.

Minimum Premium

The amount necessary to guarantee the Policy will remain in force during the first five Policy Years. It is equal to the minimum monthly premium (as set forth in your Policy’s schedule page or an endorsement or amendment) multiplied by the number of months since the Policy Date (including the current month).

Monthly Deduction

The amount equal to the sum of:

the cost of insurance for the Base Policy; and

the cost of any Rider; and
a separate monthly policy fee and policy issue fee.

Monthly Deduction Day

The first Monthly Deduction Day is the Policy Date; thereafter, the Monthly Deduction Day is the same day of each month as the Policy Date.

Net Cash Value

The amount calculated as:

the Cash Value; less
the amount of any outstanding policy loans; less
any policy loan interest due.

Net Premium(s)

The amount of premium remaining after the Premium Charge has been deducted.

Non-Preferred Loan

An amount loaned under the Policy that is considered premiums paid.

Owner (you, your)

The person named in the Application as the Owner, unless later changed.

Planned Premium Payment

The amount you elect to pay under the Policy on a periodic basis. Planned Premium Payments serve as the basis for premium payment reminder notices. Payment of Planned Premium Payments may not necessarily keep the Policy in force.

Policy Anniversary

The same day and month as the Policy Date in each year following the first Policy Year.

Policy Date

The date shown on the Policy Schedule that determines each:

Policy Year;
Policy Anniversary;
Policy Month; and
the Attained Age of the Insured.

If the Policy Date would otherwise fall on the 29th, 30th or 31st of the month, the Policy Date will be the 28th.

Policy Year

A year that starts on the Policy Date or on a Policy Anniversary.

Portfolio

A separate investment portfolio of a fund. Each Subaccount invests exclusively in one portfolio of a fund.

Preferred Loan

An amount loaned under the Policy that is considered all or part of the amount by which the Surrender Value exceeds premiums paid.

53

Glossary (continued)

Premium Payments

All payments you make under the Policy other than repayments of indebtedness.

Primary Insured

The person named in the Application as the Primary Insured and on whose life We issue the Base Policy.

Proceeds

The amount We pay subject to the Policy’s provisions, upon:

the Maturity Date of the Policy; or
the surrender or partial surrender of the Policy.

Remittance Processing Center

An address to which the Owner should send all premium payments after the initial premium payment. The address of the Remittance Processing Center is 6000 American Parkway, Madison, Wisconsin 53777-0001.

Rider

Any document made a part of this Policy which adds or excludes benefits.

SEC

The Securities and Exchange Commission, a United States government agency.

Specified Amount

The amount We use in determining the insurance coverage on an Insured’s life.

Subaccount

A subdivision of the Variable Account. We invest each Subaccount’s assets exclusively in shares of one portfolio.

Surrender

To terminate the Policy by signed request from the Owner and return of the Policy to Us at Our Home Office.

Surrender Value

An amount equal to:

the Cash Value; minus
the sum of the surrender charge and the loan balance.

The Surrender Value of the Policy is never less than zero.

Target Premium

An amount of premium payments based on the Specified Amount and the age of the Insured, used to compute the premium charge and the maximum sales commission.

Underwriting Class

The underwriting risk class of the Insured.

Valuation Period

The time between the close of business on a Business Day and the close of business on the next Business Day.

Variable Account

American Family Variable Account I.

54	The American Family Variable Universal Life Prospectus

Statement of Additional Information

The SAI contains additional information about the Policy and the Variable Account. You can obtain the SAI (at no cost) by writing to Us at the address shown on Page 1 or by calling 1-888-428-5433 (toll free). The following is the Table of Contents for the SAI.

55

Summary of the American Family Securities, LLC (AFSLLC) Business Continuity Plan

Purpose

The purpose of this document is to provide our customers with information about the actions we will take if an emergency or other event substantially disrupts our normal business operations. We have described a number of different situations below to provide you with a broad understanding of our policies and procedures in the event of various disruptions to our business. These events may be of different lengths and severity, such as a flood in one of our office buildings, a snow storm that closes down transportation in a city or county, or a terrorist attack that disrupts business for weeks or months throughout an entire region.

Planned Responses

The following activities will cause us to declare a business continuity event and to activate various elements of our business continuity plan.

Event	Estimated Recovery Time [1]	Actions We Will Take
A disruption that affects only our ability to conduct business, such as a failure of the AFSLLC computer systems	Several hours to one week	We will rely on our backup technology systems, or the systems maintained by our business partners, including Alliance, to service customer requests
One of our buildings must be evacuated or is unavailable as a result of something specific to that building—such as a fire or flood	Several hours to one week	Staff in that building will be relocated locally to other AFSLLC locations or to sites maintained by our business partners
An event occurs that forces the evacuation of a business district, or prevents people from having access to the area	Several hours to one week	Staff in the affected area will be relocated to other AFSLLC locations or to sites maintained by our business partners
An event occurs that affects an entire city	Several hours to one week	Staff in the affected area will be relocated to other AFSLLC locations or to sites maintained by our business partners
An event occurs that affects an entire regional area, such as a county or multiple counties.	Several hours to one week	Staff in the affected area will be relocated to another region or to a mobile office unit

[1]

These estimates are intended to provide general information on when we plan to resume operation after the types of events that are listed. However, because of the unpredictable nature and unknown severity of events that may disrupt our business, we may modify our actions if necessary, which may affect actual recovery time. Your orders and request for investment options transfers, surrenders, partial surrender and loans could be delayed during this period.

This Summary is not part of the Prospectus.

Summary of the American Family Securities, LLC (AFSLLC) Business Continuity Plan (continued)

Back-up Facilities and Arrangements

AFSLLC has back-up facilities and arrangements to relocate some number of our staff to continue operations. This includes the use of American Family Insurance offices in areas unaffected by the event, use of temporary office space, use of facilities maintained by our business partners, and use of mobile offices. AFSLLC staff may also be able to work from home if their primary office is unavailable. AFSLLC maintains redundant information technology systems with automatic back-up capabilities accessible from these off-site locations. In addition, AFSLLC has established arrangements with business partners that will allow for the use of their services if needed—for example, so that our personnel can communicate through telephone conference calls.

Assumptions

Our ability to take some of the actions described in this Summary will depend on a number of factors, some of which may be beyond our control:

Availability of such basic infrastructure as electricity, water, heat, telecommunications, air conditioning, U.S. Mail or overnight delivery service for as long as the alternate facility or facilities are needed

Availability of adequate staffing

Accessibility of roads or public transportation to allow AFSLLC or business partner staff to reach alternate facilities

Accessibility and operation of alternate facilities to be used by those AFSLLC or business partner staff who are directly affected by the disruption

Plan Modifications; Where to Get Further Information

Our business continuity plan is subject to modification at any time. You may obtain an updated version of this summary document by written request to American Family Life Insurance Company, Variable Product Services, 6000 American Parkway, Madison, WI 53783-0001. In the event of a significant business disruption, customers are encouraged to call our Home Office at 1-800-MYAMFAM (1-800-692-6326) for additional information. Additionally, AFSLLC may in some circumstances use other available means of communications (such as the news media, television, radio or print advertisements) to provide our customers with additional information.

This Summary is not part of the Prospectus.

Financial Industry Regulatory Authority (FINRA) Public Disclosure Program

The FINRA Public Disclosure Program allows you to access information that may help you determine whether to conduct business with a FINRA Member Firm or with its associated persons. As part of the Program, the FINRA operates a toll-free hotline and an Internet website where you may obtain information regarding the disciplinary history of FINRA Member Firms and their associated persons. If you wish to obtain an investor brochure that describes that FINRA Public Disclosure Program, please contact the FINRA through the toll-free number or Internet address listed below:

You may call the FINRA Public Disclosure Hotline at: 1-800-289-9999

Or visit the FINRA Website at www.finra.org.

This Notice is not part of the Prospectus.

How to Make a Complaint

If you would like to submit a complaint to American Family Securities, LLC, the broker/dealer that distributes the American Family Variable Life Insurance policy, you may call 1-888-428-5433, Extension 36059. Or, you may mail your complaint to American Family Securities, LLC, 6000 American Parkway, Madison, WI 53783.

This Notice is not part of the Prospectus.

Customer Identification Program Notice

Important Information You Need to Know About Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

This Notice answers some questions about your firm’s Customer Identification Program.

What types of information will I need to provide?

When you open an account, your firm is required to collect information such as the following from you:

Your name

Date of birth

Address

Identification number:

•	U.S. Citizen: taxpayer identification number (social security number or employer identification number)

•

Non-U.S. Citizen: taxpayer identification number, passport number, and country of issuance, alien identification card number, or government-issued identification showing nationality, residence, and a photograph of you.

You may also need to show your driver’s license or other identifying documents.

A corporation, partnership, trust or other legal entity may need to provide other information, such as its principal place of business, local office, employer identification number, certified articles of incorporation, government-issued business license, a partnership agreement, or a trust agreement.

U.S. Department of the Treasury, Securities and Exchange Commission, FINRA, and New York Stock Exchange rules already required you to provide most of this information. These rules also may require you to provide additional information, such as your net worth, annual income, occupation, employment information, investment experience and objectives, and risk tolerance.

What happens if I don’t provide the information requested or my identity can’t be verified?

Your firm may not be able to open an account or carry out transactions for you. If your firm has already opened an account for you, they may have to close it.

We thank you for your patience and hope that you will support the financial industry’s efforts to deny terrorists and money launderers access to America’s financial system.

This Notice is not part of the Prospectus

To learn more about the Policy, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to received personalized illustrations of Death Benefits, Surrender Values, and Cash Values, and to request other information about the Policy, please call Us at 1-800-MYAMFAM (1-800-692-6326) (toll-free) or write to Us at American Family Life Insurance Company, Variable Product Services, 6000 American Parkway, Madison, WI 53783-0001. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about Us and the Policy. Information about Us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Investment Company Act of 1940 Registration File No. 811-10097 Contract Identifier C000018145 [Logo of American Family Insurance] All your protection under one roof© American Family Life Insurance Company Home Office – Madison, WI 53783 The American Family Variable Universal Life Insurance Series I policy is issued by American Family Life Insurance Company and distributed by American Family Securities, LLC 6000 American Parkway, Madison WI 537831-800-MYAMFAM (1-800-692-6326) © 2010 Policy Form L-97 VUL ADL-18882-Rev. 5.10

AMERICAN FAMILY VARIABLE ACCOUNT I

(Registrant)

AMERICAN FAMILY LIFE INSURANCE COMPANY

(Depositor)

6000 American Parkway

Madison, Wisconsin 53783-0001

1-800-MYAMFAM

(1-800-692-6326)

STATEMENT OF ADDITIONAL INFORMATION

Variable Universal Life Insurance Series I Policy

This Statement of Additional Information (“SAI”) contains additional information regarding the variable universal life insurance Series I policy (the “Policy”) offered by American Family Life Insurance Company (“AFLIC”). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2010 and the prospectuses for the Fidelity Variable Insurance Products Fund and Vanguard Variable Insurance Funds. You may obtain a copy of these prospectuses by writing or calling Us at Our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

The date of this Statement of Additional Information is May 1, 2010.

Other Policy Information

The Policy

The Policy, application(s), policy schedule pages, and any Riders are the entire contract. Only statements made in an application can be used to void the Policy or to deny a claim. We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when We issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

When Insurance Coverage Takes Effect

If We issue the Policy as applied for, full insurance coverage under the Policy will take effect on the Issue Date, provided sufficient payment has been received. If We issue a Policy other than as applied for, full insurance coverage will take effect upon the completion of all underwriting and owner payment for and acceptance of the Policy. Full insurance coverage under the Policy will not begin before the Issue Date set forth in the Policy.

Prior to the Issue Date, We may begin to deduct monthly deductions from your net premium and We will allocate your premium minus the Monthly Deduction to the General Account until the Issue Date.

In any state other than Kansas, if you pay the minimum initial premium payment with your application, We may give you a conditional receipt which provides insurance coverage prior to the Issue Date.

This means that, subject to Our underwriting requirements and subject to a maximum limitation on insurance coverage amount, insurance coverage will become effective on the effective date We specified in the conditional receipt. The effective date will be the latest of (i) the date of completion of the application, (ii) the date of completion of all medical exams and tests We require, (iii) the date requested in the application, and (iv) the date any required amendments have been signed.

In the state of Kansas, temporary insurance coverage may be provided prior to the Issue Date under the terms of a temporary insurance agreement for receipt of the minimum initial premium payment and application. In accordance with Our underwriting rules, temporary insurance coverage may not exceed the lesser of the Specified Amount applied for or $1,000,000 and will remain in effect until the earlier of the date insurance coverage takes effect under the Policy or the date We mail notice of termination and refund the premium payment.

As provided for under state insurance law, you, to preserve insurance age, may be permitted to backdate the Policy. In no case may the Policy Date be more than 14 days prior to the date the application was completed. We will make Monthly Deductions for the backdated period on the Issue Date.

Our Right to Contest the Policy

In issuing the Policy, We rely on all statements made by or for you and/or the Insured(s) in the application or in a supplemental application. Therefore, We may contest the validity of the Policy based on material misstatements made in the application (or any supplemental application).

However, We will not contest the Policy after the Policy has been in force during the Primary Insured’s lifetime for two years. Likewise, We will not contest any increase in coverage, or any reinstatement of the Policy that requires evidence of insurability, after such increase or reinstatement has been in effect during the Primary Insured’s lifetime for two years. However, different states may prescribe different time periods in which We can contest the validity of a Policy. Please consult your Policy.

3

We may contest the validity of any Rider that provides benefits for total disability or accidental death at any time on the grounds of fraudulent misrepresentation.

Misstatement of Age or Gender

If the Insured’s age or gender was stated incorrectly in the application, We will adjust the death benefit and any benefits provided by Riders to the amount that would have been payable at the correct age and gender.

Suicide Exclusion

If the Primary Insured commits suicide, while sane or insane, within two years of the Issue Date, the Policy will terminate and Our liability will be limited to an amount equal to the premiums paid, less any indebtedness, less any partial surrenders and less any dividends previously paid.

If the Primary Insured commits suicide, while sane or insane, within two years from the effective date of any increase in coverage, the Policy will terminate and Our liability with respect to the amount of increase will be limited to the sum of the Monthly Deductions for the cost of the increase.

Certain states may require suicide exclusion provisions that differ from those described herein.

Ownership Rights

You, as the Owner, may exercise certain rights under the Policy, including the following:

Selecting and Changing the Beneficiary

•

You designate the Beneficiary (the person to receive the insurance proceeds when the Insured dies) and the contingent Beneficiary (the person to receive the insurance proceeds if no primary Beneficiary is alive when the Insured dies) in the application.

•

You may designate more than one Beneficiary and/or contingent Beneficiary. If you designate more than one primary or contingent Beneficiary, then each such primary or contingent Beneficiary that survives the Insured shares equally in any insurance proceeds unless the Beneficiary designation states otherwise.

•	If there is not a designated Beneficiary or contingent Beneficiary surviving at the Insured’s death, We will pay the insurance proceeds to the Owner, if living, or the Owner’s estate.

•

Subject to the rights of any irrevocable Beneficiary or assignee, you can change the Beneficiary while the Insured is living by providing a written notice satisfactory to Us. If We approve, the change is effective as of the date you complete and sign the written notice, regardless of whether the Insured is living when We receive the notice. We are not liable for any payment or other actions We take before We receive your written notice.

•	A Beneficiary generally may not pledge, commute, or otherwise encumber or alienate payments under the Policy before they are due.

Changing the Owner

•

You may change the Owner at any time while the Primary Insured is alive by providing a written notice satisfactory to Us. If We approve, the change is effective as of the date you complete and sign the written notice, regardless of whether the Primary Insured is living when We receive the request.

•	We are not liable for any payment or other actions We take before We receive your written notice.

4

•	Changing the Owner does not automatically change the Beneficiary.

•	Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

Assigning the Policy

•	You may assign Policy rights while the Primary Insured is alive by submitting written notice to Us.

•	Your interests and the interests of any Beneficiary or other person will be subject to any assignment unless the Beneficiary was designated an irrevocable Beneficiary before the assignment.

•	You retain any Ownership rights that are not assigned.

•	We are not:

•	bound by any assignment unless We receive a written notice satisfactory to Us of the assignment;

•	responsible for validity of any assignment or determining the extent of an assignee’s interest; or

•	liable for any payment We make before We receive written notice of the assignment.

•	Assigning the Policy may have tax consequences. You should consult a tax adviser before assigning the Policy.

Changing Death Benefit Options

The following rules apply to any change in death benefit options:

•	You must submit a written request for any change in death benefit options.

•	We will require evidence of insurability satisfactory to Us for a change from Option 1 to Option 2.

•	The effective date of the change in death benefit option will be the Monthly Deduction Day on or following the date when We approve your request for a change.

If you change from Option 1 to Option 2:

•

We will first decrease the Specified Amount (beginning with the most recent increase, then the next most recent increases in succession, and then the initial Specified Amount) and then any applicable Rider coverage amounts by the Cash Value on the effective date of the change.

•	The death benefit will NOT change on the effective date of the change.

•

The Minimum Premium may change. There will be a relative increase in the cost of insurance charges over time because the net amount at risk will remain level rather than decrease as the Cash Value increases (unless the death benefit is based on the applicable percentage of Cash Value).

•

If the Specified Amount or applicable Rider coverage amount would be reduced to less than the minimum initial Specified Amount or minimum amount in which the Policy or applicable Rider could be issued, then We will not allow the change in death benefit option.

If you change from Option 2 to Option 1:

•	The Specified Amount will be increased by the Cash Value on the effective date of the change.

•	The death benefit will NOT change on the effective date of the change.

•	The Minimum Premium may change.

5

•	Unless the death benefit is based on the applicable percentage of Cash Value, if the Cash Value increases, the net amount at risk will decrease over time thereby reducing the cost of insurance charge.

Underwriting Classes

We currently have four underwriting classes: Select, Preferred, Nonsmoker, and Regular.

•	The Select underwriting class is only available if the Specified Amount equals or exceeds $150,000.

•	In an otherwise identical Policy, an Insured in the Select class will have a lower cost of insurance rate than an Insured in the Regular class.

•	Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers (i.e. Regular Class).

Loan Interest

Charged Loan Interest. Charged interest is due and payable at the end of each Policy Year. Unpaid interest becomes part of the outstanding loan and accrues interest if it is not paid by the end of the Policy Year.

Earned Loan Interest. We transfer earned loan interest to the Subaccounts and/or the Fixed Account and recalculate collateral: (a) when loan interest is paid or added to the loaned amount; (b) when a new loan is made; and (c) when a loan repayment is made. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral. At any time, the amount of the loan balance under a Policy equals the sum of all loans (including due and unpaid charged interest added to the loan amount) minus any loan repayments.

We may credit the Loan Account with an interest rate different than the rate credited to net premium payments allocated to the Fixed Account.

Effect of Policy Loans

A loan, whether or not repaid, affects the Policy, the Cash Value, the Surrender Value, and the death benefit. The insurance proceeds and Surrender Value include reductions for the loan balance. Repaying a loan causes the death benefit and Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, We hold an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Fixed Account. Amounts transferred from the Variable Account to the Loan Account will affect the Cash Value, even if the loan is repaid, because We credit these amounts with an interest rate We declare rather than with a rate of return that reflects the investment performance of the Variable Account.

Accordingly, the effect on the Cash Value and death benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts and the interest credited to the Fixed Account is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy with an outstanding loan will be lower when the earned interest rate is less than the investment performance of assets held in the Subaccounts and interest credited to the Fixed Account.

The longer a loan is outstanding, the greater the effect of a policy loan is likely to be.

There are risks involved in taking a loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. If the Policy is a MEC, then a loan will be treated as a partial surrender for Federal income tax purposes. A loan may also have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. In addition, if a loan is taken from a Policy that is part of a plan

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subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), the loan will be treated as a “prohibited transaction” subject to certain penalties unless additional ERISA requirements are satisfied. The Owner of such a Policy should seek competent advice before requesting a policy loan.

Payments We Make

We usually pay the amounts of any surrender, partial surrender, insurance proceeds, loan, or settlement options within seven days after We receive all applicable written notices, permitted telephone requests, and/or due proofs of death. However, We can postpone these payments if:

•	the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

•	the SEC permits, by an order, the postponement of any payment for the protection of Owners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.

We have the right to defer payment of amounts from the Fixed Account for up to six months after receipt of the written notice. We will pay interest on any payment deferred for 30 days or more at an annual rate of 3%.

If you have submitted a check or draft to Our Administrative Service Center, We have the right to defer payment of surrenders, partial surrenders, insurance proceeds, or payments under a settlement option until the check or draft has been honored.

If mandated under applicable law, the Company may be required to block a policy owner’s account and thereby refuse to pay any request for transfer, surrender, partial surrender, loan or death proceeds, until instructions are received from the appropriate regulator. The Company may also be required to provide information about you and your account to government regulators.

Dollar Cost Averaging

On each dollar cost averaging transfer day, We will automatically transfer equal amounts (minimum $250) from the Money Market Subaccount to your designated “destination accounts” in the percentages selected. You may have multiple destination accounts. To participate in dollar cost averaging, you must place at least $1,000 in the Money Market Subaccount.

If you have elected dollar cost averaging, the program will start on the first Business Day after the latest of:

1.	The Policy Date;

2.	When the Cash Value of the Money Market Subaccount equals or exceeds the minimum amount stated above; or

3.	The date requested.

Dollar Cost Averaging will end if:

•	We receive your written request to cancel your participation;

•	the Cash Value in the Money Market Subaccount is depleted;

•	the specified number of transfers has been completed; or

•	the Policy enters the grace period.

You will receive written notice confirming each transfer and when the program has ended. You are responsible for reviewing the confirmation to verify that the transfers are being made as requested. A transfer under this program is NOT considered a transfer for purposes of assessing the transfer fee.

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You cannot choose dollar cost averaging if you are participating in the automatic asset reallocation program.

Automatic Asset Reallocation

To participate in the automatic asset reallocation program:

•	you must elect this feature in the application or after issue by submitting an automatic asset reallocation request form satisfactory to Us to Our Home Office.

Any reallocation which occurs under the automatic asset reallocation program will NOT be counted towards the 12 “free” transfers allowed during each Policy Year. You can end this program at any time.

Automatic asset reallocation will end if:

•	We receive your written request to terminate the program.

You cannot choose automatic asset reallocation if you are participating in the dollar cost averaging program.

Payment of Policy Benefits

Benefit Payable on Maturity Date. If the Primary Insured is living on the Maturity Date (at Primary Insured’s age 95), We will pay you the Cash Value less any loan balance and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Maturity Date. Prior to the Maturity Date, you may elect to continue the Policy beyond Primary Insured’s Attained Age 95 under the extension of Maturity Date provision. Under this provision, the Maturity Date is the date of the Primary Insured’s death.

Insurance Proceeds. Insurance proceeds will ordinarily be paid to the Beneficiary within seven days after We receive proof of the Insured’s death and all other requirements are satisfied, including receipt by Us at Our Home Office of all required documents. Generally, We determine the amount of a payment from the Variable Account as of the date of death. We pay insurance proceeds in a lump sum by either issuing a check or, at the Beneficiary’s option, by establishing a Flexible Settlement Account in the Beneficiary’s name, unless you or the Beneficiary have selected an alternative settlement option. We pay interest on the insurance proceeds as required by state law.

Policy Termination

Your Policy will terminate on the earliest of:

•	the Maturity Date;

•	the end of the grace period without a sufficient payment;

•	the date the Primary Insured dies;

•	or the date you surrender the Policy.

Supplemental Benefits and Riders

We offer the following Riders offering supplemental benefits under the Policy:

Accelerated Death Benefit Rider

You may choose to add the Accelerated Death Benefit Rider (the “ACDB Rider”) to your Policy at any time. The terms of the ACDB Rider may vary from state-to-state.

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Generally, the ACDB Rider allows you to receive an accelerated payment of part of the Policy’s death benefit when the Primary Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months (24 months in IL, KS, and WA).

Receipt of the accelerated death benefit could affect your eligibility to receive a government sponsored benefit.

Tax Consequences of the ACDB Rider. The Federal income tax consequences associated with adding the ACDB Rider or receiving the accelerated death benefit are uncertain. You should consult a tax adviser before adding the ACDB Rider to your Policy or requesting an accelerated death benefit.

Amount of the Accelerated Death Benefit. The ACDB Rider provides for a maximum accelerated death benefit payment equal to the lesser of 75% of the death benefit under the policy or $250,000. The accelerated death benefit paid will be reduced by any loan balance, and unpaid premiums due.

Conditions for Receipt of the Accelerated Death Benefit. To receive an accelerated death benefit payment, the Policy must be in force, the Policy must have a Specified Amount of at least $25,000, and you must submit a written request (and such request must not be within three years of the Policy’s termination date), proof of eligibility, and a completed claim form to Us. Proof of eligibility means a written certification (described more fully in the ACDB Rider) in a form acceptable to Us from a treating physician stating that the Primary Insured has a terminal illness. See the ACDB Rider for other conditions that apply.

We may request additional medical information from the Primary Insured’s physician and/or may require an independent physical examination (at Our expense) before approving the claim for payment of the accelerated death benefit. We will not approve a claim for an accelerated death benefit payment if:

1. the terminal illness is the result of intentionally self-inflicted injury; or

2. you are required to elect the payment in order to meet the claims of creditors or to obtain a government benefit.

Operation of the ACDB Rider. The Accelerated Death Benefit is treated as a lien against the Policy’s values and the Policy’s death benefit. The Surrender Value of the Policy after the payment of the accelerated death benefit is the Surrender Value provided under the Policy minus the accelerated death benefit and accumulated interest. (Different states may require We calculate the Surrender Value differently, so please consult your Policy). If any loan interest payments are required to keep the Policy in force, a notice of termination will be mailed to the Owner’s last known address or to that of any assignee of record at the Home Office at least 31 days before the Policy would terminate.

Effect on Existing Policy. The insurance proceeds otherwise payable at the time of a Primary Insured’s death will be reduced by the amount of the accelerated death benefit lien and accrued interest thereon. The Surrender Value will also be reduced by the amount of any outstanding accelerated death benefit plus accrued interest. Therefore, depending upon the size of the accelerated death benefit, this may result in the Surrender Value being reduced to zero. There is no charge for the ACDB Rider.

If the Waiver of Monthly Deduction Benefit Rider or Waiver of Specified Premium Rider is attached to the Policy and is in force at the time of a claim for the ACDB Rider, We will then waive the monthly deduction or credit the Specified Premium, respectively, for the Policy.

Termination of the ACDB Rider. The ACDB Rider will terminate on the earliest of:

(1) Our receipt of your written notice requesting termination of the Rider; or

(2) surrender or other termination of the Policy.

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Accidental Death Benefit Rider

This Rider provides additional insurance coverage in the event of the accidental death (as defined in the Rider) of the Primary Insured. You may elect to add this Rider at any time before the Primary Insured’s Attained Age 55. The accidental death benefit must be at least $25,000 and no more than $100,000. The Rider terminates on the earliest of: (1) the Primary Insured’s Attained Age 65; (2) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; (3) surrender or other termination of the Policy. If you elect this Rider, the Monthly Deduction will be increased by $0.09 per $1,000 of accidental death benefit insurance coverage.

Additional Insured Rider

This Rider provides insurance coverage for an additional Insured, including for purposes of this Rider, the Primary Insured. You may elect this Rider at any time while the additional Insured is between Attained Ages 18 and 60. All coverage under this Rider ends on the Rider anniversary nearest the additional Insured’s Attained Age 65. The coverage for the additional Insured must be at least $25,000 and no more than 10 times the insurance coverage under the Policy. If you elect this Rider, you will incur an additional cost of insurance charge under a separate schedule of monthly cost of insurance charges and an additional monthly charge of $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage.

Children’s Insurance Rider

This Rider provides $10,000 of level term insurance on each of the Primary Insured’s dependent children, until the earliest of: (1) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; (2) surrender or other termination of the Policy; (3) the insured child reaches Attained Age 25 or is otherwise no longer eligible for coverage; (4) the insured child converts the insurance coverage; or (5) the Primary Insured’s Attained Age 75. Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance We offer. This Rider may be added at any time. If you elect this Rider, you will incur an additional monthly charge of $5.00. We reserve the right to increase this charge to a maximum monthly rate of $6.00.

Guaranteed Purchase Option Benefit Rider

This Rider allows the Owner to purchase additional insurance on the Primary Insured under the Base Policy up to six times without new evidence of insurability, without a change in the Primary Insured’s Underwriting Class, and at the premium payment rate then in effect for the Primary Insured’s Attained Age. The amount of the insurance purchased must be at least $10,000 and no more than $50,000. The Rider terminates on the earliest of: (1) the Primary Insured’s Attained Age 40; (2) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; or (3) surrender or other termination of the Policy. If this Rider is added, the Monthly Deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. A schedule of rates based on the Attained Age of the Insured accompanies the Rider. The Rider is available at Policy issue only.

Guaranteed Minimum Death Benefit Rider

This Rider provides a guarantee that, if the Surrender Value is not sufficient to cover the Monthly Deductions, and you pay premiums (less any loan balance and partial surrenders) equal to or in excess of the cumulative guaranteed minimum death benefit premium payment prior to the Monthly Deduction Day, the Policy will not lapse. If this Rider is added, the Monthly Deduction will be increased by $0.01 per every $1,000 of Specified Amount in force under the Policy. The Rider and the additional Monthly Deduction terminate on the earliest of: (1) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;

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(2) surrender or other termination of the Policy; (3) the Primary Insured reaches Attained Age 65 or ten years after the Issue Date, whichever is later; or (4) 30 days after the Owner fails to pay the required premium. This Rider is available at Policy issue only and on policies under which Death Benefit Option 1 has been chosen and cannot be reinstated if it lapses.

Waiver of Monthly Deductions Rider

This Rider provides that, in the event of the Primary Insured’s total disability (as defined in the Rider) between Attained Ages 5 and 60 and continuing for at least 6 months, We will waive the Monthly Deductions until the end of the disability or age 95, whichever comes first. This Rider may be added at any time up to the Primary Insured’s Attained Age 55. The Rider terminates on the earliest of: (1) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; (2) surrender or other termination of the Policy; or (3) the Rider anniversary nearest the Primary Insured’s Attained Age 60, in the event the Primary Insured does not have a total disability (as defined in the Rider) at that time. (You may elect only this Rider or the Waiver of Specified Premiums Rider.) If you elect this Rider, We will increase the monthly cost of insurance charge based on a separate schedule of rates for the Rider.

Waiver of Specified Premium Rider

This Rider provides that in the event of the Primary Insured’s total disability (as defined in the Rider), between ages 5 and 60 and which continues for at least 6 months, We will credit the specified premium payment identified in the Policy to the Policy on each Monthly Deduction Day while the Primary Insured is totally disabled. This Policy may be added at any time up to the Primary Insured’s Attained Age 55. The Rider terminates on the earliest of: (1) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; (2) surrender or other termination of the Policy; or (3) the Rider anniversary nearest the Primary Insured’s Attained Age 60. (You may elect only this Rider or the Waiver of Monthly Deductions Rider.) If you elect this Rider, We will add a monthly cost of insurance charge based on a separate schedule of rates per $1.00 of the monthly specified premium amount. Credit of the specified premium may not be sufficient to keep the Policy in force.

Performance Data

Hypothetical Illustrations

In order to demonstrate how the actual investment performance of the portfolios could have affected the death benefit, Cash Value, and Surrender Value of the Policy, We may provide hypothetical illustrations using the actual investment performance of each portfolio since its inception. These Hypothetical Illustrations Are Designed to Show the Performance That Could Have Resulted If the Policy Had Been in Existence During the Period Illustrated and Are Not Indicative of Future Performance.

The values We illustrate for death benefit, Cash Value, and Surrender Value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Variable Account and the portfolios. We have not deducted charges for any Riders. These charges could lower the performance figures significantly if reflected.

Yields and Total Returns

We may advertise and disclose historic performance data for the Subaccounts, including yields and annual total returns of the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance.

In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance

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investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Lipper Analytical Services, Inc. (“Lipper”) and Variable Annuity Research Data Service (“VARDS”) are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as sources of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolio in which a Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations which illustrate variations of the death benefit, policy values, and accumulated payments under your Policy.

Money Market Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount (Fidelity VIP Money Market Portfolio) for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Money Market portfolio.

We compute this current annualized yield by determining the net change (not including any realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the seven-day period in the value of a hypothetical Subaccount under a Policy having a balance of one unit of the Money Market Subaccount at the beginning of the period. We divide that net change in Subaccount value by the value of the hypothetical Subaccount at the beginning of the period to determine the base period return. Then We annualize this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market portfolio in which the hypothetical Subaccount invests; and (ii) a deduction for the mortality and expense risk charge. The current annualized yield does not reflect deductions for the Premium Charge, cost of insurance charge, policy fee, charges for Riders, surrender charge, partial surrender charge and transfer charge. If these charges were deducted, performance would be significantly lower.

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We may also disclose the effective yield of the Money Market Subaccount for the same seven-day period, determined on a compounded basis. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The Money Market Subaccount yield is lower than the Money Market portfolio’s yield because of the charges and deductions that the Policy imposes.

The current and effective yields on amounts held in the Money Market Subaccount normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market portfolio, the types and quality of securities held by the Money Market portfolio and that portfolio’s operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market portfolio) may also become extremely low and possibly negative. We may also present yields on amounts held in the Money Market Subaccount for periods other than a seven-day period.

Average Annual Total Returns for the Subaccounts

Sales literature or advertisements may quote average annual total returns for one or more of the Subaccounts for various periods of time. If We advertise total return for the Money Market Subaccount, then those advertisements and sales literature will include a statement that yield more closely reflects current earnings than total return.

Until a Subaccount has been in operation for 10 years, we will include quotes of average annual total return for the period measured from the Subaccount’s inception. When a Subaccount has been in operation for one, five, and ten years, respectively, We will provide the average annual total return for these periods. We may also disclose average annual total returns for other periods of time. Average annual total return for the Subaccounts may include information for the period before any policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Policy charges currently in effect.

The total return of a Subaccount refers to return quotations assuming an investment under a Policy has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. For periods prior to the date a Subaccount commenced operations, performance information for Policies funded by that Subaccount may also be calculated based on the performance of the corresponding portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the portfolio, with the current level of Policy charges. Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the value of that investment (reflecting only Common Charges, as explained below) as of the last day of each of the periods. Each period’s ending date for which We provide total return quotations will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. Average annual total returns reflect total underlying portfolio expenses and certain Policy fees and charges assumed to apply to all Policy Owners, including the initial administrative charge, monthly administrative charge, and insurance charge (“Common Charges”). However, charges such as premium charges, surrender and partial surrender charges, and cost of insurance charges, which are based on certain factors, such as issue age or actual Attained Age, underwriting class, duration of the Policy or Specified Amount, and which therefore vary with each Policy, are not reflected in average annual total returns, nor are any charges assessed on surrender or partial surrender, transfer, or increase in Specified Amount (“Non-Common Charges”). If Non-Common Charges were deducted, performance would be significantly lower.

Because of the charges and deductions imposed under a Policy, performance data for the Subaccounts will be lower than performance data for their corresponding portfolios. The performance of a Subaccount will be

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affected by expense reimbursements and fee waivers applicable to their corresponding portfolios. Without these reimbursements and waivers, performance would be lower. The funds provide the portfolios’ performance data. We derive Subaccount performance data from the data that the funds provide and rely on the funds’ data. While we have no reason to doubt the accuracy of the figures provided by these non-affiliated funds, we do not represent that they are true and complete, and disclaim all responsibility for these figures. Performance for any given past period is not an indication or representation of future performance. The performance of each Subaccount will fluctuate on a daily basis.

From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date a Subaccount commenced operations. This performance information for the Subaccounts will be calculated based on the performance of the portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of Policy charges currently in effect.

Additional Information

Sale of the Policies

We ceased offering the Policies to the public in 2009.

Distributor serves as principal underwriter for the Policies. The Distributor is located at 6000 American Parkway, Madison, WI 53783-0001. The Distributor was organized under the laws of Wisconsin on July 13, 2000, as a limited liability company whose sole member is American Family Mutual Insurance Company, our parent. The Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (FINRA). Distributor is not a member of the Securities Investor Protection Corporation. Registered representatives are appointed as Our insurance agents.

More information about the Distributor and its registered persons is available at http://www.finra.org or by calling the FINRA BrokerCheck Hotline at 1-800-289-9999. You can also obtain an investor brochure from FINRA Regulation describing its Public Disclosure Program.

The Distributor received sales compensation with respect to the Policies in the following amounts during the period indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to the Distributor[26]	Aggregate Amount of Commissions Retained by the Distributor After Payments to its Registered Representatives
2007	$6,021,850	None
2008	$4,895,913	None
2009	$1,972,791	None

[26]	Includes sales compensation paid to registered representatives of the Distributor.

Distributor passes through commissions it receives to registered representatives who sold the Policies and their managers and does not retain any portion of it in return for its services as distributor for the Policies. However, American Family Life pays the following sales expenses: deferred compensation and insurance benefits of registered persons, advertising expenses, and all other expenses of distributing the Policies. American Family Life also pays for Distributor’s operating and other expenses.

Disclosure of Special Sales Programs. From time to time AFLIC in conjunction with the Distributor, may conduct special sales programs.

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Potential Conflicts of Interest

In addition to the Variable Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither We nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each portfolio’s Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in Federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a portfolio’s Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, We will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

The portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners of this Policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, We will consider what action may be appropriate, including removing the portfolio as an investment option under the Policies or replacing the portfolio with another portfolio.

Legal Developments Regarding Unisex Actuarial Tables

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower Federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies offered by this prospectus are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an Policy is appropriate.

Reports to Owners

At least once each year, We will send you a report showing the following information as of the end of the report period:

•	the current Cash Value, Fixed Account Cash Value and Subaccount Cash Values

•	the current Surrender Value

•	the current death benefit

•	the current loan balance

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•	any activity since the last report (e.g., premium payments, partial surrenders, charges, and any loan transactions)

•	any other information required by law.

In addition, We will send you a statement showing the status of the Policy following the transfer of amounts from one Subaccount to another (including automatic asset reallocation and dollar cost averaging), the taking of a loan, the repayment of a loan, a partial surrender, and the payment of any premiums (excluding those paid by bank draft or otherwise under the automatic payment plan).

We can prepare a similar report for you at other times for a reasonable fee. We may limit the scope and frequency of these requested reports.

We will send you a semi-annual report containing the financial statements of each portfolio in which you are invested.

Records

We will maintain all records relating to the Variable Account and the Fixed Account at Our Home Office.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the Federal securities laws. Christopher S. Spencer, Chief Legal Officer, American Family Life Insurance Company, has provided advice on certain matters relating to the laws of Wisconsin regarding the Policies and Our issuance of the Policies.

Experts

The Financial Statements of American Family Life Insurance Company and Variable Account I included in this SAI, which is a part of the Registration Statement, have been included in reliance on the reports of PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Actuarial matters included in the prospectus have been examined by John Christensen, Chief Actuary—Life/Health, as stated in his opinion filed as an exhibit to the Registration Statement.

Additional Information about the Company

We are a stock life insurance company incorporated under Wisconsin law in 1957. We are subject to regulation by the Office of the Commissioner of Insurance of the state of Wisconsin, as well as by the insurance departments of all other states in which We do business. We are engaged in the business of issuing life insurance policies and annuity contracts, and We are currently licensed to do business in Arizona, Colorado, Idaho, Illinois, Indiana, Iowa, Kansas, Minnesota, Missouri, Montana, Nebraska, Nevada, New Mexico, North Dakota, Ohio, Oregon, South Carolina, South Dakota, Utah, Washington and Wisconsin.

We submit annual statements on Our operations and finances to insurance officials in all states in which We do business. We have filed the Policy described in this prospectus with insurance officials in those states in which the Policy is sold.

We intend to reinsure a portion of the risks assumed under the Policies.

16

Financial Statements

This SAI contains the audited Statements of Assets and Liabilities and Policy Owners’ Equity of the Variable Account as of December 31, 2009 and the related Statements of Operations and Statements of Changes in Policy Owners’ Equity for the years or periods indicated. PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606, serves as independent registered public accounting firm for the Variable Account.

Our Balance Sheets as of December 31, 2009 and 2008 and Our related Statements of Income, Statements of Changes in Stockholder’s Equity, and Statements of Cash Flows for each of the three years in the period ended December 31, 2009, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

17

American Family Variable

Account I

Financial Statements

December 31, 2009 and 2008

American Family Variable Account I

Contents

December 31, 2009 and 2008

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Family Life Insurance Company and

Policy Owners of American Family Variable Account I:

In our opinion, the accompanying statement of assets and liabilities and policy owners’ equity, and the related statements of operations and of changes in policy owners’ equity and the financial highlights present fairly, in all material respects, the financial position of American Family Variable Account I and its Federated International Equity Subaccount, Federated Quality Bond Subaccount, Fidelity VIP Contrafund Subaccount, Fidelity VIP Equity Income Subaccount, Fidelity VIP Growth and Income Subaccount, Fidelity VIP Growth Subaccount, Fidelity VIP Investment Grade Bond Subaccount, Fidelity VIP Mid Cap Subaccount, Fidelity VIP Money Market Subaccount, Vanguard VIF International Subaccount and Vanguard VIF Small Company Growth Subaccount at December 31, 2009, and the results of each of their operations for the year then ended, the changes in each of their policy owners’ equity for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. Effective July 15, 2008, American Family Variable Account I eliminated its Federated International Equity Subaccount and Federated Quality Bond Subaccount. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of American Family Life Insurance Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of securities owned at December 31, 2009 by correspondence with the underlying registered investment companies, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP
Chicago, Illinois

February 19, 2010

American Family Variable Account I

Statements of Assets and Liabilities and Policy Owners’ Equity

December 31, 2009

	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Growth Subaccount	Fidelity VIP Investment Grade Bond Subaccount	Fidelity VIP Mid Cap Subaccount	Fidelity VIP Money Market Subaccount	Vanguard VIF International Subaccount	Vanguard VIF Small Company Growth Subaccount
Investments at market value (1):
Fidelity Variable Insurance Products Fund	$3,881,990	$11,118,653	$13,864,631	$13,571,108	$14,643,694	$4,709,906	$3,663,984	$—	$—
Vanguard Variable Insurance Fund	—	—	—	—	—	—	—	16,226,233	2,547,492

Total Assets	3,881,990	11,118,653	13,864,631	13,571,108	14,643,694	4,709,906	3,663,984	16,226,233	2,547,492
Total Liabilities	—	—	—	—	—	—	—	—	—

Total Policy Owners’ Equity	$3,881,990	$11,118,653	$13,864,631	$13,571,108	$14,643,694	$4,709,906	$3,663,984	$16,226,233	$2,547,492

Policy Owners’ Equity:
Variable Life Policies
Series I (2)	$3,839,556	$10,847,485	$13,548,208	$13,283,808	$14,327,179	$4,621,317	$3,583,294	$15,910,824	$2,487,771
Series II (3)	42,434	271,168	316,423	287,300	316,515	88,589	80,690	315,409	59,721

Total Policy Owners’ Equity	$3,881,990	$11,118,653	$13,864,631	$13,571,108	$14,643,694	$4,709,906	$3,663,984	$16,226,233	$2,547,492

(1) Investments at cost	$4,921,543	$13,600,060	$16,104,787	$14,364,119	$14,418,988	$5,210,166	$3,663,984	$15,961,580	$2,840,983
Shares outstanding	191,325.291	671,011.052	1,271,984.526	456,171.682	1,181,896.179	184,412.910	3,663,983.940	1,010,350.746	189,263.914
(2) Series I (includes applications written before December 1, 2008)
Unit value	$14.07	$9.98	$9.51	$7.53	$10.95	$15.21	$11.31	$7.87	$10.89
Outstanding units	272,880.331	1,087,105.943	1,424,152.245	1,764,826.420	1,308,543.010	303,790.097	316,705.701	2,021,588.352	228,530.799
(3) Series II (includes applications written on or after December 1, 2008)
Unit value	$13.80	$13.28	$12.81	$12.86	$11.92	$14.67	$10.04	$15.50	$14.68
Outstanding units	3,074.744	20,424.769	24,701.221	22,344.239	26,561.680	6,039.700	8,034.329	20,355.179	4,068.233

The accompanying notes are an integral part of these financial statements.

2

American Family Variable Account I

Statements of Operations

Year Ended December 31, 2009

	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Growth Subaccount	Fidelity VIP Investment Grade Bond Subaccount	Fidelity VIP Mid Cap Subaccount	Fidelity VIP Money Market Subaccount	Vanguard VIF International Subaccount	Vanguard VIF Small Company Growth Subaccount
Net investment income (loss)
Dividend income	$38,899	$199,305	$105,144	$23,437	$1,107,052	$27,716	$22,356	$486,566	$18,658
Mortality and expense charges	(28,957)	(79,047)	(98,226)	(96,450)	(113,104)	(32,749)	(27,811)	(118,464)	(16,478)

Net investment income (loss)	9,942	120,258	6,918	(73,013)	993,948	(5,033)	(5,455)	368,102	2,180

Realized and unrealized gain (loss)
Net realized loss on fund shares	(95,367)	(166,669)	(72,561)	(52,698)	(37,523)	(64,911)	—	(224,780)	(46,400)
Capital gain distributions	953	—	—	10,273	52,754	21,047	—	—	—
Net change in unrealized appreciation on investments	1,114,767	2,621,978	2,897,512	2,997,167	682,991	1,287,063	—	4,822,287	685,222

Net gain on investments	1,020,353	2,455,309	2,824,951	2,954,742	698,222	1,243,199	—	4,597,507	638,822

Net increase (decrease) in equity from operations	$1,030,295	$2,575,567	$2,831,869	$2,881,729	$1,692,170	$1,238,166	$(5,455)	$4,965,609	$641,002

The accompanying notes are an integral part of these financial statements.

3

American Family Variable Account I

Statements of Changes in Policy Owners’ Equity

Year Ended December 31, 2009

	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Growth Subaccount	Fidelity VIP Investment Grade Bond Subaccount	Fidelity VIP Mid Cap Subaccount	Fidelity VIP Money Market Subaccount	Vanguard VIF International Subaccount	Vanguard VIF Small Company Growth Subaccount
Increase (decrease) from operations
Net investment income (loss)	$9,942	$120,258	$6,918	$(73,013)	$993,948	$(5,033)	$(5,455)	$368,102	$2,180
Net realized loss on fund shares	(95,367)	(166,669)	(72,561)	(52,698)	(37,523)	(64,911)	—	(224,780)	(46,400)
Capital gain distributions	953	—	—	10,273	52,754	21,047	—	—	—
Net change in unrealized appreciation on investments	1,114,767	2,621,978	2,897,512	2,997,167	682,991	1,287,063	—	4,822,287	685,222

Net increase (decrease) in equity from operations	1,030,295	2,575,567	2,831,869	2,881,729	1,692,170	1,238,166	(5,455)	4,965,609	641,002

Unit transactions
Policy owners’ net premiums	1,345,280	4,249,905	5,319,005	5,260,002	5,420,550	1,434,896	2,229,796	5,900,011	860,227
Cost of insurance and administrative charges	(608,867)	(1,830,663)	(2,280,329)	(2,230,846)	(2,562,477)	(658,591)	(723,316)	(2,662,120)	(378,370)
Surrenders and forfeitures	(305,693)	(808,449)	(943,133)	(985,889)	(1,054,801)	(335,402)	(228,014)	(1,203,850)	(165,105)
Transfers between subaccounts and sponsor	(166,518)	119,590	450,110	386,131	(24,132)	243,330	(529,060)	(627,010)	205,136
Net withdrawals due to policy loans	(73,862)	(178,867)	(215,296)	(217,051)	(248,119)	(90,839)	(80,548)	(279,523)	(33,180)
Withdrawals due to death benefits	(1,892)	(6,231)	(12,101)	(8,129)	(16,488)	(3,374)	(6,214)	(11,052)	(1,458)

Net increase in equity from unit transactions	188,448	1,545,285	2,318,256	2,204,218	1,514,533	590,020	662,644	1,116,456	487,250

Net increase in equity	1,218,743	4,120,852	5,150,125	5,085,947	3,206,703	1,828,186	657,189	6,082,065	1,128,252
Equity
Beginning of year	2,663,247	6,997,801	8,714,506	8,485,161	11,436,991	2,881,720	3,006,795	10,144,168	1,419,240

End of year	$3,881,990	$11,118,653	$13,864,631	$13,571,108	$14,643,694	$4,709,906	$3,663,984	$16,226,233	$2,547,492

The accompanying notes are an integral part of these financial statements.

4

American Family Variable Account I

Statements of Changes in Policy Owners’ Equity

Year Ended December 31, 2008

	Federated International Equity Subaccount (1)	Federated Quality Bond Subaccount (1)	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Growth Subaccount	Fidelity VIP Investment Grade Bond Subaccount (2)	Fidelity VIP Mid Cap Subaccount	Fidelity VIP Money Market Subaccount	Vanguard VIF International Subaccount (2)	Vanguard VIF Small Company Growth Subaccount
Increase (decrease) from operations
Net investment income (loss)	$5,933	$483,746	$(914)	$162,416	$35,004	$(19,798)	$(48,222)	$(14,201)	$63,663	$(47,228)	$(4,689)
Net realized gain (loss) on fund shares	482,426	(335,938)	(34,456)	5,487	6,256	32,632	(35,742)	(16,677)	—	(25,832)	(14,862)
Capital gain distributions	—	—	98,174	7,410	988,195	—	—	555,593	—	—	153,777
Net change in unrealized depreciation on investments	(2,802,989)	(146,142)	(1,974,072)	(4,629,808)	(6,457,209)	(6,673,514)	(458,286)	(2,241,812)	—	(4,557,633)	(922,968)

Net increase (decrease) in equity from operations	(2,314,630)	1,666	(1,911,268)	(4,454,495)	(5,427,754)	(6,660,680)	(542,250)	(1,717,097)	63,663	(4,630,693)	(788,742)

Unit transactions
Policy owners’ net premiums	3,450,513	2,834,324	1,576,615	4,417,131	5,503,976	5,696,575	2,532,625	1,484,923	5,892,417	2,961,421	875,342
Cost of insurance and administrative charges	(1,377,024)	(1,201,588)	(654,262)	(1,726,873)	(2,198,809)	(2,288,839)	(1,250,883)	(625,435)	(933,576)	(1,148,945)	(341,358)
Surrenders and forfeitures	(498,189)	(381,392)	(302,434)	(680,626)	(765,050)	(909,851)	(477,191)	(279,175)	(178,792)	(497,707)	(140,490)
Transfers between subaccounts and sponsor	(12,267,268)	(11,499,786)	(31,537)	1,266,962	1,242,349	776,169	11,263,897	165,833	(4,685,278)	13,549,058	228,614
Net withdrawals due to policy loans	(213,284)	(143,720)	(96,396)	(192,909)	(220,239)	(257,234)	(82,466)	(93,315)	(45,439)	(83,126)	(39,095)
Withdrawals due to death benefits	(2,803)	(2,551)	(2,069)	(6,329)	(6,325)	(7,150)	(6,741)	(3,772)	(2,589)	(5,840)	(790)

Net increase (decrease) in equity from unit transactions	(10,908,055)	(10,394,713)	489,917	3,077,356	3,555,902	3,009,670	11,979,241	649,059	46,743	14,774,861	582,223

Net increase (decrease) in equity	(13,222,685)	(10,393,047)	(1,421,351)	(1,377,139)	(1,871,852)	(3,651,010)	11,436,991	(1,068,038)	110,406	10,144,168	(206,519)
Equity
Beginning of year	13,222,685	10,393,047	4,084,598	8,374,940	10,586,358	12,136,171	—	3,949,758	2,896,389	—	1,625,759

End of year	$—	$—	$2,663,247	$6,997,801	$8,714,506	$8,485,161	$11,436,991	$2,881,720	$3,006,795	$10,144,168	$1,419,240

(1)	For the period January 1, 2008 to July 15, 2008
(2)	For the period May 1, 2008 to December 31, 2008

The accompanying notes are an integral part of these financial statements.

5

American Family Variable Account I

Notes to Financial Statements

December 31, 2009 and 2008

1. Nature of Operations and Significant Accounting Policies

The American Family Variable Account I (the “Separate Account”) is a segregated investment account of the American Family Life Insurance Company (herein referred to as the “Company”) used to fund variable life contracts. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Separate Account was established by the Company on August 7, 2000 and commenced operations on May 10, 2001. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

The Separate Account includes assets from two series of policy issues. Series I policies include applications written before December 1, 2008. Series II policies include applications written on or after December 1, 2008. As of September 30, 2009, the Company ceased the issuance of variable life contracts.

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The significant accounting policies used in the preparation of these statements include:

a. Investments

Investments are made in the various portfolios in accordance with selections made by the policy owners. Such investments are made at the reported net asset value of the respective portfolios.

Separate account assets are comprised of mutual funds that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the mutual funds in which the separate account assets are invested are obtained daily from the fund managers.

6

American Family Variable Account I

Notes to Financial Statements—(Continued)

December 31, 2009 and 2008

b. Fair Value Measurements

Financial assets and financial liabilities recorded on the Statements of Assets and Liabilities and Policy Owners’ Equity at fair value are categorized based on the reliability of inputs to the valuation techniques as follows:

Level 1	Financial assets and financial liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2	Financial assets and financial liabilities whose values are based on the following:

Quoted prices for similar assets or liabilities in active markets;

Quoted prices for identical or similar assets or liabilities in non-active markets; or

Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3	Financial assets and financial liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs may reflect the Company’s estimates of the assumptions that market participants would use in valuing the financial assets and financial liabilities.

The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, inputs used to measure fair value fall into different levels of the fair value hierarchy. In those instances, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement is categorized is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The fair value guidance establishes a hierarchy for inputs used in determining fair value that maximize the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.

Fair value is a market-based measure considered from the perspective of a market participant who owns an asset or owes a liability. Accordingly, when market observable data is not readily available, the Company’s own assumptions are set to reflect those that market participants would be presumed to use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from Level 1 to Level 2 or from Level 2 to Level 3.

Separate account assets are categorized as Level 2 assets. The Company has no separate account assets categorized as Level 1 or Level 3 assets.

7

American Family Variable Account I

Notes to Financial Statements—(Continued)

December 31, 2009 and 2008

c. Security Transactions and Investment Income

Security transactions are recorded on the trade date (the date the order to buy or sell is executed). The cost of investments sold and any corresponding capital gains and losses are determined on a specific identification basis. Distributions received from the funds retain the tax characteristics determined at the fund level and are reinvested in additional shares of the funds and recorded as income by the Separate Account on the ex-dividend date.

d. Federal Income Taxes

The operations of the Separate Account are part of the total operations of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the “IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on earnings of the Separate Account as all earnings are distributed to the policy owners. Accordingly, no provision for federal income taxes has been made.

e. Expenses and Deductions

For Series I policies (which include applications written before December 1, 2008), the Company deducts a daily mortality and expense charge from the assets of the Separate Account equivalent to 0.90% for years 1-10 of the individual policies and 0.45% for years thereafter. For Series II policies (which include applications written on or after December 1, 2008), the Company deducts a daily mortality and expense charge from the assets of the Separate Account equivalent to 0.45% for years 1-15 of the individual policies and 0.0% for years thereafter. These charges may be adjusted after policy issue, but are guaranteed not to exceed 0.90% of net assets for either Series I or Series II policies. Although the account value varies according to the investment performance of the fund, the account value is not affected by expense and mortality experience because the Company assumes the mortality risk and the expense risk. The mortality risk is that insureds may not live as long as expected. The expense risk is that the actual expenses of issuing and administering the policies may exceed the estimated costs.

On a policy’s anniversary date each month, the Company deducts from the policy value an amount for the cost of insurance and any additional policy benefits. In addition, for Series I policies, a monthly policy fee ($6 for policies with coverage greater than $100,000 and $9 for policies with coverage less than $100,000) plus an additional $2.50 per month charge in the first five policy years is deducted. For Series II policies, a monthly policy fee of $6 plus an additional $4 per month charge in the first five policy years is deducted. For Series II policies, a monthly administrative charge is also deducted from the cash value of the policy. These monthly expense charges are intended to reimburse the Company for administrative expenses relating to the underwriting, issuance and maintenance of the policy.

In the event of a policy surrender, a surrender charge may be deducted to reimburse the Company for expenses incurred in connection with issuing a policy. The surrender charges are a charge per coverage amount for years 1-14. For Series I policies, the surrender charges will not exceed $42 per $1,000 of coverage. The amount of the surrender charge depends on the specified amount, underwriting class of the primary insured, issue age, gender, and policy year. For Series II policies, the surrender charges will not exceed $57.69 per $1,000 of coverage. The amount of the surrender charge depends on the specified amount, underwriting class of the primary insured, issue age, gender, death benefit option selected, and policy year.

f. Adopted Accounting Guidance

In May 2009, the FASB issued authoritative guidance for subsequent events, which addresses the accounting for and disclosure of subsequent events not addressed in other applicable GAAP, including disclosure of the date through which subsequent events have been evaluated. This guidance is effective for interim or annual periods ending after June 15, 2009.

8

American Family Variable Account I

Notes to Financial Statements—(Continued)

December 31, 2009 and 2008

g. Emerging Accounting Matters

The Company continually monitors emerging accounting standards and evaluates the impact of these changes on the Company. As of December 31, 2009, the Company has determined that there are no standards that have been issued but not yet adopted by the Company that would have a material impact on the Company’s financial position.

h. Subsequent Events

The Company has evaluated events subsequent to December 31, 2009 through February 22, 2010, the date these financial statements were available to be issued. Based on this evaluation, no events have occurred subsequent to December 31, 2009 that require disclosure or adjustment to the financial statements at that date or for the period then ended.

2. Related Parties

The Company retains a front-end premium load from all premium collected. For Series I policies, the charge is 7.5% of target premium for years 1-10 and 5.5% of target premium for years thereafter. Target premium is the amount of premium, based on the insurance coverage and age of the insured, that is used to compute the premium load. In all years, a charge of 3.5% is assessed on excess premium collected for Series I policies. Excess premium is any amount of premium greater than the target premium. For Series II policies, the charge is 5% of all premium for all policy years. The charges retained by the Company totaled $2,337,744 and $2,612,729 for 2009 and 2008, respectively.

3. Policy Owners’ Equity

Purchases and sales of fund shares by the Separate Account for the year ended December 31, 2009 are as follows:

	December 31, 2009
	Purchases	Sales
Fidelity VIP Contrafund	$520,468	$321,125
Fidelity VIP Equity Income	2,131,966	466,424
Fidelity VIP Growth and Income	2,669,337	344,164
Fidelity VIP Growth	2,685,537	544,060
Fidelity VIP Investment Grade Bond	3,449,734	888,500
Fidelity VIP Mid Cap	793,118	187,084
Fidelity VIP Money Market	1,697,052	1,039,864
Vanguard VIF International	2,646,612	1,162,054
Vanguard VIF Small Company Growth	565,464	76,035

Total	$17,159,288	$5,029,310

9

American Family Variable Account I

Notes to Financial Statements—(Continued)

December 31, 2009 and 2008

4. Financial Highlights

	At December 31			For the Period Ended December 31
Series II	Units	Unit Value	Net Assets	Investment Income Ratio		Expense Ratio		Total Return
Fidelity VIP Contrafund Portfolio
2009	3,074.744	$13.80	$42,434	1.91%		0.45%		34.9%
Fidelity VIP Equity Income Portfolio
2009	20,424.769	13.28	271,168	3.31%		0.45%		29.3%
Fidelity VIP Growth & Income Portfolio
2009	24,701.221	12.81	316,423	1.40%		0.45%		26.4%
Fidelity VIP Growth Portfolio
2009	22,344.239	12.86	287,300	0.32%		0.45%		27.4%
Fidelity VIP Investment Grade Bond Portfolio
2009	26,561.680	11.92	316,515	6.66%		0.45%		15.2%
Fidelity VIP Mid Cap Portfolio
2009	6,039.700	14.67	88,589	1.11%		0.45%		39.5%
Fidelity VIP Money Market Portfolio
2009	8,034.329	10.04	80,690	0.77%		0.45%		0.3%
2008	2,535.477	10.02	25,397	1.09	%(1)	0.45	%(1)	0.2%
Vanguard VIF International Portfolio
2009	20,355.179	15.50	315,409	0.96%		0.45%		42.1%
Vanguard VIF Small Company Growth Portfolio
2009	4,068.233	14.68	59,721	0.33%		0.45%		38.8%

Series I
Federated International Equity Fund II
2008	—	—	—	0.53	%(2)	0.90	%(2)	-16.2%
2007	1,070,094.429	12.36	13,222,685	0.16%		0.90%		8.6%
2006	779,350.944	11.38	8,870,440	0.17%		0.90%		17.8%
2005	515,582.322	9.66	4,980,175	—		0.90%		8.2%
Federated Quality Bond Fund II
2008	—	—	—	4.81	%(2)	0.90	%(2)	0.1%
2007	799,150.737	13.01	10,393,047	4.08%		0.90%		4.5%
2006	516,531.431	12.45	6,432,052	3.38%		0.90%		3.2%
2005	294,085.598	12.06	3,547,561	2.96%		0.90%		0.3%
Fidelity VIP Contrafund Portfolio
2009	272,880.331	14.07	3,839,556	1.19%		0.90%		34.3%
2008	254,126.099	10.48	2,663,247	0.88%		0.90%		-43.1%
2007	221,366.783	18.45	4,084,598	0.81%		0.90%		16.3%
2006	185,918.199	15.87	2,950,951	1.04%		0.90%		10.4%
2005	134,374.967	14.37	1,931,208	0.10%		0.90%		15.6%
Fidelity VIP Equity Income Portfolio
2009	1,087,105.943	9.98	10,847,485	2.21%		0.90%		28.7%
2008	902,752.715	7.75	6,997,801	2.91%		0.90%		-43.3%
2007	612,339.824	13.68	8,374,940	1.92%		0.90%		0.4%
2006	414,759.928	13.63	5,652,049	2.99%		0.90%		18.9%
2005	263,447.961	11.46	3,020,366	1.12%		0.90%		4.6%

(1)	Series II became available in December, therefore the ratio is annualized.
(2)	The Subaccount ceased operations during the year, therefore the ratio is annualized.

10

American Family Variable Account I

Notes to Financial Statements—(Continued)

December 31, 2009 and 2008

	At December 31			For the Period Ended December 31
Series I	Units	Unit Value	Net Assets	Investment Income Ratio	Expense Ratio		Total Return
Fidelity VIP Growth & Income Portfolio
2009	1,424,152.245	9.51	13,548,208	0.94%	0.90%		25.9%
2008	1,153,145.686	7.56	8,714,506	1.21%	0.90%		-42.4%
2007	806,639.798	13.12	10,586,358	1.38%	0.90%		10.8%
2006	544,100.574	11.84	6,441,561	0.54%	0.90%		11.9%
2005	325,873.219	10.58	3,449,190	0.95%	0.90%		6.4%
Fidelity VIP Growth Portfolio
2009	1,764,826.420	7.53	13,283,808	0.21%	0.90%		26.8%
2008	1,429,686.009	5.93	8,485,161	0.71%	0.90%		-47.7%
2007	1,067,838.782	11.37	12,136,171	0.33%	0.90%		25.6%
2006	790,320.157	9.05	7,155,703	0.13%	0.90%		5.6%
2005	452,360.525	8.57	3,877,648	0.19%	0.90%		4.5%
Fidelity VIP Investment Grade Bond Portfolio
2009	1,308,543.010	10.95	14,327,179	8.73%	0.90%		14.6%
2008	1,197,521.794	9.55	11,436,991	—	0.90	%(3)	-4.5%
Fidelity VIP Mid Cap Portfolio
2009	303,790.097	15.21	4,621,317	0.75%	0.90%		38.8%
2008	263,006.779	10.96	2,881,720	0.50%	0.90%		-39.9%
2007	216,347.348	18.26	3,949,758	0.91%	0.90%		14.6%
2006	182,146.011	15.93	2,901,945	0.31%	0.90%		11.7%
2005	146,407.682	14.26	2,088,293	—	0.90%		17.3%
Fidelity VIP Money Market Portfolio
2009	316,705.701	11.31	3,583,294	0.70%	0.90%		-0.2%
2008	263,040.588	11.33	2,981,398	2.96%	0.90%		2.1%
2007	260,910.680	11.10	2,896,389	5.02%	0.90%		4.2%
2006	234,001.187	10.65	2,491,381	4.69%	0.90%		4.0%
2005	141,915.474	10.24	1,453,665	3.00%	0.90%		2.1%
Vanguard VIF International Portfolio
2009	2,021,588.352	7.87	15,910,824	3.69%	0.90%		41.5%
2008	1,823,923.705	5.56	10,144,168	—	0.90	%(3)	-44.4%
Vanguard VIF Small Company Growth Portfolio
2009	228,530.799	10.89	2,487,771	1.01%	0.90%		38.1%
2008	180,090.974	7.88	1,419,240	0.62%	0.90%		-40.0%
2007	123,752.960	13.14	1,625,759	0.44%	0.90%		2.9%
2006	79,971.661	12.77	1,021,632	0.29%	0.90%		9.2%
2005	41,834.640	11.70	489,270	—	0.90%		5.3%

(3)	The Subaccount commenced operations during the year, therefore the ratio is annualized.

11

American Family Life

Insurance Company

Financial Statements

December 31, 2009, 2008, and 2007

American Family Life Insurance Company

Contents

December 31, 2009, 2008, and 2007

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of

American Family Life Insurance Company:

In our opinion, the accompanying balance sheets and the related statements of income, changes in stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of American Family Life Insurance Company (herein referred to as the “Company”) at December 31, 2009, and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed its method of recognizing and presenting other-than-temporary impairments in 2009.

PricewaterhouseCoopers, LLP
Chicago, Illinois

February 19, 2010

American Family Life Insurance Company

Balance Sheets

December 31, 2009 and 2008

(in thousands of dollars, except share amounts)	2009	2008
Assets

Cash and investments
Bonds, available-for-sale	$3,093,758	$2,784,024
Common stocks, available-for-sale	79,497	61,329
Mortgage loans on real estate	352,432	355,659
Policy loans	229,781	220,368
Cash and cash equivalents	133,446	97,085
Other invested assets	6,142	5,886

Total cash and investments	3,895,056	3,524,351
Investment income receivable	33,395	31,853
Reinsurance recoverable	121,711	116,993
Accounts receivable - affiliates	2,099	1,391
Deferred policy acquisition costs	529,022	594,605
Deferred tax assets	8,760	63,294
Income tax recoverable	7,269	3,567
Other assets	9,317	6,854
Separate account assets	241,085	182,707

Total assets	$4,847,714	$4,525,615

Liabilities

Liabilities for life and deposit-type contracts	$3,461,330	$3,351,547
Policy and contract claims	19,588	16,394
Policyholders’ dividends payable	21,526	22,571
Expenses payable	47,935	47,779
Other liabilities	20,593	16,775
Separate account liabilities	241,085	182,707

Total liabilities	3,812,057	3,637,773

Stockholder’s Equity

Common stock ($250 par value; 10,000 shares authorized, issued and outstanding) and additional paid-in capital	3,500	3,500
Retained earnings	987,249	901,171
Accumulated other comprehensive income (loss)	44,908	(16,829)

Total stockholder’s equity	1,035,657	887,842

Total liabilities and stockholder’s equity	$4,847,714	$4,525,615

The accompanying notes are an integral part of these financial statements.

2

American Family Life Insurance Company

Statements of Income

Years Ended December 31, 2009, 2008, and 2007

(in thousands of dollars)	2009	2008	2007
Revenues
Premiums, fees and annuity considerations	$324,199	$322,209	$321,114
Net investment income	209,699	205,660	199,859
Net impairment losses recognized in earnings	(5,710)	(129,832)	(6,839)
Other realized capital gain (loss)	19,832	(7,176)	2,312
Other	3,795	3,225	3,976

Total revenues	551,815	394,086	520,422

Benefits and expenses
Policy and contract claims and other benefits	169,413	159,694	152,856
Change in future policy benefits	115,595	107,709	113,036
Dividends to policyholders	41,211	42,076	40,644
Deposit contract interest	16,665	16,235	17,018
Commissions	19,917	22,584	25,553
Salaries and other expenses	88,773	93,367	87,078
Change in deferred policy acquisition costs	(5,266)	(15,793)	(14,272)

Total benefits and expenses	446,308	425,872	421,913

Income (loss) before income taxes	105,507	(31,786)	98,509

Income taxes
Current	23,284	25,324	31,789
Deferred	11,972	(38,243)	2,446

Total income tax expense (benefit)	35,256	(12,919)	34,235

Net income (loss)	$70,251	$(18,867)	$64,274

The accompanying notes are an integral part of these financial statements.

3

American Family Life Insurance Company

Statements of Changes in Stockholder’s Equity

Years Ended December 31, 2009, 2008, and 2007

(in thousands of dollars)	2009			2008		2007
Common stock and additional paid-in capital
Balance at beginning and end of year			$3,500		$3,500		$3,500

Retained earnings
Balance at beginning of year			901,171		920,038		855,764
OTTI cumulative effect adjustment		24,349
Tax effect of OTTI adjustment		(8,522)	15,827

Restated balance			916,998
Net income (loss)	$70,251		70,251	$(18,867)	(18,867)	$64,274	64,274

Balance at end of year			987,249		901,171		920,038

Accumulated other comprehensive income (loss)
Balance at beginning of year			(16,829)		21,317		13,789
OTTI cumulative effect adjustment		(24,349)
Tax effect of OTTI adjustment		8,522	(15,827)

Restated balance			(32,656)
Changes in unrealized gains (losses) on securities (net of tax of $43,710, ($23,917), and $6,252, and deferred policy acquisition cost adjustments of ($70,849), $26,769, and ($5,570) in 2009, 2008, and 2007, respectively)	79,698		79,698	(43,505)	(43,505)	11,430	11,430
Less: reclassification adjustment for gains (losses) included in net income (loss) (net of tax of $1,149 ($2,886), and $2,101, in 2009, 2008, and 2007, respectively)	2,134		2,134	(5,359)	(5,359)	3,902	3,902

Balance at end of year			44,908		(16,829)		21,317

Comprehensive income (loss)	$147,815			$(57,013)		$71,802

Total stockholder’s equity			$1,035,657		$887,842		$944,855

The accompanying notes are an integral part of these financial statements.

4

American Family Life Insurance Company

Statements of Cash Flows

Years Ended December 31, 2009, 2008, and 2007

(in thousands of dollars)	2009	2008	2007
Cash flows from operating activities
Net income (loss)	$70,251	$(18,867)	$64,274
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Insurance liabilities	89,306	92,990	97,496
Interest credited to insurance and deposit liabilities	45,426	43,602	45,050
Fees charged on insurance and deposit liabilities	(34,167)	(33,927)	(33,542)
Amortization included in investment income	(6,007)	(1,391)	(941)
Deferred policy acquisition costs	(5,266)	(15,793)	(14,272)
Net impairment losses recognized on investments	5,710	129,832	6,839
Realized (gains) losses on sales of investments	(19,832)	7,176	(2,312)
Other changes in operating assets and liabilities	(19,919)	(39,354)	(20,162)

Net cash provided by operating activities	125,502	164,268	142,430

Cash flows from investing activities
Proceeds from sales, maturities or calls of bonds	695,119	350,769	223,959
Purchases of bonds	(785,179)	(419,824)	(318,179)
Proceeds from sales of stocks	128,653	22,109	30,648
Purchases of stocks	(130,749)	(25,941)	(21,305)
Proceeds from sales of other investments	16,881	21,488	22,491
Purchases of other investments	(13,673)	(66,652)	(52,517)
Net change in policy loans	(9,413)	(7,552)	(9,888)

Net cash (used in) investing activities	(98,361)	(125,603)	(124,791)

Cash flows from financing activities
Deposits to investments and universal life type contracts	97,987	97,718	99,372
Withdrawals from investments and universal life type contracts	(88,767)	(97,399)	(102,711)

Net cash provided by (used in) financing activities	9,220	319	(3,339)

Net change in cash and cash equivalents	36,361	38,984	14,300
Cash and cash equivalents
Beginning of year	97,085	58,101	43,801

End of year	$133,446	$97,085	$58,101

The accompanying notes are an integral part of these financial statements.

5

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2009, 2008, and 2007

1. Nature of Operations and Significant Accounting Policies

American Family Life Insurance Company (herein referred to as the “Company”) is a wholly-owned subsidiary of AmFam, Inc., which is wholly-owned by American Family Mutual Insurance Company (AFMIC). The Company operates in the life insurance industry, marketing whole life, term life and fixed annuity products to provide financial protection for qualified individuals, families and business enterprises. The Company ceased selling variable universal life and variable annuities in 2009. It sells these products through a multi-line, exclusive agency force in nineteen states. The Company also writes a small amount of group life insurance and structured settlement business primarily as a service to its affiliates.

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

The significant accounting policies used in the preparation of these statements include:

a. Cash and Investments

The Company may dispose of bonds prior to their scheduled maturity due to changes in market interest rates, tax and credit considerations, liquidity or regulatory capital requirements, or other similar factors. As a result, the Company considers all of its bonds and common stocks as available-for-sale. Available-for-sale investments are reported at fair value, with unrealized gains and losses, net of applicable deferred taxes, reported as a component of accumulated other comprehensive income until realized. If there is a decline in an investment’s net realizable value that is other-than-temporary, the decline is recorded as a realized loss and the cost of the investment is reduced to its estimated fair value or present value of expected future cash flows.

Prepayment assumptions for mortgage-backed and asset-backed securities are obtained from external sources when the securities are purchased. These allow the Company to recognize income using a constant effective yield based on those prepayment assumptions and the economic life of the securities. If changes in the original prepayment assumptions are material in total, the effective yield is recalculated to reflect actual payments received and expected future payments. To date, the changes in prepayment assumptions have been determined to be immaterial.

Cash and cash equivalents include money market mutual funds carried at cost, which approximates fair value, as well as commercial paper recorded at amortized cost, which approximates fair value. Mortgage loans on real estate are carried at their aggregate unpaid principal balances. Policy loans are reported at their outstanding principal balance and are limited to the cash value of the policy.

Investment income is recorded when earned. Dividend income is recorded on the ex-dividend date. Realized gains and losses on sales of investments are determined on the specific identification basis and are recorded in the accompanying statements of income.

6

American Family Life Insurance Company

Notes to Financial Statements—(Continued)

December 31, 2009, 2008, and 2007

b. Fair Value Measurements

Financial assets and financial liabilities recorded on the Balance Sheet at fair value are categorized based on the reliability of inputs to the valuation techniques as follows:

Level 1	Financial assets and financial liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2	Financial assets and financial liabilities whose values are based on the following: Quoted prices for similar assets or liabilities in active markets; Quoted prices for identical or similar assets or liabilities in non-active markets; or Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3	Financial assets and financial liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs may reflect the Company’s estimates of the assumptions that market participants would use in valuing the financial assets and financial liabilities.

The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. In many instances, inputs used to measure fair value fall into different levels of the fair value hierarchy. In those instances, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement is categorized is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

7

American Family Life Insurance Company

Notes to Financial Statements—(Continued)

December 31, 2009, 2008, and 2007

c. Deferred Policy Acquisition Costs (“DAC”)

Costs which vary with, and are primarily related to, the acquisition of business are deferred to the extent that such costs are deemed recoverable. These costs include, but are not limited to, commissions, certain costs of policy issuance and underwriting, and certain agency expenses. For traditional term life insurance contracts, deferred costs are amortized with interest in relation to future anticipated premium revenue, using the same assumptions that are used in calculating the insurance liabilities. For traditional whole life insurance contracts, deferred costs are amortized in relation to the present value of expected gross margins, discounted using the interest rate earned on the underlying assets. For deposit contracts without significant mortality risk (investment-type contracts) and for contracts that permit the Company or insured to make changes in the contract terms (universal life-type insurance contracts), deferred costs are amortized in relation to the present value of expected gross profits from these contracts, discounted using the interest rate credited to the policy or the expected earnings rate, depending on the type of policy.

The Company regularly evaluates the recoverability of the unamortized balance of DAC. For traditional whole life insurance contracts, the accumulated amortization is adjusted (whether an increase or a decrease) whenever there is a material change in the estimated gross margins expected over the life of a block of business in order to maintain a constant relationship between the cumulative amortization and the present value (discounted at the rate of interest earned on the underlying assets) of expected gross margins. For traditional term life insurance contracts, the unamortized asset balance is reduced by a charge to income only when the estimated remaining gross premium reserve exceeds the GAAP reserves reduced by unamortized DAC. For universal life-type and investment-type insurance contracts, the accumulated amortization is adjusted (whether an increase or a decrease) whenever there is a material change in the estimated gross profits expected over the life of a block of business in order to maintain a constant relationship between the cumulative amortization and the present value of expected gross profits.

DAC is also adjusted when bonds are recorded at fair value for traditional whole life, universal life-type and investment-type insurance contracts. This adjustment which is recorded as part of the net appreciation (depreciation) of securities in Accumulated Other Comprehensive Income, reflects the change in cumulative amortization that would have been recorded if these bonds had been sold at their fair values and the proceeds were reinvested at current yields.

8

American Family Life Insurance Company

Notes to Financial Statements—(Continued)

December 31, 2009, 2008, and 2007

d. Liabilities for Life and Deposit-Type Contracts

For universal life-type, deposit-type and investment-type insurance contracts, reserves are based on the contract account balance. Reserves for annuities in payout status are calculated as the present value of future benefits using contract interest rates and either the 1971, 1983 or 2000 Immediate Annuity Mortality table.

For traditional whole life insurance contracts, reserves are calculated based on the net level policy benefit reserve. Interest assumptions are consistent with the policy dividend formula and mortality assumptions and are based on the 1958, 1980 or 2001 CSO table. Interest rates on current issues are between 4.0% and 4.5% in both 2009 and 2008. Interest rates on all other issues are between 2.5% and 5.0% in both 2009 and 2008.

For traditional term and limited payment life insurance contracts, reserves are calculated using the net level premium method, based on assumptions as to investment yields, mortality, withdrawals, expenses and dividends. These assumptions are made at the time the contract is issued and are consistent with assumptions used in the product pricing process. Assumptions are based on projections from past Company experience and are modified only as necessary to reflect loss recognition. In addition, an allowance is made for possible unfavorable deviations from selected assumptions.

Reserves by type of contract at December 31 are as follows:

(in thousands of dollars)	2009		2008
Deposit-type liabilities
Universal life	$484,174	14.0%	$482,708	14.4%
Deferred annuities	218,183	6.3	205,968	6.1
Variable universal life	4,244	0.1	3,568	0.1
Variable annuities	8,131	0.2	5,968	0.2
Supplemental contracts without life contingencies, structured settlements, dividend accumulations, retained assets, and premium deposits	352,756	10.2	349,229	10.4
Insurance-type liabilities
Traditional whole life	2,019,549	58.4	1,956,352	58.4
Traditional term life	329,223	9.5	302,572	9.0
Payout annuities	39,444	1.1	39,944	1.2
Other insurance reserves	5,626	0.2	5,238	0.2

Total liabilities for life policies and deposit contracts	$3,461,330	100.0%	$3,351,547	100.0%

e. Policyholders’ Dividends Payable

Approximately 98.3% of the Company’s life contracts are considered participating policies. The Company accounts for its policyholder dividends based upon dividend scales approved by the Board of Directors. The amount of dividends to be paid is determined annually. The portion of the Company earnings allocated as dividends is included in policyholders’ dividends payable.

9

American Family Life Insurance Company

Notes to Financial Statements—(Continued)

December 31, 2009, 2008, and 2007

f. Federal Income Taxes

The Company files a consolidated federal income tax return with AFMIC and its affiliates and is subject to a tax allocation agreement under which each member’s tax liability equals or approximates separate return calculations with current credit for net losses and tax credits utilized by other members of the group. The Company is allocated one half of the after-tax benefit obtained by AFMIC on the additional municipal bonds AFMIC holds as a result of filing a consolidated return with the Company. Deferred taxes are established for the future tax effects of temporary differences between the tax and financial reporting bases of assets and liabilities using currently enacted tax rates. The effect on deferred taxes of a change in tax rates is recognized in income in the period of enactment. Deferred tax assets (DTAs) are valued based upon the expectation of future realization on a “more likely than not” basis. A valuation allowance is established for that portion of DTAs which cannot meet this realization standard. The Company has considered all available evidence, whether positive or negative in determining if a valuation allowance is needed. The primary evidence is based on available tax planning strategies and the projection of sufficient future taxable income. Based on all available evidence, a valuation allowance is not needed as of December 31, 2009.

g. Premium Income, Annuity Considerations and Expense Recognition

Term life and whole life insurance premiums are generally recognized as premium income when received. Revenue from immediate annuities and supplemental contracts with life contingencies is recognized at the time of issue. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. The association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of DAC. Premium income is recorded net of premiums ceded to reinsurers. Commissions and other expenses are recorded net of allowances received from reinsurers.

For investment-type and universal life-type insurance contracts, premium deposits and benefit payments are recorded as increases or decreases in a liability account, rather than as revenue and expense. Revenue is recognized for any amounts charged against the liability account for the cost of insurance, policy administration, and surrender penalties. Expense is recorded for any interest credited to the liability account and any benefit payments which exceed the contract liability account balance.

h. Intercompany Expense Allocation

The Company shares certain administrative, occupancy, marketing and tax expenses with AFMIC and other affiliated companies. Such expenses are allocated to the Company at cost in proportion to its estimated utilization. Allocation methods are refined periodically in light of current operations and resources utilized by the Company. Allocated expenses amounted to approximately $137,255,000, $134,817,000, $143,931,000 for 2009, 2008, and 2007, respectively.

10

American Family Life Insurance Company

Notes to Financial Statements—(Continued)

December 31, 2009, 2008, and 2007

i. Reinsurance

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of the benefits paid over such limits. This is accomplished primarily through cessions to reinsurers under excess of loss and coinsurance contracts. Estimated reinsurance recoverable is recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. The liabilities for life policies and deposit contracts are shown gross of reserve credits, which have been classified as reinsurance recoverables in the balance sheet. Reinsurance premiums ceded were $53,119,000 $52,044,000, and $45,408,000 in 2009, 2008, and 2007, respectively. Reinsurance commissions and expense allowances were $21,759,000, $22,421,000, and $19,832,000 in 2009, 2008, and 2007, respectively. Life insurance benefits on ceded claims were $19,100,000, $22,084,000, and $15,514,000 in 2009, 2008, and 2007, respectively. Approximately 55% and 23% of ceded reinsurance is ceded to Security Life of Denver and Generali USA Life Reassurance Company, respectively.

The Company entered into an agreement with RGA Reinsurance Company effective November 1, 2009 to recapture all active policies reinsured under the reinsurance contract covering 10/20/30 level term policies including policies that have converted to permanent products. The net settlement was $2,500,000 based on premium recapture of $3,903,000 net of reinsurance commissions and allowances of $1,403,000. The ceded GAAP reserves that were reduced as a result of the agreement were $8,444,000. DAC was increased as a result of the recapture of reinsurance ceding commissions and expenses of $6,400,000. RGA Reinsurance Company was relieved of liability for any other claims, except for 6 specific claims as noted in the recapture agreement representing a total of $365,000. The net pre-tax earnings impact of these items was $456,000.

j. Statements of Cash Flows

The Company paid income taxes of $26,986,000, $28,907,000, and $36,797,000 in 2009, 2008, and 2007, respectively. Cash paid for interest was $150,000, $289,000 and $0 in 2009, 2008 and 2007 respectively.

k. Separate Accounts

Separate account assets include segregated funds invested as designated by variable universal life insurance and variable annuity policy owners in shares of mutual funds managed by outside fund managers offered as investment vehicles for American Family Variable Accounts I or II (the “Variable Accounts”). The assets (investments) and liabilities (to policy owners) of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. Assets are valued at fair value and liabilities are equal to the amount due to the policy owner without a reduction for surrender charges. The investment income, gains and losses of these accounts generally accrue to the policy owners, and, therefore, are not included in the Company’s net income.

11

American Family Life Insurance Company

Notes to Financial Statements—(Continued)

December 31, 2009, 2008, and 2007

l. Adopted Accounting Guidance

In June 2009, the Financial Accounting Standards Board (FASB) issued authoritative guidance for, and on July 1, 2009 launched the FASB’s Accounting Standards Codification as the source of authoritative U.S. GAAP to be applied by nongovernmental entities. The Codification is not intended to change U.S. GAAP but is a new structure which takes accounting pronouncements and organizes them by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Companies adopted this guidance effective for the year ending December 31, 2009 and it impacts the way U.S. GAAP accounting standards are referenced in the financial statements.

In May 2009, the FASB issued authoritative guidance for subsequent events, which addresses the accounting for and disclosure of subsequent events not addressed in other applicable GAAP, including disclosure of the date through which subsequent events have been evaluated. This guidance is effective for interim or annual periods ending after June 15, 2009.

In April 2009, the FASB revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments (OTTI). This new guidance amends the OTTI guidance for debt securities and expands the presentation and disclosure requirements of OTTI on debt and equity securities in the financial statements. This guidance does not amend existing recognition and measurement guidance related to OTTI of equity securities and is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted. The Company adopted this guidance effective January 1, 2009. Further explanation of this new guidance is found in footnote 2c.

In April 2009, the FASB revised the authoritative guidance for fair value measurements and disclosures to provide guidance on (1) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities, and (2) identifying transactions that are not orderly. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations.

In August 2009, the FASB issued updated guidance for the fair value measurement of liabilities. This guidance includes techniques for measuring fair value when a quoted price in an active market for the identical liability is not available and clarifies that restrictions preventing the transfer of a liability should not be considered as a separate input or adjustment in the measurement of its fair value. This guidance is not applicable as the Company does not fair value any of its liabilities.

m. Emerging Accounting Matters

The Company continually monitors emerging accounting standards and evaluates the impacts of these changes on the Company.

n. Reclassifications

Certain reclassifications have been made in the accompanying financial statements to allow for consistent financial reporting.

o. Subsequent Events

The Company has evaluated events subsequent to December 31, 2009 through February 22, 2010, the date these financial statements were available to be issued. Based on this evaluation, no events have occurred subsequent to December 31, 2009 that require disclosure or adjustment to the financial statements at that date or for the period then ended.

12

American Family Life Insurance Company

Notes to Financial Statements—(Continued)

December 31, 2009, 2008, and 2007

2. Financial Instruments

a. Fair Value of Financial Instruments

The following methods and assumptions were used to estimate the fair value of each class of significant financial instruments:

The fair value guidance establishes a hierarchy for inputs used in determining fair value that maximize the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.

Fair value is a market-based measure considered from the perspective of a market participant who owns an asset or owes a liability. Accordingly, when market observable data is not readily available, the Company’s own assumptions are set to reflect those that market participants would be presumed to use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from Level 1 to Level 2 or from Level 2 to Level 3.

Summary of Significant Valuation Techniques for Financial Assets and Financial Liabilities on a Recurring Basis

Level 1 Measurements

Equity Securities: Comprise actively traded, exchange listed U.S. and international equity securities. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

Short-term Investments: Comprise actively traded money market funds that have daily quoted net asset values for identical assets that the Company can access.

Level 2 Measurements

Fixed Income Securities:

The Company uses a leading, nationally recognized provider of market data and analytics to price a vast majority of the Company’s Level 2 fair value measurements for fixed income securities. Because many fixed income securities do not trade on a daily basis, the provider’s evaluated pricing applications apply available information through processes such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing to prepare evaluations. A small segment of Level 2 and Level 3 securities are priced internally using matrix pricing, broker quotes, and benchmark and spread analysis. Pricing for specific security types is as follows:

U.S. treasuries: Valuation is based on unadjusted quoted prices for identical assets in markets that are generally active.

Corporates, including privately placed: Valued based on inputs including quoted prices for identical or similar assets in markets that are not active. Also includes privately placed securities totaling $305,005,000 that are valued based on market-observable taxable and tax-exempt yield curves and market observable external ratings from external parties.

Municipals: Externally rated municipals are valued based on inputs including quoted prices for identical or similar assets in markets that are not active.

13

American Family Life Insurance Company

Notes to Financial Statements—(Continued)

December 31, 2009, 2008, and 2007

U.S. Government and Agencies: Valued based on inputs including quoted prices for identical or similar assets in markets that are not active.

Mortgage Backed Securities (MBS), Asset Backed Securities (ABS), Residential Mortgage-backed Securities (RMBS), Commercial Mortgage-backed Securities (CMBS) and Alt-A Residential Mortgage-backed Securities (“Alt-A”): Valued based on inputs including quoted prices for identical or similar assets in markets that are not active.

Short-term Investments: Commercial paper and other short-term investments are valued based on inputs including amortized cost, which approximates fair value, and quoted prices for identical or similar assets in markets that are not active.

Separate Account Assets: Comprise actively traded mutual funds that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers.

Level 3 Measurements

Fixed Income Securities:

Collateralized Debt Obligation (CDO): Valued based on non-binding broker quotes received from brokers who are familiar with the investments. These are corroborated by management’s comparison to historical prices, prices of securities having similar attributes and expectations based on general yield and market movements. Due to the reduced availability of actual market prices or relevant observable inputs as a result of the decrease in liquidity that has been experienced in the market for these securities, all CDOs are categorized as Level 3.

Corporates, including privately placed: Includes private placements that were restructured in bankruptcy proceedings. The assets are valued at the agreed upon terms of the restructuring, which provide an estimate of likely future cash flows.

14

American Family Life Insurance Company

Notes to Financial Statements—(Continued)

December 31, 2009, 2008, and 2007

Other Valuations

Includes partnerships presented using equity and cost methods of accounting, policy loans carried at their outstanding principal balance, mortgage loans carried at their outstanding principal amount and cash carried at cost.

The following summarizes the Company’s financial assets measured at fair value on a recurring basis as of December 31:

2009
(in thousands of dollars)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Other Valuations	Balance as of December 31, 2009
Financial assets
Bonds, available-for-sale:
U.S. Government	$—	$61,338	$—	$—	$61,338
Municipals	—	123,689	—	—	123,689
Corporates	—	1,613,325	12,031	—	1,625,356
RMBS	—	870,895	—	—	870,895
CMBS	—	260,983	—	—	260,983
ABS - CDO	—	—	33,701	—	33,701
ABS - Other	—	117,796	—	—	117,796
Common stocks, available-for-sale	79,497	—	—	—	79,497
Short-term investments	128,610	—	—	—	128,610
Separate Account Assets	—	241,085	—	—	241,085

Total recurring basis assets	208,107	3,289,111	45,732	—	3,542,950
Valued at cost, amortized cost or using the equity method	—	—	—	593,191	593,191

Total financial assets	$208,107	$3,289,111	$45,732	$593,191	$4,136,141

2008
(in thousands of dollars)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Other Valuations	Balance as of December 31, 2008
Financial assets
Bonds, available-for-sale:	$—	$2,741,881	$42,143	$—	$2,784,024
Common stocks, available-for-sale	61,329	—	—	—	61,329
Short-term investments	50,073	42,228	—	—	92,301
Separate Account Assets	—	182,707	—	—	182,707

Total recurring basis assets	111,402	2,966,816	42,143	—	3,120,361
Valued at cost, amortized cost or using the equity method	—	—	—	586,697	586,697

Total financial assets	$111,402	$2,966,816	$42,143	$586,697	$3,707,058

15

American Family Life Insurance Company

Notes to Financial Statements—(Continued)

December 31, 2009, 2008, and 2007

The following provides a summary of changes in fair value during the twelve month period ended December 31, of Level 3 financial assets held at fair value on a recurring basis at December 31:

2009
		Total Realized and Unrealized Gains (Losses) included in					Total Gains (Losses) included in Net Income for Instruments Still Held at December 31, 2009
(in thousands of dollars)	Balance as of January 1, 2009	Net Income	OCI on Balance Sheet	Purchases, Sales, Issuances and Settlements, net	Net Transfers In and/or (Out) of Level 3	Balance as of December 31, 2009
Financial assets
Bonds, available-for-sale:
Corporates	$7,881	$(353)	$6,901	$(2,398)	$—	$12,031	$(741)
ABS - CDO	34,262	(1,035)	4,534	(4,060)	—	33,701	(1,035)

Total recurring Level 3 financial assets	$42,143	$(1,388)	$11,435	$(6,458)	$—	$45,732	$(1,776)

2008
		Total Realized and Unrealized Gains (Losses) included in					Total Gains (Losses) included in Net Income for Instruments Still Held at December 31, 2008
(in thousands of dollars)	Balance as of January 1, 2008	Net Income	OCI on Balance Sheet	Purchases, Sales, Issuances and Settlements, net	Net Transfers In and/or (Out) of Level 3	Balance as of December 31, 2008
Financial assets
Bonds, available-for-sale	$100,417	$(54,265)	$5,093	$(3,649)	$(5,454)	$42,142	$(54,250)

Total recurring Level 3 financial assets	$100,417	$(54,265)	$5,093	$(3,649)	$(5,454)	$42,142	$(54,250)

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is estimated by discounting future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Policy Loans

Policy loans have no stated maturity dates and are an integral part of the related insurance contract. The carrying value of policy loans approximates the fair value. The interest rate for policy loans on current issues was 8% in 2009, 2008, and 2007.

Deferred Annuities and Structured Settlements

Fair values for deferred annuities are based on the cash surrender value of the policies. Fair values for structured settlements are based on the present value of expected payments using current crediting interest rates.

16

American Family Life Insurance Company

Notes to Financial Statements—(Continued)

December 31, 2009, 2008, and 2007

Estimated Fair Value

The estimated fair values of the Company’s significant financial instruments that are carried on the balance sheets at a value other than estimated fair value or are not disclosed on the face of the balance sheets or elsewhere in the notes at December 31 are as follows:

	2009		2008
(in thousands of dollars)	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
Financial assets
Mortgage loans on real estate	$352,432	$355,539	$355,659	$350,834
Policy loans	229,781	229,781	220,368	220,368

Financial liabilities
Deferred annuities	218,183	215,368	205,968	203,415
Structured settlements	77,488	96,550	81,502	101,925

17

American Family Life Insurance Company

Notes to Financial Statements—(Continued)

December 31, 2009, 2008, and 2007

b. Common Stocks

The aggregate cost of common stocks at December 31, 2009 and 2008 was $75,972,000 and $54,705,000, respectively. Net unrealized appreciation of common stocks stated at fair value includes gross unrealized gains of $5,677,000 and $7,334,000 and gross unrealized losses of $2,152,000 and $710,000 at December 31, 2009 and 2008, respectively.

The fair value and unrealized losses, categorized by stocks in a loss position for less than 12 months and stocks in a loss position for more than 12 months at December 31 are as follows:

	2009
	Less than 12 Months			12 Months or More			Total
(in thousands of dollars, except number of issues)	Number of Issues	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Description of Securities:
Common stocks	1,150	$24,213	$(2,089)	3	$398	$(63)	$24,611	$(2,152)

Total	1,150	$24,213	$(2,089)	3	$398	$(63)	$24,611	$(2,152)

	2008
	Less than 12 Months			12 Months or More			Total
(in thousands of dollars, except number of issues)	Number of Issues	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Description of Securities:
Common stocks	8	$12,373	$(710)	—	$—	$—	$12,373	$(710)

Total	8	$12,373	$(710)	—	$—	$—	$12,373	$(710)

The Company believes that unrealized losses related to these stocks are temporary. In determining whether these losses are expected to be temporary, the Company considers severity of impairment, duration of impairment, forecasted market price recovery, and the intent and ability of the Company to hold the investment until the market price has recovered.

During 2009, 2008, and 2007, the Company recorded other-than-temporary impairments (OTTI) in the stock portfolio, resulting in a total realized loss of $139,000, $14,945,000, and $2,021,000, respectively.

Proceeds from sales of stocks during 2009, 2008, and 2007 were $127,288,000, $22,109,000, and $30,648,000 respectively. These amounts exclude spin-offs, tax free-exchanges, taxable exchanges and returns of capital. Gross gains of $20,980,000, $3,837,000, and $6,910,000 and gross losses of $1,732,000, $2,054,000, and $3,714,000 were realized on the sale of common stocks for 2009, 2008, and 2007, respectively. The basis of the securities sold was determined using specific identification.

The Company’s common stock portfolio is primarily invested in and managed to a modified Russell 3000 Index. Further separation of equity securities by geography or industry concentration is not deemed relevant.

18

American Family Life Insurance Company

Notes to Financial Statements—(Continued)

December 31, 2009, 2008, and 2007

c. Bonds

The amortized cost and estimated fair value of bonds at December 31 are as follows:

	2009
(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Description of Securities:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$58,728	$2,819	$(209)	$61,338
Obligations of states and political subdivisions	128,057	148	(4,516)	123,689
Corporate	1,534,084	95,757	(4,485)	1,625,356
Residential mortgage-backed securities	838,287	43,378	(10,770)	870,895
Commercial mortgage-backed securities	261,297	7,060	(7,374)	260,983
Asset-backed securities - CDO	48,573	4,611	(19,483)	33,701
Asset-backed securities - other	110,466	7,330	—	117,796

Total	$2,979,492	$161,103	$(46,837)	$3,093,758

	2008
(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Description of Securities:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$120,107	$5,936	$(120)	$125,923
Obligations of states and political subdivisions	47,813	—	(2,557)	45,256
Corporate	1,389,107	31,631	(58,333)	1,362,405
Residential mortgage-backed securities	922,050	22,915	(11,547)	933,418
Commercial mortgage-backed securities	262,827	444	(37,560)	225,711
Asset-backed securities - CDO	28,852	262	(697)	28,417
Asset-backed securities - other	68,726	797	(6,629)	62,894

Total	$2,839,482	$61,985	$(117,443)	$2,784,024

19

American Family Life Insurance Company

Notes to Financial Statements—(Continued)

December 31, 2009, 2008, and 2007

The fair value and unrealized losses, categorized by bonds in a loss position for less than 12 months and bonds in a loss position for more than 12 months at December 31 are as follows:

	2009
	Less than 12 Months			12 Months or More			Total
(in thousands of dollars, except number of issues)	Number of Issues	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Description of Securities:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	4	$5,090	$(209)	—	—	—	$5,090	$(209)
Obligations of states and political subdivisions	11	77,686	(2,234)	8	$35,177	$(2,282)	112,863	(4,516)
Corporate	25	106,109	(2,523)	11	53,412	(1,962)	159,521	(4,485)
Residential mortgage-backed securities	2	1,044	(75)	7	32,127	(10,695)	33,171	(10,770)
Commercial mortgage-backed securities	—	—	—	17	109,554	(7,374)	109,554	(7,374)
Asset-backed securities - CDO	7	15,172	(19,189)	1	2,208	(294)	17,380	(19,483)

	49	$205,101	$(24,230)	44	$232,478	$(22,607)	$437,579	$(46,837)

	2008
	Less than 12 Months			12 Months or More			Total
(in thousands of dollars, except number of issues)	Number of Issues	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Description of Securities:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	2	$9,437	$(120)	—	$—	$—	$9,437	$(120)
Obligations of states and political subdivisions	12	45,256	(2,557)	—	—	—	45,256	(2,557)
Corporate	167	596,611	(41,502)	35	148,189	(16,831)	744,800	(58,333)
Residential mortgage-backed securities	8	54,742	(6,405)	3	18,794	(5,142)	73,536	(11,547)
Commercial mortgage-backed securities	33	139,884	(25,919)	8	48,124	(11,642)	188,008	(37,561)
Asset-backed securities - CDO	1	34	(40)	2	3,250	(656)	3,284	(696)
Asset-backed securities - other	8	19,272	(4,093)	5	11,319	(2,536)	30,591	(6,629)

	231	$865,236	$(80,636)	53	$229,676	$(36,807)	$1,094,912	$(117,443)

The Company adopted new OTTI accounting standards for fixed income securities in 2009. The new guidance required the Company to record a cumulative effect of a change in accounting principle to reclassify the non-credit portion of any prior impairments previously recorded on fixed income securities held on January 1, 2009. The Company reclassified $24,349,000 ($15,827,000 after tax) from retained earnings to accumulated other comprehensive income as a result of this adjustment.

The new standards also provide guidance on determining whether a fixed income security is other-than-temporarily impaired. If the Company has the intent to sell or will more likely-than-not be required to sell a fixed income security prior to full recovery, the Company writes down the security to its current fair value with the entire write-down recorded as a realized loss in the income statement. If the Company does not have the intent to sell but the fixed income security is in an unrealized loss position, the Company determines if any of the decline in value is due to a credit loss (the present value of the expected future cash flows (PVCF) is less than amortized cost). Other-than-temporary credit impairments are recorded in earnings when the PVCF is less than the amortized cost. Any non-credit-related impairments, such as those related to movement in interest rates, are included with unrealized gains and losses in other comprehensive income. The Company believes that all other unrealized losses related to bonds are temporary.

20

American Family Life Insurance Company

Notes to Financial Statements—(Continued)

December 31, 2009, 2008, and 2007

In 2009 credit related OTTI of $741,000 were recorded on corporate bonds (including private placements). No portion of the OTTI loss was included in other comprehensive income. In determining OTTI, the Company considered severity of impairment, duration of impairment, and forecasted market price recovery to assist in determining if a potential credit loss exists. Additionally the Company relied on the details of settlements reached in bankruptcy proceedings or other restructurings to determine ultimate collectability of these credits. There were no other credit impairments recorded in 2009, and the company does not hold any impaired fixed income securities where part of the impairment was considered credit-related (recorded through the income statement) and part of the impairment was non-credit-related (recorded through other comprehensive income).

During 2009, 2008, and 2007, the Company recorded total other-than-temporary write-downs in the bond portfolio, resulting in a total realized loss of $5,570,000, $114,887,000, and $4,818,000, respectively. These amounts include both credit impairments as well as impairments taken due to the intent to sell securities.

Subprime mortgages are residential loans to borrowers with weak credit profiles. Alt A mortgages are residential loans to borrowers who have credit profiles above subprime but do not conform to traditional (“prime”) mortgage underwriting guidelines. The Company has invested in certain debt and structured securities that include exposure to mortgage loans to below-prime borrowers. These investments are reported as bonds in the Balance Sheets. The Company has reviewed its exposure to sub-prime investments and has determined that it has insignificant exposure. The fair value on securities collateralized by subprime assets at December 31, 2009 and 2008 was $1,000 and $34,000, respectively. The unrealized losses on securities collateralized by subprime assets at December 31, 2009 and 2008 were $0 and $40,000, respectively. The fair value on securities collateralized by Alt A assets at December 31, 2009 and 2008 was $33,172,000 and $44,549,000, respectively. The unrealized losses on securities collateralized by Alt A assets at December 31, 2009 and 2008 were $10,770,000 and $13,981,000, respectively.

The amortized cost and estimated fair value of bonds at December 31, 2009 by contractual maturity are as follows. Expected maturities may differ from contractual maturities because borrowers may exercise the right to call or prepay obligations with or without penalties. Because most mortgage-backed and asset-backed securities provide for periodic payments throughout their lives, they are listed below in a separate category.

	December 31, 2009
(in thousands of dollars)	Amortized Cost	Estimated Fair Value
Due in one year or less	$70,662	$73,350
Due after one year through five years	587,908	629,514
Due after five years through ten years	806,863	848,874
Due after ten years	255,436	258,645

Subtotal	1,720,869	1,810,383
Mortgage-backed securities	1,099,584	1,131,878
Asset-backed securities	159,039	151,497

Total	$2,979,492	$3,093,758

21

American Family Life Insurance Company

Notes to Financial Statements—(Continued)

December 31, 2009, 2008, and 2007

Proceeds from sales of bonds during 2009, 2008, and 2007 were $399,613,000, $46,350,000, and $34,853,000, respectively. Gross gains of $12,814,000, $21,000, and $107,000 and gross losses of $17,483,000, $8,733,000, and $3,246,000 were realized on those sales for 2009, 2008, and 2007, respectively. The basis of the securities sold was determined using specific identification.

At December 31, 2009 and 2008, bonds with fair value of approximately $3,621,000 and $3,060,000 respectively, were on deposit with various regulatory authorities to comply with insurance laws.

d. Net Investment Income

Net investment income for the years ended December 31 is summarized as follows:

(in thousands of dollars)	2009	2008	2007
Bonds	$175,085	$168,758	$162,877
Common stocks	1,430	1,763	1,511
Mortgage loans	21,654	20,496	18,909
Policy loans	15,884	15,416	14,697
Other	1,034	3,184	5,596

Total gross investment income	215,087	209,617	203,590
Less investment expenses	5,388	3,957	3,731

Net investment income	$209,699	$205,660	$199,859

e. Mortgage Loans on Real Estate

The maximum and minimum lending rates for commercial mortgage loans issued during 2009 and 2008 ranged from 7.60% to 6.95% and 7.60% to 5.33% respectively. During 2009, the Company did not reduce interest rates on outstanding mortgage loans.

Mortgage loans of the Company are invested primarily in office, retail and industrial properties and are reported and measured at their outstanding principal amount. Fire and extended coverage insurance is required on all properties. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, did not exceed 75%.

Significant concentrations of mortgage loans amounting to $224,362,000 and $234,918,000 exist for properties located in the Midwest region at December 31, 2009 and 2008, respectively. Significant concentrations by state include the following:

(in thousands of dollars)	2009	2008
Minnesota	$71,662	$75,553
Ohio	50,645	51,965
Colorado	35,678	37,451
Wisconsin	31,905	33,447

The Company believes that no mortgage loans in the portfolio required an impairment loss to be recorded. When making this determination the Company considers delinquency or default of payments, the mortgage loan unpaid principal balance as a percent of the fair value of the mortgage loan collateral, present value of expected payments compared to the current carrying value of the mortgage, and local economic conditions that would impact individual loans.

22

American Family Life Insurance Company

Notes to Financial Statements—(Continued)

December 31, 2009, 2008, and 2007

The Company did not record any write-downs in the mortgage loan portfolio in 2009 or 2008.

3. Deferred Policy Acquisition Costs

Policy acquisition costs deferred and the related amortization charged to income are as follows:

(in thousands of dollars)	2009	2008	2007
Balance, beginning of year	$594,605	$552,043	$543,341
Costs deferred during year	35,266	39,694	40,043
Amortization related to operations during year	(30,000)	(23,901)	(25,771)
Amounts related to change in fair value adjustment of available-for-sale bonds	(70,849)	26,769	(5,570)

Balance, end of year	$529,022	$594,605	$552,043

4. Separate Accounts

Separate account assets include segregated funds invested by the Company for the benefit of variable universal life insurance and variable annuity policy owners. Policy owners’ premium payments, net of applicable loads, are invested by the Company in accordance with selections made by the policy owner into the Variable Accounts. The Company records these payments as assets in the separate accounts. Separate account liabilities represent reserves held related to the separate account business.

The Variable Accounts are unit investment trusts registered under the Investment Company Act of 1940. Each Variable Account has nine subaccounts, each of which invests in a non-proprietary mutual fund (the “Fund”). The shares of the Funds are carried at the net asset value of the Funds, which approximates fair value.

A fixed account is also included as an investment option for variable policy owners. Premiums, net of applicable loads, allocated to the fixed account are invested in the general assets of the Company.

The assets and liabilities of the Variable Accounts are clearly identified and distinguished from the other assets and liabilities of the Company. The assets of the Variable Accounts will not be applied to the liabilities arising out of any other business conducted by the Company.

The Company assumes the mortality and expense risk associated with these contracts and therefore deducts a daily mortality and expense charge from the assets of the separate accounts. The charges to the separate accounts, shown as follows for the year ended December 31 are based on the average daily net assets at specified annual rates:

	2009	2008
American Family Variable Account I	$611,000	$577,000
American Family Variable Account II	1,592,000	1,824,000

	$2,203,000	$2,401,000

23

American Family Life Insurance Company

Notes to Financial Statements—(Continued)

December 31, 2009, 2008, and 2007

In addition, the Company deducts certain amounts from the cash value of the accounts invested in the separate accounts for surrender charges, annual administrative charges and cost of insurance charges. Income from these charges is included in premium revenues in the Statements of Income. For the year ended December 31 amounts are as follows:

	2009	2008
American Family Variable Account I	$17,269,000	$17,267,000
American Family Variable Account II	878,000	839,000

	$18,147,000	$18,106,000

5. Commitments and Contingencies

The Company is contingently liable for cessions to reinsurers to the extent that any reinsurer might be unable to meet its obligations assumed under the various reinsurance contracts.

The Company is liable for mandatory assessments that are levied by the life and health guaranty fund associations of states in which the Company is licensed. These assessments are to cover losses to policyholders of insolvent or rehabilitated insurance companies. Such estimates are subject to change as the associations determine more precisely the losses that have occurred and how such losses will be allocated to insurance companies. As of December 31, 2009, the guaranty fund liability was $3,804,000 based on information received from the states in which the Company writes business. The guaranty fund assets related to future premium tax credits were $3,905,000 and $1,189,000 as of December 31, 2009 and 2008, respectively.

6. Related Parties

The Company has agreed to lend up to a maximum of $20,000,000 in short-term demand notes to its affiliate, American Family Financial Services (AFFS), with interest at the same rate as the 30 day commercial paper rate published by the Federal Reserve. No amounts were outstanding at December 31, 2009 and 2008.

The Company has issued certain annuities to AFMIC. The carrying value of all such annuities amounted to approximately $77,488,000 and $81,502,000 at December 31, 2009 and 2008, respectively.

The Company has entered into a Right of Setoff Agreement with American Family Securities, LLC (AFS, LLC). The right of setoff exists for the purpose of commission receipts and payments related to the issuance of the variable products and other administrative expenses. As a result of this agreement, the Company has no receivable or payable relating to these related party transactions with AFS, LLC.

24

American Family Life Insurance Company

Notes to Financial Statements—(Continued)

December 31, 2009, 2008, and 2007

7. Federal Income Taxes

The components of the net deferred tax assets (liabilities) as of December 31 are as follows:

(in thousands of dollars)	2009	2008
Deferred tax assets
Life reserves	$145,814	$149,639
Deferred compensation	4,929	5,446
Policyholder dividends	7,534	7,900
Other-than-temporarily impaired securities	16,430	44,502
Other asset basis differences	16,977	3,106
Unrealized losses on securities	—	9,278
Other	537	1,155

Total deferred tax assets	192,221	221,026
Deferred tax liabilities
Unrealized gains on securities	(24,762)	—
DAC	(158,699)	(157,732)

Total deferred tax liabilities	(183,461)	(157,732)

Net deferred tax assets	$8,760	$63,294

The effective tax rate used to determine the provision for current and deferred tax expense differs from the expected statutory rate as the result of permanent and other differences between pre-tax income and taxable income determined under existing tax regulations. The more significant differences, their effect on the statutory tax rate, and the resulting effective tax rates are summarized below:

	2009	2008	2007
Federal statutory tax rate	35%	35%	35%
Municipal bond tax benefit	(1)	6	(1)
Other	—	—	1

Effective tax rate	34%	41%	35%

Amounts recoverable from AFMIC for Federal taxes under the tax allocation agreement were $7,269,000 and $3,567,000 at December 31, 2009 and 2008, respectively. Amounts recoverable from AFMIC for state taxes were $0 at December 31, 2009 and 2008.

Under pre-1984 life insurance company income tax laws, a portion of a company’s “gain from operations” was not subject to current income taxation but was accumulated for tax purposes in a memorandum account designated as the “Policyholders’ Surplus Account.” A stock life insurance company is subject to tax on any direct or indirect distributions to shareholders from the existing Policyholders’ Surplus Account at the corporate rate in the tax year of the distribution. Any distributions are deemed to be first made from another tax memorandum account known as the “Shareholder’s Surplus Account.” The Company’s undistributed taxable Shareholder’s Surplus Account was $1,014,358,000 and $964,293,000 at December 31, 2009 and 2008, respectively. The Company’s Policyholders’ Surplus Account was $5,149,000 at December 31, 2009 and 2008. At current corporate income tax rates the associated tax is $1,802,000. The Company has not recorded this DTL because it does not expect to make any taxable distributions.

25

American Family Life Insurance Company

Notes to Financial Statements—(Continued)

December 31, 2009, 2008, and 2007

The Company has adopted the guidance for accounting for uncertainty in income taxes as of January 1, 2007. This guidance clarifies the accounting for uncertainty in income taxes by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. The total amount of gross unrecognized tax benefits for uncertain tax positions, including the positions impacting only the timing of tax benefits, was $170,000 and $1,855,000 as of December 31, 2009 and 2008, respectively.

(in thousands of dollars)	2009	2008
Beginning Balance	$1,855	$2,485
Gross amounts of (decreases) from unrecognized tax benefits from prior periods	(1,685)	—
Gross amounts of increases and (decreases) from unrecognized tax benefits from current period	—	—
Decreases in the unrecognized benefits from settlement with taxing authorities	—	(630)
Decreases in the unrecognized benefits from lapses in the statute of limitations	—	—

Ending Balance	$170	$1,855

The amount of unrecognized tax benefits that, if recognized, would impact the effective rate was $0 at December 31, 2009 and 2008. It is expected that the amount of unrecognized tax benefits will change in the next twelve months. The Company does not expect the change to have a significant impact on its results of operations or financial position.

Interest and penalties on tax uncertainties are classified as a separate expense. The total amount of interest accrued was $19,000 and $612,000 as of December 31, 2009 and 2008, respectively.

The Company is a member of a consolidated group which files income tax returns in the U.S. Federal jurisdiction and in Illinois and Wisconsin. The Company also files a separate company return in Oregon. The Company is currently under audit by the Internal Revenue Service (IRS) for U.S. federal income tax returns for the years 2003 through 2008.

26

American Family Life Insurance Company

Notes to Financial Statements—(Continued)

December 31, 2009, 2008, and 2007

8. Employee and Agent Benefit Plans

AFMIC and its subsidiaries (herein referred to as the “Companies”) have non-contributory defined benefit pension plans (herein referred to as the “Plans”) covering substantially all employees. The Company is not directly liable for obligations under the Plans. All employees providing services to the Companies are employees of AFMIC. For employees hired before January 1, 2009, and District Managers hired before January 1, 2010, the benefits are based on years of credited service and highest average compensation (as defined in the Plans). For employees hired on or after January 1, 2009, and District Managers hired on or after January 1, 2010, benefits are determined under a cash balance formula (as defined in the Plans). In 2009, the asset valuation method changed from the Market Value method to the Two-Year Smoothed Value method for funding calculations. The new benefit restrictions, required under the Pension Protection Act of 2006, do not apply in 2010 given the funded status of the Plans. Pension expense of approximately $2,508,000, $2,316,000, and $3,015,000 was allocated to the Company for the years ended December 31, 2009, 2008, and 2007, respectively.

The Companies participate in a qualified contributory 401(k) Plan (herein referred to as the “Plan”). Substantially all employees are eligible to enter into the Plan. Employee participation in the Plan is optional; participants contribute at least 1%, but no more than 30% of base compensation, subject to Internal Revenue Service limitations. The Companies are required to make contributions each payroll period, as defined, to a trust fund. Effective January 1, 2009, the Plan moved from a variable match to a fixed match formula for company contributions. The new formula is a dollar-for-dollar match on the first 3% of eligible contributions plus 50 cents per dollar on the next 2% of eligible contributions. The maximum annual company contribution is 4% of eligible contributions. The Plan expense allocated to the Company during 2009, 2008, and 2007 amounted to $1,050,000, $262,000, and $206,000, respectively.

The Companies provide certain health care benefits to certain grandfathered agents and substantially all employees. In addition, the Companies provide most employees with a life insurance benefit. Upon retirement, agents and employees are eligible to continue certain of these benefits. Except for certain grandfathered individuals, retired employees and agents contribute to the health care plan an amount intended to fully provide for the covered benefits. For those grandfathered retirees in the health care plan, the Companies absorb a portion of the annual cost. Beginning on January 1, 2010, the subsidy for those grandfathered agent retirees will discontinue. For the life insurance program, the Companies absorb substantially all of the cost. The Company also contributes toward eligible employees’ postretirement health care using a fixed amount for each year of eligible service. The Companies’ portions of the costs of these programs are unfunded. The Companies sponsor no other significant postretirement benefit plans. The remaining cost to the Company was not significant in 2009, 2008, or 2007. Liabilities for earned but untaken vacation and earned but unused sick leave have been accrued.

27

American Family Life Insurance Company

Notes to Financial Statements—(Continued)

December 31, 2009, 2008, and 2007

9. Accumulated Other Comprehensive Income (Loss)

Accumulated other comprehensive income (loss) at December 31 is comprised of the following components:

(in thousands of dollars)	2009	2008	2007
Unrealized gains on common stocks	$3,525	$6,624	$25,182
Unrealized gains (losses) on bonds	114,267	(55,457)	11,932
Adjustment of DAC related to fair value adjustment	(48,123)	22,726	(4,043)
Deferred income taxes	(24,761)	9,278	(11,754)

Accumulated other comprehensive income (loss)	$44,908	$(16,829)	$21,317

10. Statutory Financial Data

The Company also prepares financial statements in accordance with statutory accounting practices prescribed or permitted by applicable insurance regulatory authorities (STAT). STAT practices include the National Association of Insurance Commissioners’ “Accounting Practices and Procedures Manual,” state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted STAT practices encompass all accounting practices that are not prescribed. The Company does not employ any permitted STAT practices in the preparation of its statutory financial statements. The principal differences between prescribed statutory financial statements and financial statements prepared in accordance with GAAP are disclosed below.

The Company is subject to regulation and supervision by the various state insurance regulatory authorities in which it conducts business. Such regulation is generally designed to protect policyholders and includes such matters as maintenance of minimum statutory capital and surplus, risk-based capital ratios, and restrictions on the payment of stockholder dividends. Generally, the Company’s statutory surplus may be available for distribution to its stockholder. However, such distributions as dividends may be subject to prior regulatory approval. No stockholder dividends were paid in 2009, 2008, or 2007.

A reconciliation of statutory capital and surplus and net income to GAAP for the Company as of and for the years ended December 31 is as follows:

	Capital and Surplus/Equity			Net Income
(in thousands of dollars)	2009	2008	2007	2009	2008	2007
Per statutory annual statements	$556,480	$446,822	$501,515	$76,921	$(81,848)	$65,399
GAAP adjustments
DAC	529,022	594,605	552,043	5,266	15,793	14,272
Statutory allowance for investment valuation fluctuations	15,683	1,228	34,951	(202)	(6,361)	(1,490)
Unrealized gains (losses) on bonds	119,320	(54,771)	12,350		—	—
Life and deposit contract liabilities	(139,222)	(142,081)	(156,883)	2,859	14,802	(13,245)
Deferred taxes	(189,220)	(149,970)	(154,569)	(11,972)	38,243	(2,446)
Nonadmitted assets	119,217	165,071	129,013	—	—	—
Policyholders’ dividends payable	20,736	20,552	20,338	184	214	290
Other	3,641	6,386	6,097	(2,805)	290	1,494

Per GAAP financial statements	$1,035,657	$887,842	$944,855	$70,251	$(18,867)	$64,274

28

PART C

OTHER INFORMATION

Item 26.	Exhibits

1.	Board of Directors Resolutions.

a)	Resolution of the Board of Directors of American Family Life Insurance Company authorizing establishment of the American Family Variable Account I (1)

2.	Custodian Agreements. Not Applicable

3.	Underwriting Contracts.

a)	Underwriting Agreement among American Family Life Insurance Company, American Family Variable Account I, and American Family Securities, LLC (2)

b)	Sales Representative Agent Agreement (Including Compensation Schedule) (2)

4.	Contracts.

a)	Variable Universal Life Insurance Policy (1)

b)	Accelerated Death Benefit Rider (L-ACDB (VUL)) (1)

c)	Accidental Death Benefit Rider (L-ACD (VUL)) (1)

d)	Additional Insured Rider (L-AI-I (VUL)) (1)

e)	Children’s Insurance Rider (L-CI-1 (VUL)) (1)

f)	Guaranteed Minimum Death Benefit Rider (1)

g)	Guaranteed Insurability Benefit Rider (L-GPO (VUL)) (1)

h)	Waiver of Monthly Deductions Benefit for Primary Insured (L-WMD (VUL)) (1)

i)	Waiver of Specified Premium Rider for the Primary Insured (L-WSP (VUL)) (1)

5.	Applications.

a)	Form of Application (1)

6.	Depositor’s Certificate of Incorporation and By-Laws.

a)	Articles of Amendment to the Articles of Incorporation of American Family Life Insurance Company (1)

b)	By-Laws of American Family Life Insurance Company (1)

7.	Reinsurance Contracts.

a)	Reinsurance Agreement between American Family Life Insurance Company and Life Reassurance Corporation of America (4)

8.	Participation Agreements.

a)	Form of Participation Agreement among Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, Fidelity Distributors Corporation and American Family Life Insurance Company (2)

b)	Form of Amendment to Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Family Life Insurance Company (5)

c)	Form of Second Amendment to Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Family Life Insurance Company (6)

9.	Administrative Contracts. Not Applicable

10.	Other Material Contracts.

Form of Rule 22c-2 Shareholder Information Agreement Related to Variable Products between Fidelity Distributors Corporation and American Family Life Insurance Company (5)

11.	Legal Opinion.

a)	Opinion of Christopher S. Spencer (7)

b)	Consent of Christopher S. Spencer (7)

12.	Not Applicable

13.	Not Applicable

14.	Other Opinions.

a)	Consent of Sutherland Asbill & Brennan LLP (7)

b)	Consent of Independent Registered Public Accounting Firm (7)

c)	Consent of John Christensen (7)

15.	Omitted Financial Statements. Not Applicable

16.	Initial Capital Agreements. Not Applicable.

17.	Redeemability Exemption. Description of American Family Life Insurance Company’s Issuance, Transfer and Redemption Procedures for Policies. (3)

18.	Powers of Attorney (7)

(1)	Incorporated herein by reference to Form S-6 Registration (File No. 333-44956) filed August 31, 2000.

(2)	Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-44956) filed March 8, 2001.

(3)	Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-44956) filed April 30, 2002.

(4)	Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 (File No. 333-44956) filed April 30, 2003.

(5)	Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 (File No. 333-44956) filed April 27, 2007.

(6)	Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-6 (File No. 333-44956) filed April 25, 2008.

(7)	Filed herein.

Item 27.	Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
David Ralph Anderson	Chairman of the Board, and C.E.O.

Jack Charles Salzwedel	Director, President and C.O.O.

Christopher Shippee Spencer	Director, Chief Legal Officer, Secretary

Daniel Robert Schultz	Director, Chief Financial Officer, Treasurer

Alan Edward Meyer	Director, Vice President

Bradley J. Gleason	Director, Executive Vice President

Mary Lynn Schmoeger	Director, Executive Vice President

Gerry William Benusa	Director, Executive Vice President

Mark Valdez Afable	Director, Executive Vice President

Jerome Gilbert Rekowski	Director, Executive Vice President

Peter Chesley Gunder	Vice President, Investments

Kari Elizabeth Grasee	Vice President, Controller

Dean M. Fiorelli	Assistant Treasurer

*	The principal business address for each officer and director is 6000 American Parkway, Madison, Wisconsin 53783-0001.

Item 28.	Persons Controlled by or Under Common Control With the Depositor or Registrant

Name	Jurisdiction	Percent Of Voting Securities Owned

American Family Mutual Insurance Company	Wisconsin	Mutual Company
American Family Securities, LLC	Wisconsin	Ownership of all voting securities by American Family Mutual Insurance Company
AmFam, Inc.	Wisconsin	Ownership of all voting securities by American Family Mutual Insurance Company
American Family Brokerage, Inc.	Wisconsin	Ownership of all voting securities by American Family Mutual Insurance Company
American Family Life Insurance Company	Wisconsin	Ownership of all voting securities by AmFam, Inc.
American Standard Insurance Company of Wisconsin	Wisconsin	Ownership of all voting securities by AmFam, Inc.
American Family Financial Services, Inc.	Wisconsin	Ownership of all voting securities by AmFam, Inc.
American Family Insurance Company	Ohio	Ownership of all voting securities by AmFam, Inc.
American Standard Insurance Company of Ohio	Ohio	Ownership of all voting securities by AmFam, Inc.

Item 29.	Indemnification

The By-Laws of American Family Life Insurance Company provide, in part in Article VII, as follows:

ARTICLE VII

INDEMNIFICATION OF DIRECTORS, OFFICERS, AND OTHER PERSONS

To the extent permitted by law, the Corporation shall indemnify each Director and Officer of the Corporation, and his heirs, executors and administrators against all expenses and liability reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a Director or Officer of the Corporation, whether or not he continues to be a Director or Officer at the time of incurring such expenses and liabilities; such expenses and liabilities to include, but not limited to judgments, court costs, and attorneys’ fees and the cost of settlements. The Corporation shall not, however, indemnify such Director or Officer with respect to matters as to which he shall be finally adjudged in any such action, suit, or proceeding to have been liable for willful misconduct in the performance of his duties as such Director or Officer. In the event a settlement or compromise is effected, indemnification may be had only if the Board of Directors shall have been furnished with an opinion of counsel for the Corporation to the effect that such settlement or compromise is in the best interests of the Corporation and that such Director or Officer is not liable for willful misconduct in the performance of his duties with respect to such matters, and, if the Board shall have adopted a resolution approving such settlement or compromise. The foregoing right of indemnification shall not be exclusive of other rights to which any Director or Officer may be entitled as a matter of law.

Insofar as indemnification or liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that any claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter

(a)	Other Activity. American Family Securities, LLC is the registrant’s principal underwriter. It is also the principal underwriter for American Family Variable Account II.

(b)	Management. The following information is furnished with respect to the officers and directors of American Family Securities, LLC:

Name and Principal Business Address*	Positions and Offices with American Family Securities, LLC

Gerry William Benusa	Director and President
Daniel Robert Schultz	Director
Kari E. Grasse	Treasurer & Vice President, Financial Operations
Christopher S. Spencer	Senior Vice President, Chief Legal Officer, Secretary & Director
Michael R. Duran	Vice President, Sales
Richard Martin Steffen	Vice President, Sales
Chirstopher Robert Listau	Vice President, Sales
Alan Edward Meyer	Vice President of Products

*	Principal business address is 6000 American Parkway, Madison, Wisconsin, 53783.

(c)	Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
American Family Securities, LLC	$1,972,791	None	N/A	N/A

Item 31.	Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by American Family Life Insurance Company at 6000 American Parkway, Madison, Wisconsin 53783-0001.

Item 32.	Management Services

All management contracts are discussed in Part A or Part B.

Item 33.	Fee Representation

American Family Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Family Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, American Family Variable Account I and American Family Life Insurance Company, certify that they meet all the requirements for effectiveness of the registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Madison and State of Wisconsin, on the day of April 26, 2010.

AMERICAN FAMILY VARIABLE LIFE SEPARATE ACCOUNT I (REGISTRANT)

Attest:	/s/ Christopher Shippee Spencer	By:	*
	Christopher Shippee Spencer		David Ralph Anderson
Chairman of the Board of Directors and Chief Executive Officer

AMERICAN FAMILY LIFE INSURANCE COMPANY (DEPOSITOR)

Attest:	/s/ Christopher Shippee Spencer	By:	*
	Christopher Shippee Spencer		David Ralph Anderson
Chairman of the Board of Directors and Chief Executive Officer

	/s/ Ann F. Wenzel	On April 26, 2010, as Attorney-in-Fact pursuant to power of attorney.
*By:	Ann F. Wenzel
Attorney-in-Fact Pursuant to Power of Attorney

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on April 26, 2010.

Signatures	Title	Date

* DAVID RALPH ANDERSON	Chairman of the Board of Directors and Chief Executive Officer (Principal Executive Officer)	April 26, 2010

* JACK CHARLES SALZWEDEL	Director, President, and C.O.O. (Principal Financial Officer)	April 26, 2010

* DANIEL ROBERT SCHULTZ	Director, Chief Financial Officer, and Treasurer (Principal Accounting Officer)	April 26, 2010

* KARI ELIZABETH GRASEE	Vice President, Controller	April 26, 2010

* CHRISTOPHER SHIPPEE SPENCER	Director, Chief Legal Officer, Secretary, Senior Vice President	April 26, 2010

* MARY LYNN SCHMOEGER	Director	April 26, 2010

* ALAN EDWARD MEYER	Director, Vice President, Operations	April 26, 2010

* BRADLEY J. GLEASON	Director, Executive Vice President	April 26, 2010

* GERRY WILLIAM BENUSA	Director, Executive Vice President	April 26, 2010

* MARK VALDEZ AFABLE	Director, Executive Vice President	April 26, 2010

* JEROME GILBERT REKOWSKI	Director, Executive Vice President	April 26, 2010

* PETER CHESLEY GUNDER	Senior Vice President, Investments	April 26, 2010

*By:	/s/ Ann F. Wenzel	April 26, 2010
Attorney-in-Fact Pursuant to Power of Attorney

EXHIBIT INDEX

11 (a)	Opinion and Consent of Christopher S. Spencer, Esq.

(b)	Consent of Christopher S. Spencer, Esq.

14(a)	Consent of Sutherland Asbill & Brennan LLP

(b)	Consent of Independent Registered Public Accounting Firm

(c)	Consent of John Christensen

18	Powers of Attorney